Exhibit 10.27

CLIFFORD CHANCE LLP

EXECUTION COPY

THE SECOND AMENDMENT AGREEMENT

dated OCTOBER 11, 2010

for

TIANJIN NEW HIGHLAND SCIENCE AND TECHNOLOGY DEVELOPMENT CO., LTD.

as Borrower

with

DEUTSCHE BANK AG, HONG KONG BRANCH

acting as Facility Agent

DEUTSCHE BANK AG, HONG KONG BRANCH

acting as Calculation Agent

and

DB TRUSTEES (HONG KONG) LIMITED

acting as Security Agent

RELATING TO A

FACILITY AGREEMENT

DATED 8 JANUARY 2010 AS AMENDED AND RESTATED
PURSUANT TO AN AMENDMENT AGREEMENT DATED

11 JANUARY 2010

THIS AGREEMENT is dated                                                 and made between:

(1)                            TIANJIN NEW HIGHLAND SCIENCE AND TECHNOLOGY DEVELOPMENT CO., LTD. , a wholly foreign-owned enterprise established under the laws of the PRC (the “Borrower”);

(2)                            INTERNATIONAL PETROLEUM SERVICES CORPORATION LIMITED, a company incorporated in Hong Kong with company number 1165755 (“Parentco”);

(3)                            SUPERPORT LIMITED, a BVI Business Company incorporated in the British Virgin Islands (“Holdco”);

(4)                            SINOTECH ENERGY LIMITED, an exempted company incorporated in the Cayman Islands with company number 241866 (“Cayman Co”);

(5)                            DEUTSCHE BANK AG, HONG KONG BRANCH as Facility Agent;

(6)                            DEUTSCHE BANK AG, HONG KONG BRANCH as Calculation Agent; and

(7)                            DB TRUSTEES (HONG KONG) LIMITED as Security Agent.

RECITALS:

(A)                    A facility agreement (the “Original Facility Agreement”) dated 8 January 2010 was made between, among others, the Borrower, Holdco, Parentco, Deutsche Bank AG, Hong Kong Branch as Arranger, Calculation Agent and Facility Agent and DB Trustees (Hong Kong) Limited as Security Agent, as amended and restated pursuant to an amendment agreement dated 11 January 2010, and as further amended from time to time prior to the date of this Agreement.

(B)                      For good and valuable consideration the receipt of which is hereby acknowledged by each Party, the Parties have agreed to amend the Original Facility Agreement on the terms and conditions set out in the Amended and Restated Agreement (as defined below).

(C)                      The Facility Agent is entering into this Agreement on behalf of the Finance Parties in accordance with Clause 34.1 (Required consents) of the Original Facility Agreement.

IT IS AGREED as follows:

1.                                 DEFINITIONS AND INTERPRETATION

1.1                           Definitions

In this Agreement:

“Amended and Restated Agreement” means the Original Facility Agreement, as amended by this Agreement, the terms of which are set out in Schedule 2 (Amended and Restated Agreement).

“Effective Date” means the date on which the Facility Agent confirms to the Lenders and the Borrower that it has received each of the documents and evidence listed in Schedule 1 (Conditions Precedent) in form and substance satisfactory to the Facility Agent.

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“Restructuring Documents” means:

(a)                                      this Agreement;

(b)                                     the share charge in the agreed form entered into or to be entered into between Premium Sino and the Security Agent pursuant to which, among other things, Premium Sino grants Security to the Security Agent over shares in Cayman Co (the “Share Charge over Cayman Co”);

(c)                                      the debenture in the agreed form entered into or to be entered into between Cayman Co and the Security Agent pursuant to which, among other things, Cayman Co grants Security over its assets to the Security Agent (the “Cayman Co Debenture”);

(d)                                     the deed of release in relation to the Share Charge over Holdco in the agreed form granted or to be granted by the Security Agent in favour of Premium Sino (the “Deed of Release”);

(e)                                      the share mortgage in the agreed form entered into or to be entered into between Cayman Co and the Security Agent pursuant to which, among other things, Cayman Co grants Security to the Security Agent over all of the shares in Holdco (the “New Share Charge over Holdco”);

(f)                                        the amendment deed in relation to the Security Trust Deed in the agreed form between, among others, the Borrower and the Security Agent (the “Amendment to Security Trust Deed”);

(g)                                     the Obligor Accession Letter (as defined in the Security Trust Deed) in respect of Cayman Co’s accession to the Security Trust Deed (the “Cayman Co Accession Letter”);

(h)                                     the first supplemental instruments to instrument constituting Tranche A warrants, instrument constituting Tranche B warrants, instrument constituting Tranche C warrants and instrument constituting Tranche D warrants (the “Relevant Warrants”) respectively, in each case entered or to be entered into by Premium Sino as issuer, Cayman Co, Holdco, Parentco and the Sponsor (the “First Supplemental Instruments”); and

(i)                                         the second supplemental instruments to the Relevant Warrants, in each case entered or to be entered into by Premium Sino as issuer, Cayman Co, Holdco, Parentco and the Sponsor (the “Second Supplemental Instruments”).

“Obligors” means the Obligors (as defined in the Original Facility Agreement) and Cayman Co.

1.2                           Incorporation of defined terms

(a)                                      Unless a contrary indication appears, a term defined in the Original Facility Agreement has the same meaning in this Agreement.

(b)                                     The principles of construction set out in the Original Facility Agreement shall have effect as if set out in this Agreement mutatis mutandis.

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1.3                           Clauses

In this Agreement any reference to a “Clause” or a “Schedule” is, unless the context otherwise requires, a reference to a Clause or a Schedule to this Agreement.

1.4                           Designation

In accordance with the Original Facility Agreement, each of the Borrower and the Facility Agent designates this Agreement as a Finance Document.

2.                                 RESTATEMENT

With effect from the Effective Date, (a) the Original Facility Agreement shall be amended and restated so that it shall be read and construed for all purposes as set out in Schedule 2 (Amended and Restated Agreement); and (b) Cayman Co shall become a party thereto; provided that the amendment and restatement referred to in (a) is conditional upon the absence of any event or circumstance which would invalidate any consent granted by the Transaction Warrant Holders (as defined in the Security Trust Deed) in respect of any First Supplemental Instrument, Second Supplemental Instrument or the transactions contemplated thereby.

3.                                 REPRESENTATIONS

3.1                           Repeating representations

On the date of this Agreement and the Effective Date, each Obligor party hereto makes the representations and warranties set out in Clause 18 (Representation) of Schedule 2 (Amended and Restated Agreement) to each Finance Party (by reference to the facts and circumstances existing as at the date of this Agreement or the Effective Date (as the case may be), and as if (a) any reference therein to the Original Facility Agreement or any Finance Document included a reference to this Agreement and the Amended and Restated Agreement, and (b) any reference therein to any “ Obligor”, any “Obligor party hereto” or any “member of the Group” included a reference to Cayman Co.

4.                                 CAYMAN CO ACKNOWLEDGEMENT

Cayman Co confirms that it shall perform all the obligations expressed to be binding upon it under, and comply with and be bound by all the terms of the Amended and Restated Agreement, as if Cayman Co were an original party to the Amended and Restated Agreement.

5.                                 CONTINUITY AND FURTHER ASSURANCE

5.1                           Continuing obligations

The provisions of the Original Facility Agreement, as amended by this Agreement, shall continue in full force and effect.  Each other Finance Document shall continue in full force and effect.

5.2                           Further assurance

Each Obligor party hereto shall (and shall procure that each other Obligor shall), at the request of the Facility Agent and at its own expense, do all such acts and things necessary or desirable to give effect to the amendments effected or to be effected pursuant to this Agreement.

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6.                                 FEES, COSTS AND EXPENSES

6.1                           Transaction expenses

The Borrower shall, within five Business Days of demand, pay each of the Calculation Agent, the Facility Agent, the Security Agent and the Arranger the amount of all costs and expenses (including without limitation legal fees) properly incurred by any or all of them in connection with the negotiation, preparation, printing and execution of this Agreement and any other documents referred to in this Agreement.

6.2                           Enforcement costs

The Borrower shall, within five Business Days of demand, pay each of the Calculation Agent, the Facility Agent, the Security Agent and the Arranger the amount of all costs and expenses (including legal fees) incurred by any or all of them in connection with the enforcement of, or the preservation of any rights under, this Agreement.

6.3                           Stamp taxes

The Borrower shall pay and, within five Business Days of demand, indemnify each Finance Party against any cost, loss or liability that Finance Party incurs in relation to all stamp duty, registration and other similar Taxes payable in respect of this Agreement.

7.                                 MISCELLANEOUS

7.1                           Incorporation of terms

The provisions of Clause 30 (Notices), Clause 32 (Partial Invalidity), Clause 33 (Remedies and waivers) and Clause 37 (Enforcement) of the Original Facility Agreement shall apply to this Agreement mutatis mutandis and as if references in those clauses to “this Agreement” or any Finance Document were references to this Agreement.

7.2                           Counterparts

This Agreement may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.

8.                                 GOVERNING LAW

This Agreement shall be governed by and shall be construed in accordance the laws of Hong Kong.

This Agreement has been entered into on the date stated at the beginning of this Agreement.

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SCHEDULE 1
CONDITIONS PRECEDENT

1.                                 Relevant Obligors

In respect of each of the Borrower, Parentco, Holdco, Cayman Co, Premium Sino and Wise Worldwide (each a “Relevant Obligor”):

(a)                                      (in the case of the Borrower, Parentco, Holdco, Premium Sino and Wise Worldwide) a certificate (signed on behalf of that Relevant Obligor by a person authorised by the board of directors of that Relevant Obligor) confirming that its constitutional documents are in full force and effect and have not been amended, varied or supplemented (in each case) from the form delivered to the Facility Agent under Schedule 2 (Conditions Precedent to Initial Utilisation) to the Original Facility Agreement, or (if any such amendment, variation or supplement has been made in respect of the constitutional documents of that Relevant Obligor) a copy of the constitutional documents of that Relevant Obligor;

(b)                                     (in the case of Cayman Co) a copy of the constitutional documents of Cayman Co including without limitation:

(i)                       its certificate of incorporation;

(ii)                    its memorandum of association;

(iii)                 its articles of association (which shall have been amended to remove the discretion of the directors of Cayman Co in respect of the registration of transfers of shares in Cayman Co); and

together with its statutory registers, including its updated register of members, register of directors and register of mortgages and charges;

(c)                                      copies of the resolution(s) of the board of directors of that Relevant Obligor (save, in the case of the Borrower, if the legal advisers in the PRC to the Facility Agent confirm in favour of the Facility Agent that the resolution(s) of the board of directors of the Borrower delivered to the Facility Agent under Schedule 2 (Conditions Precedent to Initial Utilisation) to the Original Facility Agreement are sufficient for the following purposes):

(i)                       approving the terms of, and the transactions contemplated by, the Restructuring Documents to which it is a party and resolving that it execute the Restructuring Documents to which it is a party;

(ii)                    authorising a specified person or persons to execute the Restructuring Documents to which it is a party on its behalf; and

(iii)                 authorising a specified person or persons, on its behalf, to sign and/or despatch all documents and notices to be signed and/or despatched by it under or in connection with the Restructuring Documents to which it is a party;

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(d)                                     a specimen signature of each person authorised by the resolution(s) referred to in paragraph (c) above;

(e)                                      (in the case of Premium Sino and Cayman Co only) a certificate of (signed on behalf of that Relevant Obligor by a person authorised by the board of directors of that Relevant Obligor) confirming that securing the Total Commitments (including any increase thereto pursuant to the delivery of Lender Accession Memorandum(s) from time to time) would not cause any security or similar limit binding on that Relevant Obligor to be exceeded; and and

(f)                                        a certificate of an authorised signatory of that Relevant Obligor certifying that each copy document specified in this Schedule and/or any document or evidence delivered hereunder in copy form is correct, complete and in full force and effect as at a date no earlier than the date of such certificate.

2.                                 Sponsor

A certificate (signed by the Sponsor) confirming that copies of his person identification card, passport and household register that were delivered to the Facility Agent under Schedule 2 (Conditions Precedent to Initial Utilisation) to the Original Facility Agreement remain true, complete and up-to-date copies of the same which are in full force and effect.

3.                                 Restructuring Documents

(a)                                      Each of the Restructuring Documents (other than the Deed of Release) duly executed by the parties thereto.

(b)                                     Evidence that unanimous written consent of the relevant warrant holders in respect of each of the First Supplemental Instruments, the Second Supplemental Instruments and the transactions contemplated thereunder has been obtained.

(c)                                      All documents and evidence required, pursuant to the terms of any of the Restructuring Documents, to be delivered promptly upon execution of such Restructuring Document or prior to the Effective Date (as defined in the Amendment to Security Trust Deed).

4.                                 Legal opinions

(a)                                      A legal opinion of Clifford Chance, Hong Kong legal adviser to the Facility Agent in form and substance satisfactory to the Facility Agent.

(b)                                     A legal opinion of King and Wood, legal advisers in the PRC to the Facility Agent in form and substance satisfactory to the Facility Agent.

(c)                                      A legal opinion of Maples and Calder, legal advisers as to British Virgin Islands law to the Borrower in form and substance satisfactory to the Facility Agent.

(d)                                     A legal opinion of Maples and Calder, legal advisers as to Cayman Islands law to the Borrower in form and substance satisfactory to the Facility Agent.

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5.                                 Business

Amendments to the Sponsor Non-Compete Undertaking in the agreed form duly executed by the parties thereto.

6.                                 Other documents and evidence

(a)                                      The group structure chart indicating the group structure of Cayman Co and its Subsidiaries upon completion of the Relevant Permitted Reorganisation (as defined in Schedule 2 (Amended and Restated Agreement)) and showing such information as specified in Clause 18.25 (Group Structure Chart) of the Original Facility Agreement.

(b)                                     Evidence of application to SAFE for the filing of the particulars of this Agreement and the Amended and Restated Agreement, if such filing is necessary or desirable as advised by the legal advisers in the PRC to the Facility Agent.

(c)                                      A copy of the updated register of members and register of transfers of Holdco, as certified by its registered agent.

(d)                                     A certificate of good standing in respect of Cayman Co.

(e)                                      All documentation and other evidence as is reasonably requested by the Facility Agent (for any or all of the Finance Parties) in order for any or all of the Finance Parties to carry out and be satisfied with the results of all necessary “know your customer”, anti-money laundering and/or other similar checks under all applicable laws and regulations in connection with any or all the Restructuring Documents and/or the transactions contemplated thereunder.

(f)                                        Evidence that each of the process agents (which is not a member of the Group) referred to in Clause 37.2 (Service of Process) of the Amended and Restated Agreement (in respect of its appointment by Cayman Co) and/or in any other Restructuring Document has accepted its appointment.

(g)                                     Evidence that the fees, costs and/or expenses then due from any Obligor pursuant to Clause 5 (Fees, Costs and Expenses) or any Transaction Warrant Document have been paid or will be paid by the Effective Date.

(h)                                     A copy of any other Authorisation or other document, opinion or assurance which the Facility Agent considers to be necessary or desirable (if it has notified the Borrower accordingly) in connection with (i) the entry into and/or performance of the transaction contemplated by any Restructuring Document or Transaction Finance Document and/or (ii) for the legality, validity and/or enforceability of any Restructuring Document or Transaction Finance Document.

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SCHEDULE 2
AMENDED AND RESTATED AGREEMENT

(see following page)

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EXECUTION COPY

FACILITY AGREEMENT

dated 8 January 2010

and

AS AMENDED AND RESTATED PURSUANT TO AN AMENDMENT AGREEMENT

dated 11 January 2010

and

AS FURTHER AMENDED AND RESTATED PURSUANT TO A SECOND AMENDMENT AGREEMENT

dated October 11, 2010

for

TIANJIN NEW HIGHLAND SCIENCE AND TECHNOLOGY DEVELOPMENT CO., LTD.

as Borrower

arranged by

DEUTSCHE BANK AG, HONG KONG BRANCH

with

DEUTSCHE BANK AG, HONG KONG BRANCH

acting as Calculation Agent

DEUTSCHE BANK AG, HONG KONG BRANCH

acting as Facility Agent

and

DB TRUSTEES (HONG KONG) LIMITED

acting as Security Agent

FACILITY AGREEMENT

33.	Remedies And Waivers	129

34.	Amendments And Waivers	130

35.	Counterparts	131

36.	Governing Law	132

37.	Enforcement	132

38.	Effectiveness	132

39.	Registration And Approvals	132

40.	Language	133

Schedule 1	THE ORIGINAL TRANCHE ONE LENDERS	134

Schedule 2	CONDITIONS PRECEDENT FOR INITIAL UTILISATION	135

Schedule 3	FORM OF UTILISATION REQUEST	140

Schedule 4	FORM OF TRANSFER CERTIFICATE	142

Schedule 5	FORM OF COMPLIANCE CERTIFICATE	145

Schedule 6	BANK ACCOUNTS	147

Schedule 7	INTENTIONALLY LEFT BLANK	167

Schedule 8	FORM OF NOTICE OF INTENTION TO PUT	168

Schedule 9	FORM OF LENDER ACCESSION MEMORANDUM	169

Schedule 10	INTENTIONALLY LEFT BLANK	172

Schedule 11	INTENTIONALLY LEFT BLANK	173

Schedule 12	CONDITIONS PRECEDENT FOR SUBSEQUENT TRANCHES	174

Schedule 13	CONDITIONS SUBSEQUENT	175

THIS AGREEMENT is dated October 11, 2010 and amended and restated pursuant to the Second Amendment Agreement (as defined below) and made between:

(1)                            TIANJIN NEW HIGHLAND SCIENCE AND TECHNOLOGY DEVELOPMENT CO., LTD. , a wholly foreign-owned enterprise established under the laws of the PRC (the “Borrower”);

(2)                            INTERNATIONAL PETROLEUM SERVICES CORPORATION LIMITED, a company incorporated in Hong Kong with company number 1165755 (“Parentco”);

(3)                            SUPERPORT LIMITED, a BVI Business Company incorporated in the British Virgin Islands (“Holdco”);

(4)                            SINOTECH ENERGY LIMITED, an exempted company incorporated in the Cayman Islands (“Cayman Co”);

(5)                            DEUTSCHE BANK AG, HONG KONG BRANCH as co-ordinating arranger (the “Arranger”);

(6)                            THE FINANCIAL INSTITUTIONS listed in Schedule 1 (The Original Tranche One Lenders) as lenders (the “Original Tranche One Lenders”);

(7)                            DEUTSCHE BANK AG, HONG KONG BRANCH as calculation agent (the “Calculation Agent”);

(8)                            DEUTSCHE BANK AG, HONG KONG BRANCH as agent of the other Finance Parties (the “Facility Agent”); and

(9)                            DB TRUSTEES (HONG KONG) LIMITED as security trustee for the Secured Parties (the “Security Agent”).

IT IS AGREED as follows:

SECTION 1

INTERPRETATION

1.                                 DEFINITIONS AND INTERPRETATION

1.1                           Definitions

In this Agreement:

“Accession Date” means, with respect to any Lender Accession Memorandum, the date on which it is delivered to the Facility Agent.

“Account Control Agreement” means the account control agreement in agreed form entered or to be entered into between the Borrower, the Security Agent and the AM in relation to the accounts of the Borrower.

“Accounting Principles” means generally accepted accounting principles in the United States of America.

“Affiliate” means, in relation to any person, a Subsidiary of that person or a Holding Company of that person or any other Subsidiary of any Holding Company of that person.

“AM” means China Construction Bank Corporation as account manager.

“Amendment Agreement” means the amendment agreement dated 11 January 2010 between, amongst others, the Borrower, Deutsche Bank AG, Hong Kong Branch as arranger, facility agent and security agent and DB Trustees (Hong Kong) Limited as security agent.

“Amendment to Security Trust Deed” means the amendment deed in relation to the Security Trust Deed in the agreed form between, among others, the Borrower and the Security Agent.

“Approved Audit Firm” means any one of Deloitte, Ernst & Young, KPMG, PricewaterhouseCooper and Grant Thornton.

“Approved Capex Budget” means:

(a)                                  in respect of the Initial Budget Period, the budget of Capital Expenditure of the Borrower (other than Project Capital Expenditure), in agreed form; and

(b)                                 in respect of any subsequent half yearly period immediately following the half yearly period to which the preceding Approved Capex Budget relates, the budget of Capital Expenditure of the Borrower (other than Project Capital Expenditure) of the Borrower for such subsequent half year (showing Capital Expenditure (other than Project Capital Expenditure) for each month in such subsequent half year) as approved by the Facility Agent (acting on the instruction of the Majority Lenders) pursuant to Clause 21.27 (Budgets), in each case specifying whether and the extent to which such Capital Expenditure (other than Project Capital Expenditure) is to be funded from (i) the Onshore Controlled Account or (ii) any account other than the accounts specified in paragraph 1(a) of Schedule 6 (Bank Accounts) respectively.  For the avoidance of doubt, to the extent that any Capital Expenditure is specified in an Approved Capex Budget as to be funded from account(s) other than the accounts specified in paragraph 1(a) of Schedule 6 (Bank Accounts), such Capital Expenditure shall not constitute Capital Expenditure that is permitted to be funded or withdrawn from the Onshore Controlled Account pursuant to such Approved Capex Budget.

“Approved Opex Budget” means:

(a)                                in respect of the Initial Budget Period, the budget of Operating Expenditure of the Borrower for such half year (showing Operating Expenditure for each month during such half year), in agreed form; and

(b)                               in respect of any subsequent half yearly period immediately following the half yearly period to which the preceding Approved Opex Budget relates, the budget of Operating Expenditure of the Borrower for such subsequent half year (showing Operating Expenditure for each month in such subsequent half year) as approved by the Facility Agent (acting on the instruction of the Majority Lenders) pursuant to Clause 21.27 (Budgets),

in each case specifying whether and the extent to which such Operating Expenditure is to be funded from (i) the Onshore Controlled Account or (ii) any account other than the accounts specified in paragraph 1(a) of Schedule 6 (Bank Accounts) respectively.  For the avoidance of doubt, to the extent that any Operating Expenditure is specified in an Approved Opex Budget as to be funded from any account other than the accounts specified in paragraph 1(a) of Schedule 6 (Bank Accounts), such Operating Expenditure shall not constitute Operating Expenditure that is permitted to be funded or withdrawn from the Onshore Controlled Account pursuant to such Approved Opex Budget.

“Approved Project Capex Schedule” means the schedule of Capital Expenditure in agreed form showing payments of Capital Expenditure to the LHD Vendor under (i) the Financed LHD Acquisition Agreement in respect of the acquisition of the Financed LHD Units and (ii) the Upcoming LHD Acquisition Agreement in respect of the acquisition of the Upcoming LHD Units.

“Authorisation” means:

(a)                                      an authorisation, consent, approval, resolution, licence, exemption, filing, notarisation, lodgement or registration; or

(b)                                     in relation to anything which will be fully or partly prohibited or restricted by law if a Government Agency intervenes or acts in any way within a specified period after lodgement, filing, registration or notification, the expiry of that period without intervention or action.

“Availability Period” means:

(a)                                      (in relation to Tranche One) the period from the date of this Agreement to 22 January 2010 (if such date is not a Business Day, the immediately following Business Day); or

(b)                                     (in relation to any other Tranche) the period from the Accession Date in respect of the first Lender Accession Memorandum relating to such Tranche to the earlier of (i) the date falling 30 days after such Accession Date and (ii) the date falling 9 Months after the Initial Utilisation Date.

“Available Commitment” means, in respect of any Tranche and any Lender, at any time and save as otherwise provided in this Agreement, that Lender’s Commitment for such Tranche minus:

(a)                                      the aggregate amount of its participation in any and all outstanding Loans that have been made under such Tranche (for such purpose taking into account the principal amount of each such Loan when it is made and disregarding any subsequent repayment or prepayment of such principal amount); and

(b)                                     (in relation to any proposed Utilisation) the amount of its participation in any Loans (other than the Loan the subject of such proposed Utilisation) that are due to be made under such Tranche on or before the proposed Utilisation Date.

“Available Facility” means, in relation to any Tranche, the aggregate for the time being of each Lender’s Available Commitment for such Tranche.

“Base Case Model” means the financial model and business plan relating to the Group in the agreed form.

“Break Costs” means the amount (if any) by which:

(a)                                      the interest which a Finance Party should have received for the period from the date of receipt or recovery of all or any part of its participation in a Loan or an Unpaid Sum to the last day of the current Interest Period in respect of that Loan or that Unpaid Sum, had the principal amount of that Loan or had that Unpaid Sum so received or recovered been paid on the last day of that Interest Period;

exceeds:

(b)                                     the amount which that Finance Party would be able to obtain by placing an amount equal to the principal amount of that Loan or equal to that Unpaid Sum so received or recovered by it on deposit with a leading bank in the London interbank market for a period starting on the Business Day following such receipt or recovery and ending on the last day of that current Interest Period.

“Business Day” means a day (other than a Saturday or Sunday) on which banks are open for general business in:

(a)                                      (in relation to the determination of any rate of interest or any Utilisation Request) London;

(b)                                     (in relation to a payment in US dollars) New York City; and

(c)                                      (for all purposes) Beijing, Hong Kong and Singapore.

“Calculation Period” means each consecutive period of 2 calendar months, provided that (a) the first Calculation Period shall start on first day of the calendar month (the “Starting Calendar Month”) immediately following the calendar month in which the Initial Utilisation Date falls and ending on the last day of the calendar month immediately following the Starting Calendar Month and (b) each such subsequent Calculation Period shall commence on the day immediately following the last day of the immediately preceding Calculation Period.

“Cayman Co Debenture” means the debenture in the agreed form entered into or to be entered into between Cayman Co and the Security Agent pursuant to which, among other things, Cayman Co grants Security over its assets to the Security Agent.

“Cayman Co Entity” means Cayman Co or any wholly-owned Subsidiary (direct or indirect) of Cayman Co.

“Capex Withdrawal Request” means a withdrawal request in substantially the form of the “Capex Withdrawal Request” scheduled or annexed to the Account Control

Agreement.

“Capital Expenditure” means any expenditure or obligation in respect of expenditure which in accordance with the Accounting Principles should be treated as capital expenditure and includes, without limitation, the capital element of any expenditure or obligation incurred in connection with any finance or capital lease.

“Capital Leasing Contract” means the capital lease entered into by the Borrower in respect of certain office equipment with a monthly repayment amount of RMB2,814 up to December 2012.

“Cash” means, at any time, cash in hand or at bank or financial institution denominated in US dollars and/or (in the case of Cash of the Borrower only) RMB and (in each case) credited to an account in the name of a member of the Group and to which that member of the Group is alone beneficially entitled and for so long as:

(a)                                      that cash is (i) repayable on demand or (ii) on time deposit and repayable within 3 months of such time;

(b)                                     repayment of that cash is not contingent on the prior discharge of any other indebtedness of any member of the Group or of any other person whatsoever or on the satisfaction of any other condition (other than lapse of time); and

(c)                                      neither such cash nor such account is subject to any Security or Quasi-Security except for (i) any Transaction Security and/or (ii) any Security falling within paragraph (b) of Clause 21.3 (Negative pledge).

“Charged Property” means all of the assets of any or all of the Obligors which from time to time are, or are expressed to be, the subject of the Transaction Security.

“Commitment” means:

(a)                                      in relation to Tranche One and any Lender:

(i)                               (in the case of an Original Tranche One Lender) the sum of:

(A)       the amount set opposite the name of such Original Tranche One Lender under the heading “Commitment” in Schedule 1 (The Original Tranche One Lenders); and

(B)         the amount of any other Commitment in respect of Tranche One transferred to it pursuant to it under this Agreement; or

(ii)                            (in the case of any other Lender) the amount of any Commitment in respect of Tranche One transferred to it under this Agreement,

to the extent not cancelled, reduced or transferred by it under this Agreement; or

(b)                                     in relation to any Tranche (other than Tranche One) any Lender:

(i)                                  (in the case of an Original Lender with respect to such Tranche) the sum of:

(A)       the amount set opposite the name of such Original Lender under the heading “Commitment” in the schedule to any Lender Accession Memorandum (for such Tranche) to which such Lender is a party (or, if there is more than one Lender Accession Memorandum for such Tranche to which such Lender is a party, the aggregate of the amount set opposite the name of such Lender under the heading “Commitment” in the schedule to each Lender Accession Memorandum (for such Tranche) to which such Lender is a party); and

(B)         the amount of any other Commitment in respect of such Tranche transferred to it pursuant to it under this Agreement; or

(ii)                               (in the case of any other Lender) the amount of any Commitment in respect of such Tranche transferred to it under this Agreement,

to the extent not cancelled, reduced or transferred by it under this Agreement (provided that, for the avoidance of doubt, any Commitment of any Lender referred to in paragraph (b)(i)(A) in respect of any Tranche (other than Tranche One) shall only be included after such Lender has become a Party hereto pursuant to the applicable Lender Accession Memorandum (for such Tranche) referred to in paragraph (b)(i)(A) and Clause 4.1 (Accession)).

“Compliance Certificate” means a certificate substantially in the form set out in Schedule 5 (Form of Compliance Certificate).

“Covered Entities” means the Borrower, Parentco, Holdco, Cayman Co, any other member of the Group, Premium Sino or the Sponsor (each a “Covered Entity”).

“Current LHD Contracts” means:

(a)                                      the contract entitled “” dated 26 October 2008 entered into between the Borrower and ; and

(b)                                     the contract entitled “” dated 3 November 2009 entered into between the Borrower and .

“Current MD Contracts” means:

(a)                                      the contract entitled “” dated 1 January 2006 entered into between the Borrower and  dated September 2009 entered into between the Borrower and ;

(b)                                     the contract entitled “” dated 1 January 2007 entered into between the Borrower and , and the contract entitled “” dated 8 February 2007 entered into between the Borrower and ; and

(c)                                      the contract entitled “” dated 17 July 2008 entered into between the Borrower and .

“Debt Service Reserve Account” or “DSRA” means an RMB account (including any renewal or re-designation thereof) of the Borrower to be established with China Construction Bank Corporation on or prior to the delivery of the first Utilisation Request and designated in writing as the “Debt Service Reserve Account” by the Borrower and the Arranger.

“DSRA Determination Exchange Rate” means, as at any date, the “FX Fwd Ask Market” rate for “6-month USDCNY NDF rate” as shown on the applicable Bloomberg “NDF” page as at 11a.m. (Hong Kong time) on such date (or, if such rate is not or ceases to be shown or cannot be ascertained from such page, or the Bloomberg service ceases to be available, such other rate of exchange between US dollars and RMB as selected by the Facility Agent).

“Default” means an Event of Default or any event or circumstance which would (with the expiry of a grace period, the giving of notice, the making of any determination under the Finance Documents or any combination of any of the foregoing) be an Event of Default.

“Dividend Withdrawal Request” means a withdrawal request in substantially the form of the “Dividend Withdrawal Request” scheduled or annexed to the Account Control Agreement.

“DSRA Amount” means, as at any date, the amount that is equal to the sum of the aggregate interest which would be payable on the Loans (or any part thereof) at any time during the period of six Months from and including such date, on the assumptions that:

(a)                                      the aggregate principal amount of the Loans outstanding as at such first-mentioned date includes without limitation any Loan that is to be made on such date;

(b)                                     no repayment of any Loan will be made during such six Month period except on the respective Repayment Dates (and in the amounts contemplated under Clause 7.1 (Repayment of Loans)); and

(c)                                      the rate of interest applicable to each Loan will at all times during such period be equal to the then prevailing rate of interest applicable to such Loan as at such first-mentioned date.

“Entrustment Creditor” has the meaning given to it in the definition of “Entrustment Loan”.

“Entrustment Debtor” has the meaning given to it in the definition of “Entrustment Loan”.

“Entrustment Deposit” has the meaning given to it in the definition of “Entrustment Loan”.

“Entrustment Loan” means any loan made by any bank or financial institution to any person (the “Entrustment Debtor”), where:

(a)                                      such loan is made by such bank or financial institution out of amounts deposited by another person (the “Entrustment Creditor”) with such bank or financial institution (such amounts so deposited being the “Entrustment Deposit”);

(b)                                     such bank or financial institution is under a binding obligation to pay any and all receipts of and/or recoveries made by such bank or financial institution in respect of such loan (whether from the Entrustment Debtor or any guarantor or credit support provider of the Entrustment Debtor or otherwise) to the Entrustment Creditor (whether or not after deducting any out-of-pocket costs and expenses incurred by such bank or financial institution in connection with such receipts and/or recoveries); and

(c)                                      except as referred to in paragraph (b), such bank or financial institution does not have any obligation to repay or make any interest or other payment in respect of any such Entrustment Deposit or any part thereof to the Entrustment Creditor.

“Environmental Claim” means any claim, proceeding or investigation by any person in respect of any Environmental Law.

“Environmental Law” means any applicable law in any jurisdiction in which any member of the Group conducts business which relates to the pollution or protection of the environment or harm to or the protection of human health or the health of animals or plants.

“Environmental Permits” means any permit, licence, consent, approval and other authorisation and/or the filing of any notification, report or assessment required under any Environmental Law for the operation of the business of any member of the Group conducted on or from the properties owned or used by any member of the Group.

“Equipment Leasing Contracts” means the two equipment leasing contracts dated 12 July 2007 entered into between the Borrower and  in respect of the sale and leaseback of certain equipment by the Borrower.

“Equity Interest” means, in relation to any person:

(a)                                      any shares of any class or capital stock of or equity interest in such person or any depositary receipt in respect of any such shares, capital stock or equity interest;

(b)                                     any securities convertible or exchangeable (whether at the option of the holder thereof or otherwise and whether such conversion is conditional or otherwise) into any such shares, capital stock, equity interest or depositary receipt, or any depositary receipt in respect of any such securities; or

(c)                                      any option, warrant or other right to acquire any such shares, capital stock, capital interest, securities or depositary receipts referred to in paragraphs (a) and/or  (b).

“Equity Issuance” means, in relation to any person, any allotment or issuance of (or the entering into of any agreement to allot or issue) any Equity Interest of such person, or any grant to any person of any right (whether conditional or unconditional) to call for or require the allotment or issuance of any Equity Interest of such person.

“Equity Pledge over Borrower” means the equity pledge in agreed form entered into or to be entered into between Parentco and the Security Agent pursuant to which, among other things, Parentco grants Security to the Security Agent over all of its equity interests in the Borrower.

“Event of Default” means any event or circumstance specified in Clauses 22.1 (Non-payment) to 22.22 (Material adverse change).

“Existing LHD Units” means the 2 LHD Units that are, as at the date of this Agreement, deployed on the Daqing and Liaoning projects that are the subject of the Current LHD Contracts.

“Existing Shareholders” means Premium Sino, Wise Worldwide, King Da and Prosperia (each an “Existing Shareholder”).

“Exit Event” means any of the following:

(a)                                      the occurrence of any Qualifying IPO;

(b)                                     any Covered Entity shall, in any transaction or series of related transactions, sell, convey, or otherwise dispose (by lease, licence or otherwise) of all or a material part of its assets, property or business or merge or amalgamate with or into or consolidate with any other corporation, limited liability company or other entity other than:

(i)                       a disposal of assets by a Cayman Co Entity to another Cayman Co Entity; or

(ii)                    a solvent merger or amalgamation between a Cayman Co Entity with another Cayman Co Entity (and not involving any person that is not a Cayman Co Entity), where (if Cayman Co is involved in such merger or amalgamation) Cayman Co is the surviving entity and there are no Equity Interests in Cayman Co (following such merger or amalgamation) other than Ordinary Shares; or

(iii)                 the sale, transfer, conveyance or disposal of 90% of the issued shares of and equity interests in Holdco by Premium Sino to Cayman Co as an integral part of the Relevant Permitted Reorganisation; or

(c)                                      any transaction or series of related transactions shall occur pursuant to which more than 40% of the shares or Equity Interests in a Covered Entity (other than the Sponsor) are issued, sold, transferred or conveyed to, or otherwise disposed of by, any person or person(s), other than:

(i)                       any issuance, sale, transfer, conveyance or disposal of shares or Equity Interests in Cayman Co in favour of Premium Sino; or

(ii)                    any issuance, sale, transfer, conveyance or disposal of shares or Equity Interests in any Cayman Co Entity (other than Cayman Co) in favour of another Cayman Co Entity.

“Facility” means the term loan facility made or to be made available under this Agreement, comprising the Tranches.

“Facility Office” means the office or offices notified by a Lender to the Facility Agent in writing on or before the date it becomes a Lender (or, following that date, by not less than five Business Days’ written notice) as the office(s) through which it will perform its obligations under this Agreement.

“Fee Letter” means:

(a)                                      the letter dated on or about the date of this Agreement between the Arranger and Premium Sino setting out the arrangement fees payable by Premium Sino; and

(b)                                     the letter dated on or about the date of this Agreement between the Facility Agent, the Security Agent and the Borrower setting out the agency fees payable by the Borrower.

“Final Maturity Date” means the date falling 60 Months from the Initial Utilisation Date.

“Finance Documents” means this Agreement, the Amendment Agreement, the Second Amendment Agreement, the Security Documents, any Fee Letter, any Lender Accession Memorandum and any other document(s) designated as such by the Facility Agent and the Borrower (each a “Finance Document”).

“Finance Parties” means the Calculation Agent, the Facility Agent, the Security Agent, the Arranger and the Lenders (each a “Finance Party”).

“Financed LHD Acquisition” means the acquisition by the Borrower of six LHD Units on the terms of the Financed LHD Acquisition Agreement.

“Financed LHD Acquisition Agreement” means the sale and purchase agreement(s) to be executed prior to the delivery of the first Utilisation Request relating to the acquisition by the Borrower of six LHD Units entered or to be entered into between the Borrower and the LHD Vendor.

“Financed LHD Contract” means any LHD Contract relating to the use or deployment of any Financed LHD Unit.

“Financed LHD Units” means the six LHD Units (for the avoidance of doubt, not including any of the Upcoming LHD Units) the acquisition of which are being financed (in whole or in part) by the proceeds of any Loan.

“Financial Indebtedness” means any indebtedness for or in respect of:

(a)                                      monies borrowed;

(b)                                     any amount raised by acceptance under any acceptance credit facility or by any bill discounting or factoring facility or by any dematerialised equivalent of any of the foregoing;

(c)                                      any amount raised pursuant to any note, or any note purchase facility or the issue of bonds, notes, debentures, loan stock or any similar instrument;

(d)                                     the amount of any liability in respect of any lease or hire purchase contract which would, in accordance with the applicable Accounting Principles, be treated as a finance or capital lease;

(e)                                      receivables sold or discounted (other than any receivables to the extent they are sold on a non-recourse basis);

(f)                                        any Treasury Transaction (and, when calculating the value of that Treasury Transaction, only the marked to market value shall be taken into account);

(g)                                     any counter-indemnity obligation in respect of a guarantee, indemnity, bond, standby or documentary letter of credit or any other instrument issued by a bank or financial institution;

(h)                                     any amount of any liability under an advance or deferred purchase agreement if (i) one of the primary reasons behind entering into that agreement is to raise finance or (ii) that agreement is in respect of the supply of assets or services and payment is due more than 120 days after the date of supply;

(i)                                         any arrangement pursuant to which an asset sold or otherwise disposed of by any person may be re-acquired by such person, any Affiliate of such person or any person acting in accordance with the directions of such person or any Affiliate of such person;

(j)                                         any amount raised by the issue of redeemable shares;

(k)                                      any amount raised under any other transaction (including any forward sale or purchase agreement) which is, or is to be, accounted for as a borrowing under the applicable Accounting Principles; and/or

(l)                                         the amount of any liability in respect of any guarantee or indemnity or other assurance against financial loss for any of the items referred to in paragraphs (a) to (k) above.

“Financial Quarter” means the quarterly accounting period of the Group (or any member of the Group) ending on 31 March, 30 June, 30 September or 31 December in any year.

“Financial Year” means the annual accounting period of the Group (or any member of the Group) ending on 30 September in any year.

“Government Agency” means any government or any governmental agency, semi-governmental or judicial entity or authority (including, without limitation, any stock exchange or any self-regulatory organisation established under statute).

“Group” means Cayman Co, Holdco, Parentco, the Borrower and their respective Subsidiaries from time to time.

“Group Structure Chart” means the group structure chart for the Group in the agreed form as may be updated and delivered to the Facility Agent pursuant to the terms of the Second Amendment Agreement.

“Hedging Agreement” means any master agreement, confirmation, schedule or other agreement entered into or to be entered into by the Borrower and a Swap Counterparty for the purpose of hedging the Borrower’s exposure to fluctuations in interest rates and/or currency exchange rates (including without limitation any such exposure in connection with the Facility).

“Holdco Debenture” means the debenture in agreed form entered into or to be entered into between Holdco and the Security Agent pursuant to which, among other things, Holdco grants Security over its assets (including without limitation all of the shares in Parentco) to the Security Agent.

“Holding Company” means, in relation to a company, corporation or entity, any other company, corporation or entity in respect of which it is a Subsidiary.

“Indebtedness for Borrowed Money” means any Financial Indebtedness (other than any Financial Indebtedness falling within paragraph (f) of the definition thereof).

“Indirect Tax” means any goods and services tax, consumption tax, value added tax or any tax of a similar nature.

“Initial Budget Period” means the half yearly period starting with the first day of the calendar month immediately following the calendar month in which the Initial Utilisation Date falls.

“Initial Utilisation Date” means the date on which the first Loan is made under this Agreement.

“Intellectual Property” means:

(a)                                      any patents, trade marks, service marks, designs, business names, copyrights, design rights, moral rights, inventions, confidential information, knowhow and other intellectual property rights and interests, whether registered or unregistered; and

(b)                                     the benefit of all applications and rights to use any or all of the rights, assets and/or items referred to in paragraph (a).

“Intercompany Loan Agreement” means the loan agreement dated 6 May 2009 entered into between Premium Sino as borrower and Wise Worldwide as lender pursuant to which Premium Sino borrowed HK$45,000,000 from Wise Worldwide.

“Interest Period” means:

(a)                                      in relation to a Loan, any period determined in accordance with Clause 10 (Interest Periods); and/or

(b)                                     in relation to an Unpaid Sum, any period determined in accordance with Clause 9.3 (Default interest).

“Joint Venture” means any joint venture entity, whether a company, unincorporated firm, undertaking, association, joint venture or partnership or otherwise and whether or not having separate legal identity from the members thereof.

“King Da” means King Da Investment Fund Limited, a BVI Business Company with limited liability incorporated in the British Virgin Islands.

“Lender” means:

(a)                                      any Original Tranche One Lender;

(b)                                     any bank, financial institution, trust, fund or other entity which has become a Party to this Agreement as a “Lender” in accordance with Clause 4.1 (Accession); and/or

(c)                                      any bank, financial institution, trust, fund or other entity which has become a Party in accordance with Clause 23 (Changes to the Lenders),

which in each case has not ceased to be a Party in accordance with the terms of this Agreement.

“Lender Accession Memorandum” means a memorandum in substantially the form set out in Schedule 9 (Form of Lender Accession Memorandum).

“LHD” means lateral hydraulic drilling, a technology that enhanced production in oil and coalbed methane wells by penetrating well casing and surrounding earth strata using high pressure fluid.

“LHD Contract” means any contract or agreement entered into between any member of the Group and any other person for the provision by a member of the Group of LHD services to such other person.

“LHD Contract Requirements” means, in relation to any LHD Contract:

(a)                                      such LHD Contract is entered into by the Borrower with a person that is not a member of the Group;

(b)                                     the unit price under such LHD Contract is not less than RMB2,500 (in the case of any oil well) or RMB900 (in the case of any coalbed methane well);

(c)                                      the minimum number of wells covered by such LHD Contract is not less than 67 wells per annum (in the case of oil wells) or 56 wells per annum (in the case of coalbed methane wells); and

(d)                                     the term of such LHD Contract expires on a date that is not earlier than the date that is 30 Months after the Initial Utilisation Date.

“LHD Exclusivity Agreement” means the Exclusive Sales Agreement dated 31 August 2009 entered into between the Borrower and Power Hydraulics in respect of the exclusive use of the LHD technology by the Borrower in the PRC.

“LHD Relevant Time” means the first date after the date of this Agreement when there are LHD Contracts (to which the Borrower is a party) relating to at least 10 LHD Units in aggregate.

“LHD Unit” means a truck mounted system incorporating the LHD technology.

“LHD Vendor” means Dongying Luda Petroleum Equipments, Inc.

“LHD Vendor Joint Account” means the joint account of the Borrower and the LHD Vendor established for the purpose of the payment of consideration by the Borrower to the LHD Vendor relating to the purchase of LHD Units (including any renewal or re-designation thereof).

“LIBOR” means, in relation to any Loan or any Unpaid Sum and any Interest Period relating thereto:

(a)                                      the applicable Screen Rate; or

(b)                                     (if no Screen Rate is available for the currency of such Loan or such Unpaid Sum and such Interest Period) the arithmetic mean of the rates (rounded upwards to four decimal places) as supplied to the Facility Agent at its request quoted by the Reference Banks to leading banks in the London interbank market, as of 11:00 a.m. (London time) on the Quotation Day for the offering of deposits in the currency of such Loan or such Unpaid Sum and for a period comparable to that Interest Period.

“Listco” has the meaning given to it in the definition of “Permitted Reorganisation”.

“Listing Rules” means The Rules Governing the Listing of Securities on The Stock Exchange of Hong Kong Limited.

“Loan” means a loan made or to be made under the Facility or the principal amount outstanding for the time being of that loan.

“London Business Day” means a day (other than a Saturday or a Sunday) on which banks are open for general business in London.

“Majority Lenders” means:

(a)                                      if no Loan is then outstanding, a Lender or Lenders the aggregate of whose Commitments (for any and all Tranches) is more than 50% of the Total Commitments (or, if the Total Commitments have been reduced to zero, the aggregate of whose Commitments (for any and all Tranches) was more than 50% of the Total Commitments immediately prior to such reduction of the Total Commitments to zero); or

(b)                                     at any other time, a Lender or Lenders the sum of whose participations in the Loans then outstanding is more than 50% of the aggregate Loans then outstanding.

“Margin” means, as at any date, the percentage per annum set forth in the table below beside the period in which such date falls:

Period	Margin (% per annum)
From (and including) the Initial Utilisation Date to and excluding the date falling 12 Months after the Initial Utilisation Date	4.50

From (and including) the date falling 12 Months after the Initial Utilisation Date to and excluding the date falling 18 Months after the Initial Utilisation date	6.50

From (and including) the date falling 18 Months after the Initial Utilisation date	8.50

“Material Adverse Effect” means a material adverse effect on:

(a)                                      the business, conditions (financial or otherwise), assets, performance, operations or prospects of:

(i)                        the Borrower;

(ii)                     the Group taken as a whole; or

(b)                                     the ability of any Obligor to perform its obligations under any or all of the Transaction Finance Documents; or

(c)                                      the legality, validity or enforceability of any or all of the Transaction Finance Documents or any or all of the rights or remedies of any Transaction Finance Party under any or all of the Transaction Finance Documents, or the priority of any Transaction Security.

“Material Contracts” means:

(a)                                      the Current LHD Contracts, the Upcoming LHD Contracts, and the Financed LHD Contracts (including without limitation Replacement LHD Contracts relating to any or all of the foregoing);

(b)                                     the Current MD Contracts (including without limitation Replacement MD Contracts relating to any or all of the foregoing);

(c)                                      any other LHD Contract(s);

(d)                                     any other MD Contract(s);

(e)                                      the LHD Exclusivity Agreement;

(f)                                        the MD Supply Contract;

(g)                                     the Sky Non-Compete Undertaking;

(h)                                     the Sponsor Non-Compete Undertaking;

(i)                                         the Equipment Leasing Contracts;

(j)                                         the MD Patent Acquisition Agreement;

(k)                                      the MD Licensing Agreement;

(l)                                         the Power Hydraulics Supply Contracts;

(m)                                   the Upcoming LHD Acquisition Agreement and the Financed LHD Acquisition Agreement; and

(n)                                     any other agreement designated in writing as a “Material Contract” by the Borrower and the Facility Agent.

“Material Sales Contracts” means:

(a)                                 the contracts falling within paragraphs (a) and/or (b) of the definition of “Material Contracts”; and/or

(b)                                any other LHD Contracts relating to any of the Current LHD Units, the Upcoming LHD Units and/or the Financed LHD Units.

“MD” means molecule deposition, a technology that enhances oil production by depositing a thin layer onto oil sand’s surface and displacing immobile oil attached to the sand.

“MD Contract” means any contract or agreement entered into between any member of the Group and any other person for the provision by a member of the Group of MD services to such other person.

“MD Licensing Agreement” has the meaning given to it in paragraph 6(c) of Schedule 13 (Conditions subsequent).

“MD Patent” means the patent of  with patent no. ZL 99 1 00061.7 registered with SIPO.

“MD Patent Acquisition Agreement” has the meaning given to it in paragraph 5(f) of Schedule 2 (Conditions Precedent for initial Utilisation).

“MD Patent Owner” means Mr. Gao Manglai (), holder of PRC identity card no. 220104196505271615.

“MD Supply Contract” means the supply contract dated November 2005 entered into between the Borrower and  in respect of the exclusive sale of MD solutions by  to the Borrower.

“MOFCOM” means the Ministry of Commerce of the PRC including its successors and local counterparts.

“Month” means a period starting on one day in a calendar month and ending on the numerically corresponding day in the next calendar month, except that:

(a)                                      (subject to paragraph (c) below) if the numerically corresponding day in that next calendar month (in which that period is to end) is not a Business Day, that period shall end on the next Business Day in that next calendar month if there is one, or if there is not, on the immediately preceding Business Day in that next calendar month;

(b)                                     if there is no numerically corresponding day in that next calendar month (in which that period is to end), that period shall end on the last Business Day in that next calendar month; and

(c)                                      if any period begins on the last Business Day of a calendar month, that period shall end on the last Business Day in the calendar month in which that period is to end.

The above rules will only apply to the last Month of any period.

“Mortgage over LHD Units” means the mortgage in agreed form entered into between or to be entered into between the Borrower and the Security Agent pursuant to which, among other things, the Borrower grants Security over the Existing LHD Units, the Financed LHD Units and the Upcoming LHD Units to the Security Agent.

“New Share Charge over Holdco” means the share mortgage in the agreed form entered into or to be entered into between Cayman Co and the Security Agent pursuant to which, among other things, Cayman Co grants Security to the Security Agent over the shares in Holdco.

“Notice of Intention to Put” means a notice in substantially the form set out in Schedule 8 (Form of Notice of Intention to Put).

“Obligors” means the Borrower, Parentco, Holdco, Cayman Co, the Existing Shareholders and each other party to any Transaction Document (other than a Secured Party, the AM, the Administration Agent (as defined in the Security Trust Deed) and the Warrant Calculation Agent (as defined in the Security Trust Deed)) (each an “Obligor”).

“Offshore Security Documents” means the Security Documents (other than the Onshore Security Documents and the Security Trust Deed).

“Onshore Controlled Account” means an account (including any renewal or re-designation thereof) of the Borrower to be established with China Construction Bank Corporation on or prior to the delivery of the first Utilisation Request and designated in writing as the “Onshore Controlled Account” by the Borrower and the Arranger.

“Onshore Cash Collateral Account” means an account (including any renewal or re-designation thereof) of the Borrower to be established with China Construction Bank Corporation on or prior to the delivery of the first Utilisation Request and designated in writing as the “Onshore Cash Collateral Account” by the Borrower and the Arranger.

“Onshore Project Accounts” means the Onshore RMB Project Account and the Onshore USD Project Account (each an “Onshore Project Account”).

“Onshore RMB Project Account” means an account (including any renewal or re-designation thereof) of the Borrower to be established with China Construction Bank Corporation on or prior to the delivery of the first Utilisation Request and designated in writing as the “Onshore RMB Project Account” by the Borrower and the Arranger.

“Onshore Security Documents” means any Security Document the grantor of security under which is the Borrower.

“Onshore USD Project Account” means an account (including any renewal or re-designation thereof) of the Borrower to be established with China Construction Bank Corporation on or prior to the delivery of the first Utilisation Request and designated in writing as the “Onshore USD Project Account” by the Borrower and the Arranger.

“Operating Expenditure” means any operating expenditure, sales and administrative expenses, Tax, interest expense (including any applicable Tax gross-up payments in connection with such interest expense) under the Facility, and any other amounts approved by the Facility Agent (acting on the instructions of the Majority Lenders).

“Opex Withdrawal Request” means a withdrawal request in substantially the form of the “Opex Withdrawal Request” scheduled or annexed to the Account Control Agreement.

“Ordinary Shares” means ordinary shares in the share capital of Cayman Co.

“Original Financial Statements” means:

(a)                                      the audited financial statements of the Borrower for the financial year ended 30 September 2008; and

(b)                                     the financial statements of the Borrower for the financial year ended 30 September 2009.

“Original Lender” means:

(a)                                      (in relation to Tranche One) the Original Tranche One Lender; or

(b)                                     (in relation to any other Tranche) any Lender who has entered into a Lender Accession Memorandum in respect of such Tranche and become a Party in accordance with Clause 4.1 (Accession).

“Parentco Controlled Account” means an account (including any renewal or re-designation thereof) of Parentco to be established with Deutsche Bank AG, Hong Kong Branch on or prior to the delivery of the first Utilisation Request and designated in writing as the “Parentco Controlled Account” by Parentco and the Security Agent.

“Parentco Debenture” means the debenture in agreed form entered into or to be entered into between Parentco and the Security Agent pursuant to which, among other things, Parentco grants Security over its assets to the Security Agent.

“Parentco Withdrawal Request” means a withdrawal request in substantially the form of the “Parentco Withdrawal Request” scheduled or annexed to the Parentco Debenture.

“Party” means a party to this Agreement.

“Perfection Requirements” means the making of the appropriate registrations of, and the obtaining of any necessary Authorisation and taking of all other actions in respect of the collateral covered by the Security Documents, as contemplated by any legal opinion delivered pursuant to Clause 5.1 (Initial conditions precedent), paragraph (b) of Clause 5.2 (Further conditions precedent), Schedule 13 (Conditions subsequent) or Schedule 1 (Conditions Precedent) to the Second Amendment Agreement.

“Permitted Capex Limit” has the meaning given to it in paragraph 2(g) of Schedule 6 (Bank Accounts).

“Permitted Equity Injection” has the meaning given to it in paragraph (f) Clause 21.14 (Restricted payments).

“Permitted Financial Indebtedness” has the meaning given to it in Clause 21.16 (Financial Indebtedness).

“Permitted Loan” has the meaning given to it in paragraph (g) of Clause 21.14 (Restricted payments).

“Permitted Project Capex Limit” has the meaning given to it in paragraph 3(f) of Schedule 6 (Bank Accounts).

“Permitted Opex Limit” has the meaning given to it in paragraph 2(e) of Schedule 6 (Bank Accounts).

“Permitted Reorganisation” means a solvent restructuring of the Group (including without limitation insertion of new holding companies into the Group and/or re-domicile of existing members of the Group) to facilitate a Qualifying IPO with the prior written consent of the Facility Agent (acting on the instructions of the Majority Lenders), provided that pursuant to and following such restructuring:

(a)                                      the entity the shares in which are to be listed on any stock exchange pursuant to such Qualifying IPO is a member of the Group incorporated outside the PRC

(“Listco”);

(b)                                     Listco does not have any assets other than Equity Interests in other members of the Group; and

(c)                                      the Security Agent (as trustee for the Secured Parties) shall continue to have the benefit of Transaction Security over (i) (without prejudice to paragraph (ii) below) 100% of the Equity Interests in each member of the Group (other than (A) Equity Interests in Listco and (B) Equity Interests in any member of the Group that is incorporated in the PRC, which Equity Interests are owned by a member of the Group that is incorporated in the PRC) and (ii) at least 30% of the aggregate shares and/or equity interests in Listco (on a fully diluted basis but excluding any shares to be issued by Listco in any share offering as part of such Qualifying IPO).

“Permitted Restricted Payment” has the meaning given to it in Clause 21.14 (Restricted payments).

“Permitted Security” has the meaning given to it in Clause 21.3 (Negative pledge).

“Permitted Sponsor Subordinated Debt” has the meaning given to it in paragraph (e) of Clause 21.16 (Financial Indebtedness).

“Permitted Trade Credit” means any trade credit extended by the Borrower to its customers on normal commercial terms and in the ordinary course of its trading activities.

“Pledge over Deposit Certificates” means a pledge over deposit certificates relating to the Onshore Cash Collateral Account (in form and substance satisfactory to the Facility Agent) entered into or to be entered into between the Borrower and the Security Agent pursuant to which, among other things, the Borrower grants Security to the Security Agent over the deposit certificates relating to the Onshore Cash Collateral Account.

“Pledge over Receivables” means the pledge in agreed form entered or to be entered into between the Borrower and the Security Agent pursuant to which, among other things, the Borrower grants Security over its receivables relating to the Material Sales Contracts to the Security Agent.

“Power Hydraulics” means Power Hydraulics, LLC, a limited liability company incorporated in Lake Charles, Louisiana, the United States of America.

“Power Hydraulics Supply Contracts” has the meaning given to it in paragraph 5(n) of Schedule 2 (Conditions Precedent for initial Utilisation).

“PRC” means the People’s Republic of China (excluding for such purposes Hong Kong Special Administrative Region, Macau Special Administrative Region and Taiwan).

“Premium Sino” means Premium Sino Finance Limited, a BVI Business Company with limited liability incorporated in the British Virgin Islands.

“Project Capital Expenditure” means Capital Expenditure and payments under the

Financed LHD Acquisition Agreement and/or the Upcoming LHD Acquisition Agreement.

“Project Capex Withdrawal Request” means a withdrawal request in substantially the form of the “Project Capex Withdrawal Request” scheduled or annexed to the Account Control Agreement.

“Prosperia” means Prosperia International Limited, a BVI Business Company with limited liability incorporated in the British Virgin Islands.

“Qualifying IPO” means any initial public offering of shares of Cayman Co or (as a result of a Permitted Reorganisation) Listco on (i) the Hong Kong Stock Exchange, (ii) New York Stock Exchange or the NASDAQ Stock Market or (iii) any other internationally recognised stock exchange acceptable to the Facility Agent (acting on the instructions of the Majority Lenders); and any reference in this Agreement to the “occurrence of a Qualifying IPO” or other terms having a similar effect shall mean the commencement of trading of the shares in the manner set forth above of Cayman Co or, as the case may be, Listco on the relevant stock exchange.

“Quasi-Security” means, in relation to any person:

(a)                                      any arrangement or transaction entered into by such person to sell, transfer or otherwise dispose of any of its assets on terms whereby they are or may be leased or licensed to or re-acquired by such person or any Related Person;

(b)                                     any arrangement or transaction entered into by such person to sell, transfer or otherwise dispose of any of its receivables on recourse terms;

(c)                                      entering into any arrangement under which money or the benefit of a bank or other account may be applied, set-off or made subject to a combination of accounts; or

(d)                                     entering into any other preferential arrangement having a similar effect,

in circumstances where such arrangement or transaction is entered into primarily as a method of raising Financial Indebtedness or of financing the acquisition of an asset.

“Quotation Day” means, in relation to any period for which an interest rate is to be determined, two London Business Days before the first day of that period unless market practice differs in the London interbank market, in which case the Quotation Day will be determined by the Facility Agent in accordance with market practice in the London interbank market (and if quotations would normally be given by leading banks in the London interbank market on more than one day, the Quotation Day will be the last of those days).

“Ratio Periods” means each period of 12 calendar months ending on 31 March and 30 September of each year respectively (each a “Ratio Period”).

“Reference Banks” means the principal London offices of (a) Deutsche Bank AG, The Hongkong and Shanghai Banking Corporation Limited and Citibank, N.A. or (b) such other banks as may be appointed by the Facility Agent after consultation with the

Borrower.

“Related Person” means:

(a)                                      the Sponsor, any holder or beneficial owner of any Equity Interest of any Existing Shareholder or any of their respective associates (as defined in Chapter 1 of the Listing Rules), or any person in which any of the Sponsor, any holder or beneficial owner of Equity Interest of any Existing Shareholder or any of their respective associates (as defined in Chapter 1 of the Listing Rules) holds or owns (directly or indirect) any Equity Interest;

(b)                                     any Existing Shareholder, any Affiliate thereof;

(c)                                      any holder or beneficial owner of any Equity Interest of any member of the Group or any Affiliate of any such holder or beneficial owner;

(d)                                     any member of the Group; and/or

(e)                                      any Joint Venture in which any person referred to in any of paragraphs (a) to (d) above is a member or is party.

“Relevant Permitted Reorganisation” means the reorganisation of the Group by interposing Cayman Co between Holdco and the Existing Shareholders, where each of the Existing Shareholders transfers all of the issued share capital in Holdco and all rights attaching and accruing thereto on or after the date of this Agreement to Cayman Co in exchange for the issue by Cayman Co of fully paid and non-redeemable ordinary shares to the Existing Shareholders, such that immediately upon completion of such reorganisation:

(a)                                        Cayman Co will legally and beneficially own the entire issued share capital of Holdco and all rights attaching and accruing thereto on or after the date of this Agreement; and

(b)                                       the entire issued share capital of Cayman Co will be legally and beneficially owned by Premium Sino as to 90%, Wise Worldwide as to 4.5%, King Da as to 1.5% and Prosperia as to 4%.

“Replacement LHD Contract” has the meaning given to it in paragraph (f)(i) of Clause 21.20 (Material Contracts).

“Replacement MD Contract” has the meaning given to it in paragraph (f)(ii) of Clause 21.20 (Material Contracts).

“Restricted Payment” means:

(a)                                      any declaration, payment or making of any dividend or other distribution (or interest on any unpaid dividend or distribution), whether in cash or in kind, on or in respect of any Equity Interest of any member of the Group or any distribution or return of any share premium or other reserve of any member of the Group;

(b)                                     any purchase, redemption, reduction, retirement, acquisition, defeasance, repayment, cancellation or termination of any Equity Interest of any member of the Group, or any payment (or any payment of interest on any unpaid sum relating to such payment), whether in cash or in kind (and including without limitation any payment in any sinking fund or similar deposit) on account of any of the foregoing, or the entering into of any other arrangement having a similar effect;

(c)                                      the making available of any Financial Indebtedness, directly or indirectly (including without limitation through any Entrustment Loan or similar arrangement), to any Related Person (and, for the avoidance of doubt, the making or procurement by a person of any Entrustment Deposit for an Entrustment Loan to be made to another person shall be considered to be the making available of Financial Indebtedness by such first-mentioned person to such latter-mentioned person), or the acquisition of any Financial Indebtedness owing from any Related Person (or any interest in any Entrustment Loan owing from any Related Person);

(d)                                     any payment, repayment or prepayment (whether on account of principal, interest, fees or otherwise) on account of any Financial Indebtedness owed to any Related Person;

(e)                                      any redemption, purchase, acquisition, or defeasance of any Financial Indebtedness owed to any Related Person;

(f)                                        any acquisition (including, without limitation, acquisition by way of subscription) of any Equity Interest of any Related Person;

(g)                                     any payment on account of fees to or to the order of any Related Person; and/or

(h)                                     any other payment (not falling within paragraphs (a) to (g)) to any Related Person.

“SAFE” means the State Administration of Foreign Exchange of the PRC including its successors and local counterparts.

“SAIC” means the State Administration for Industry and Commerce of the PRC including its successors and local counterparts.

“Screen Rate” means, in relation to any Loan or any Unpaid Sum and any Interest Period relating thereto, the percentage rate per annum equal to the British Bankers’ Association Interest Settlement Rate for the currency of such Loan or such Unpaid Sum and such Interest Period, as displayed on the appropriate page of the Reuters screen or, if such page is replaced or such service ceases to be available, the percentage rate per annum quoted by the Reference Banks for the currency of such Loan or such Unpaid Sum and such Interest Period.

“Second Amendment Agreement” means the second amendment agreement dated                                      2010 and made between, amongst others, the Borrower, Deutsche Bank AG, Hong Kong Branch as facility agent and DB Trustees (Hong Kong)

Limited as security agent in relation to this Agreement.

“Secured Obligations” means all obligations owing or expressed to be owing to the Secured Parties or any of them by the Obligors or any of them under or pursuant to the Transaction Documents or any of them whether present or future, actual or contingent (and whether incurred by any Obligor alone or jointly, and whether as principal or surety or in some other capacity).

“Secured Onshore Obligations” means the Secured Obligations other than the Secured Warrant Obligations.

“Secured Warrant Obligations” means all obligations owing or expressed to be owing to the Transaction Warrant Holders or any of them by the Obligors or any of them under or pursuant to the Transaction Warrant Documents or any of them whether present or future, actual or contingent (and whether incurred by any Obligor alone or jointly, and whether as principal or surety or in some other capacity).

“Secured Parties” means the Transaction Finance Parties and the Transaction Warrant Holders.

“Security” means a mortgage, charge, pledge, lien or other security interest securing any obligation of any person or any other agreement or arrangement having a similar effect.

“Security Documents” means:

(a)                                      the Share Charge over Cayman Co;

(b)                                     Cayman Co Debenture;

(c)                                      the Share Charge over Holdco;

(d)                                     the New Share Charge over Holdco;

(e)                                      the Equity Pledge over Borrower;

(f)                                        the Holdco Debenture (incorporating a share charge over all of the shares in Parentco);

(g)                                     the Parentco Debenture;

(h)                                     the Pledge over Deposit Certificates;

(i)                                         the Account Control Agreement;

(j)                                         the Mortgage over LHD Units;

(k)                                      the Pledge over Receivables;

(l)                                         any supplement entered into or to be entered into pursuant to the Pledge over Deposit Certificates, Mortgage over LHD Units or the Pledge over Receivables;

(m)                                   any Subordination Deed;

(n)                                     the Security Trust Deed; and

(o)                                     any other document or instrument creating or governing any security for any or all of the Secured Obligations,

(each a “Security Document”).

“Security Trust Deed” means the security trust deed entered into or to be entered into between, among others, the Borrower, the Facility Agent and the Security Agent, as amended by the Amendment to Security Trust Deed.

“Share Charge over Cayman Co” means the share charge in the agreed form entered into or to be entered into between Premium Sino and the Security Agent pursuant to which, among other things, Premium Sino grants Security to the Security Agent over shares in Cayman Co.

“Share Charge over Holdco” means the share mortgage dated 12 January 2010 entered into between Premium Sino and the Security Agent pursuant to which, among other things, Premium Sino grants Security to the Security Agent over shares in Holdco.

“SIPO” means the State Intellectual Property Office of the PRC including its successors and local counterparts.

“Sky Non-Compete Undertaking” means the undertaking (in form and substance satisfactory to the Arranger) from Sky China Petroleum Services Ltd. (“Sky”) in favour of the Borrower and the Group that Sky does not and will not engage in any MD and LHD business whether in or outside the PRC.

“Sponsor” means Mr. Liu Qingzeng (), holder of PRC passport number G27332374.

“Sponsor Non-Compete Undertaking” has the meaning given to it in paragraph 5(g) of Schedule 2 (Conditions Precedent for initial Utilisation), as amended pursuant to a letter from the Sponsor dated                                                    2010.

“Subordination Deed” means a subordination deed in form and substance satisfactory to the Security Agent.

“Subsidiary” means in relation to any company, corporation or entity, a company, corporation or entity:

(a)                                      which is controlled, directly or indirectly, by the first mentioned company, corporation or entity;

(b)                                     more than half the issued share capital, registered capital or equity interest of which is beneficially owned, directly or indirectly by the first mentioned company, corporation or entity; or

(c)                                      which is a Subsidiary of another Subsidiary of the first mentioned company, corporation or entity,

and for this purpose, a company, corporation or entity shall be treated as being controlled by another if that other company, corporation or entity is able to direct its affairs and/or to control the majority of the composition of its board of directors or equivalent body.

“Swap Counterparty” has the meaning given to it in the Security Trust Deed.

“Tax” means any tax, levy, impost, duty or other charge or withholding of a similar nature (including any penalty or interest payable in connection with any failure to pay or any delay in paying any of the same.

“Total Commitments” means the aggregate of the Commitments (for any and all Tranches) of the Lenders.

“Tranche” means:

(a)                                      Tranche One; or

(b)                                     the term loan facility constituted by the Commitments of the Lenders (and/or the commitments represented thereby) established pursuant to a Lender Accession Memorandum or a series of Lender Accession Memorandums that is/are expressed to constitute, or form part of, a “Tranche” in accordance with Clause  4.1 (Accession).

“Tranche One” means the term loan facility constituted by the Commitments of the Lenders for Tranche One (and/or the commitments represented thereby).

“Transaction Agents” means the Calculation Agent, the Facility Agent and the Security Agent (each a “Transaction Agent”).

“Transaction Documents” means the Transaction Finance Documents and the Transaction Warrant Documents (each a “Transaction Document”).

“Transaction Expense Withdrawal Request” means a withdrawal request in substantially the form of the “Transaction Expense Withdrawal Request” scheduled or annexed to the Account Control Agreement.

“Transaction Finance Document Withdrawal Request” means a withdrawal request in substantially the form of the “Transaction Finance Document Withdrawal Request” scheduled or annexed to the Account Control Agreement.

“Transaction Finance Documents” means the Finance Documents and the Hedging Agreements (each a “Transaction Finance Document”).

“Transaction Finance Parties” means the Lenders, each Swap Counterparty, the Arranger, the Calculation Agent, the Facility Agent and the Security Agent (each a “Transaction Finance Party”).

“Transaction Security” means the Security created or expressed to be created in favour of any or all of the Secured Parties pursuant to or under any or all of the Security Documents.

“Transaction Security Proceeds” means, in relation to any Security Document, any amounts and/or proceeds received or recovered pursuant to any enforcement of any Transaction Security under such Security Document and/or the exercise or enforcement of any rights or remedies under or in respect of such Security Document and/or otherwise pursuant to the terms of such Security Document.

“Transaction Warrant” has the meaning given to it in the Security Trust Deed.

“Transaction Warrant Documents” has the meaning given to it in the Security Trust Deed.

“Transaction Warrant Holder” has the meaning given to it in the Security Trust Deed.

“Transfer Certificate” means a certificate substantially in the form set out in Schedule 4 (Form of Transfer Certificate) or any other form agreed between the Facility Agent and the Borrower.

“Transfer Date” means, in relation to a transfer by a Lender of any or all of its rights and obligations under this Agreement, the later of:

(a)                                      the proposed Transfer Date specified in the Transfer Certificate relating to such transfer; and

(b)                                     the date on which the Facility Agent executes the Transfer Certificate relating to such transfer.

“Treasury Transaction” means any derivative transaction entered into in connection with protection against or to benefit from fluctuation in any rate, index, price or other benchmark.

“Unpaid Sum” means any sum due and payable but unpaid by any Obligor under any or all of the Finance Documents.

“Upcoming LHD Acquisition” means the acquisition by the Borrower of two Upcoming LHD Units.

“Upcoming LHD Acquisition Agreement” means the sale and purchase agreement dated 2 June 2008 relating to the acquisition by the Borrower of two LHD Units entered or to be entered into between the Borrower and LHD Vendor.

“Upcoming LHD Contracts” has the meaning given to it in paragraph 5(d) of Schedule 2 (Conditions Precedent for initial Utilisation).

“Upcoming LHD Units” has the meaning given to it in paragraph 5(d) of Schedule 2 (Conditions Precedent for initial Utilisation).

“USD Account Withdrawal Request” means a withdrawal request in substantially the form of the “USD Account Withdrawal Request” scheduled or annexed to the Account Control Agreement.

“Utilisation” means a utilisation of any Tranche.

“Utilisation Date” means the date of a Utilisation, being the date on which a Loan (the subject of such Utilisation) is made or to be made.

“Utilisation Request” means a notice substantially in the form set out in Schedule 3 (Form of Utilisation Request).

“Wise Worldwide” means Wise Worldwide Limited, a BVI Business Company with limited liability incorporated in the British Virgin Islands.

1.2         Construction

(a)             Unless a contrary indication appears any reference in this Agreement to:

(i)        the Calculation Agent, the Facility Agent, the Security Agent, the Arranger, any Finance Party, any Transaction Finance Party, any Secured Party, any Lender, any Transaction Warrant Holder, any Swap Counterparty or any Party shall be construed so as to include its successors in title, permitted assigns and permitted transferees;

(ii)       “acting in concert” has the meaning given to it in The Code on Takeovers and Mergers and Share Repurchases issued by the Hong Kong Securities and Futures Commission;

(iii)      a document in “agreed form” is a document which is in the form agreed in writing by or on behalf of the Borrower or any Obligor and any Transaction Agent;

(iv)      “assets” includes present and future properties, revenues and rights of every description;

(v)       “disposal” includes any sale, lease, transfer, conveyance, assignment and other disposal of any asset or any interest therein (including, without limitation, any other transaction or arrangement pursuant to which the economic benefit of or beneficial interest in such asset is lost or diluted) and “dispose” shall be construed accordingly;

(vi)      “guarantee” includes any guarantee, letter of credit, bond, indemnity or similar assurance against loss, or any obligation, direct or indirect, actual or contingent, to purchase or assume any indebtedness of any person or to make an investment in or loan to any person or to purchase assets of any person where, in each case, such obligation is assumed in order to maintain or assist the ability of such person to meet its indebtedness (and “guarantor” shall be construed accordingly);

(vii)     a Finance Document, a Transaction Finance Document, a Transaction Document, a Security Document or any other agreement or instrument is a reference to that Finance Document, Transaction Finance Document, Transaction Document, Security Document or other agreement or instrument as amended or novated from time to time;

(viii)    “indebtedness” includes any obligation (whether incurred as principal or as surety) for the payment or repayment of money, whether present or future, actual or contingent;

(ix)      “management control” in relation to a company, corporation or entity means the power (whether by way of ownership of shares, proxy, contract, agency or otherwise) to:

(A)  cast, or control the casting of, more than one-half of the maximum number of votes that might be cast at a general meeting (or equivalent decision making person) of such company, corporation or entity; and

(B)   appoint or remove at least a majority of the directors or other equivalent officers of such company, corporation or entity (which majority has right to exercise more than half of the voting rights capable of being exercised at the board of directors or equivalent body of such company, corporation or entity); and

(C)   give directions with respect to the operating and financial policies of such company, corporation or entity with which the directors or other equivalent officers of such company, corporation or entity are obliged to comply;

(x)       a “person” includes any person, firm, company, corporation, government, state or agency of a state or any association, trust or partnership (whether or not having separate legal personality) of two or more of the foregoing;

(xi)      a “regulation” includes any regulation, rule, official directive, request or guideline (whether or not having the force of law) of any governmental, intergovernmental or supranational body, agency, department or regulatory, self-regulatory or other authority or organisation;

(xii)     “shares” or “share capital” of the Borrower includes a reference to registered capital of the Borrower;

(xiii)    a provision of law is a reference to that provision as amended or re-enacted; and

(xiv)    a time of day is a reference to Hong Kong time.

(b)            Section, Clause and Schedule headings are for ease of reference only.

(c)             Unless a contrary indication appears, a term used in any other Finance Document or in any notice given under or in connection with any Finance Document has the same meaning in that Finance Document or notice as in this Agreement.

(d)            A Default (other than an Event of Default) is “continuing” if it has not been remedied or waived and an Event of Default is “continuing” if it has not been waived (such waiver shall not be unreasonably withheld or delayed if the applicable Event of Default has been remedied).

(e)             Each Tranche established in accordance with Clause 4.1 (Accession) shall be numbered in accordance with the following:

(i)        the first Tranche that is established in accordance with Clause 4.1 (Accession) shall be “Tranche Two”; and

(ii)       the second Tranche that is established in accordance with Clause 4.1 (Accession) shall be “Tranche Three”,

and so on and so forth (and the “Tranche Number” of such Tranche shall be one (in the case of Tranche One), two (in the case of Tranche Two), three (in the case of Tranche Three) and so on and so forth).

(f)             For the avoidance of doubt, any reference in this Agreement (but not any other Finance Document) to any “Obligor(s) party hereto” shall not include Wise Worldwide.

(g)            A reference to the date of this Agreement is a reference to                                  notwithstanding any amendment or restatement of this Agreement.

1.3         Currency symbols and definitions

“$”, “US$”, “US dollar”, “US dollars”, “dollar” and “dollars” denote lawful currency of the United States of America.  “HK$” denotes lawful currency of Hong Kong. “RMB” denotes lawful currency of the PRC.

SECTION 2

THE FACILITY

2.           THE FACILITY

2.1         The Facility

Subject to the terms of this Agreement, the Lenders agree to make available to the Borrower a US dollar term loan facility in an aggregate amount of up to the Total Commitments.

2.2         Finance Parties’ rights and obligations

(a)             The obligations of each Finance Party under the Finance Documents are several.  Failure by a Finance Party to perform its obligations under any or all of the Finance Documents does not affect the obligations of any other Party under the Finance Documents.  No Finance Party is responsible for the obligations of any other Finance Party under any or all of the Finance Documents.

(b)             The rights of each Finance Party under or in connection with the Finance Documents are separate and independent rights and any debt arising under any or all of the Finance Documents to a Finance Party from any Obligor party hereto shall be a separate and independent debt.

(c)             A Finance Party may, except as otherwise stated in the Finance Documents, separately enforce its rights under the Finance Documents.

3.           PURPOSE

3.1         Purpose

The Borrower shall apply all amounts borrowed by it under the Facility towards:

(a)             Capital Expenditure for the Financed LHD Acquisition and the Upcoming LHD Acquisition;

(b)             general working capital of the Borrower; and

(c)             (in the case of amounts borrowed pursuant to the first Loan) funding of the DSRA Amount in the Onshore USD Project Account and payment of expenses incurred in favour of the Finance Parties in connection with the Facility.

3.2         Monitoring

Without prejudice to Clause 21.24 (Bank accounts), no Finance Party is bound to monitor or verify the application of any amount borrowed pursuant to this Agreement.

4.           ACCESSION OF LENDERS

4.1         Accession

(a)             Any bank, financial institution, trust, fund or other entity (each an “Acceding

Lender”) may become a Party hereto as a “Lender” in accordance with this Clause 4.1 by delivering to the Facility Agent and the Security Agent a Lender Accession Memorandum duly executed by such Acceding Lender and the Arranger provided that:

(i)           the Arranger shall provide notice of the intention to enter into such Lender Accession Memorandum to the Facility Agent at least three Business Days prior to the proposed date of delivery of such Lender Accession Memorandum to the Facility Agent;

(ii)          on or prior to the delivery of such Lender Accession Memorandum to the Facility Agent, the Facility Agent has notified the Arranger that it is satisfied that it has complied with all necessary “know your customer” or other similar checks under all applicable laws and regulations in relation to such Acceding Lender;

(iii)         such Lender Accession Memorandum states that such Lender Accession Memorandum relates to a “Tranche” (and the Tranche Number of such Tranche is specified in such Lender Accession Memorandum);

(iv)         once any Loan has been requested or made under any Tranche, no further Lender Accession Memorandum in respect of such Tranche may be delivered (and any further Lender Accession Memorandum delivered must relate to another Tranche);

(v)          the Commitment of each such Acceding Lender in respect of such Tranche (as referred to in paragraph (a)(iii)) is specified in such Lender Accession Memorandum and is denominated in US dollars;

(vi)         the aggregate Commitments of each such Acceding Lender in respect of such Tranche so specified in such Lender Accession Memorandum, when aggregated with the (A) the aggregate Commitments of the Lenders in respect of Tranche One (as at the date of this Agreement and without giving effect to any subsequent reduction of any such Commitment) and (B) the aggregate Commitments of the Lenders in respect of each other Tranche (taking, in each case, the amount of each such Commitment as specified in any applicable Lender Accession Memorandum relating to such other Tranche, without giving effect to any subsequent reduction of any such Commitment), does not exceed US$65,000,000;

(vii)        no Lender Accession Memorandum in respect of any Tranche may be delivered unless a Loan has been made under each Tranche (the Tranche Number of which is lower than that of such first-mentioned Tranche); and

(viii)       no Lender Accession Memorandum may be delivered at any time on or after the date falling 2 Business Days prior to the date falling 9 Months after the date of this Agreement.

(b)             The Facility Agent shall (and is irrevocably authorised by the Parties to), as soon as reasonably practicable after receipt by it of a duly completed Lender Accession Memorandum with respect to a Tranche (in triplicate) appearing on its face to comply with the terms of this Agreement and delivered in accordance with the terms of this Agreement, execute that Lender Accession Memorandum, and with effect from the Accession Date with respect to such Lender Accession Memorandum, each Acceding Lender party to such Lender Accession Memorandum shall become party hereto as a “Lender” with a Commitment for such Tranche as so specified in such Lender Accession Memorandum (in addition to any other Commitment for any Tranche that it may already have prior to such Accession Date) and assume all rights and obligations expressed to be assumed by it under this Agreement.

(c)             The Arranger shall not have any obligation to procure that any person becomes a Party hereto as a Lender whether in accordance with this Clause 4.1 or otherwise.

4.2         Notification and Consent

(a)             The Facility Agent shall as soon as practicable after its execution of any Lender Accession Memorandum in accordance with paragraph (b) of Clause 4.1 (Accession), provide a copy of such Lender Accession Memorandum to the Borrower.

(b)             Each of the Parties consents to each such Acceding Lender becoming a Party in accordance with Clause 4.1 (Accession).

4.3         Accession fee

Unless the Facility Agent agrees otherwise, each Acceding Lender shall, on the date on which the applicable Lender Accession Memorandum (to which it is a party) is delivered to the Facility Agent, pay to the Facility Agent (for its own account) a fee of US$1,500.

5.           CONDITIONS OF UTILISATION

5.1         Initial conditions precedent

The Borrower may not deliver any Utilisation Request unless the Facility Agent (or, in the case of any document or evidence set out in paragraph 5 (Business) of Schedule 2 (Conditions Precedent for initial Utilisation), the Arranger) has received all of the documents and other evidence listed in Schedule 2 (Conditions Precedent for initial Utilisation) in form and substance satisfactory to the Facility Agent (or the Arranger, as the case may be) unless the Facility Agent (or the Arranger, as the case may be) has waived in writing delivery of any of such documents or evidence. The Facility Agent (or the Arranger, as the case may be) shall notify the Borrower and the Lenders promptly upon being so satisfied.

5.2         Further conditions precedent

The Lenders will only be obliged to comply with Clause 6.4 (Lenders’ participation) in relation to any Loan if:

(a)             on the date of the Utilisation Request (relating to such Loan) and on the proposed Utilisation Date (for such Loan):

(i)           no Default is continuing or would result from such proposed Loan;

(ii)          the representations and/or warranties to be repeated by any or all of the Obligors under any or all of the Finance Documents upon the date of such Utilisation Request or such Utilisation Date are true in all material respects (whether before or after giving effect to the proposed Loan); and

(iii)         no Exit Event has occurred; and

(b)             in the case of any Loan under any Tranche (other than Tranche One):

(i)           the Borrower shall have, on or prior to the delivery of the Utilisation Request for such Loan, delivered to the Facility Agent all of the documents and evidence set out in Schedule 12 (Conditions Precedent for subsequent Tranches);

(ii)          in respect of such Tranche (each in form and substance satisfactory to the Facility Agent);

(iii)         the Arranger shall have confirmed to the Facility Agent in writing that it consents to the making of such Loan (provided that it is acknowledged that the Arranger shall be entitled to grant or withhold such consent at its discretion); and

(iv)        the Facility Agent (acting on the instructions of the Majority Lenders) and the Borrower shall have agreed in writing amendments to the provisions of Clause 20.2 (Financial condition) to reflect the making of such Loan under such Tranche (and such amendments are expressly stated to reflect the making of such Loan under such Tranche).

SECTION 3

UTILISATION

6.           UTILISATION

6.1         Delivery of a Utilisation Request

The Borrower may utilise the Facility by delivery to the Facility Agent of a duly completed Utilisation Request not later than 11:00 a.m. (Hong Kong time) on the date falling four Business Days (or, only in the case of the first Utilisation, two Business Days) prior to the proposed Utilisation Date.

6.2         Completion of a Utilisation Request

(a)             Each Utilisation Request is irrevocable and will not be regarded as having been duly completed unless:

(i)           it identifies the Tranche to be utilised;

(ii)          the proposed Utilisation Date is a Business Day within the Availability Period for such Tranche;

(iii)         the currency and amount of the proposed Loan under such Tranche (the subject of the Utilisation Request) comply with Clause 6.3 (Currency and amount);

(iv)        the proposed Interest Period complies with Clause 10 (Interest Periods); and

(v)         the account to which the proceeds of a proposed Loan should be credited (as specified in any Utilisation Request) is the Onshore USD Project Account.

(b)             Only one Loan may be requested in each Utilisation Request.  Only one Loan may be requested or made under each Tranche.

6.3         Currency and amount

In respect of each Utilisation Request:

(a)             the currency for the proposed Loan specified in such Utilisation Request must be US dollars; and

(b)             the amount of the proposed Loan under any Tranche must be an amount which is not more than the Available Facility for such Tranche and which is:

(i)           (in the case of Tranche One) equal to the Available Facility for Tranche One; or

(ii)          (in the case of any other Tranche) equal to the Available Facility for such Tranche.

6.4         Lenders’ participation

(a)             If the conditions set out in this Agreement have been met, each Lender shall make its participation in each Loan available by the Utilisation Date for such Loan through its Facility Office.

(b)             The amount of each Lender’s participation in each Loan under any Tranche will be equal to the proportion of such Loan borne by such Lender’s Available Commitment for such Tranche to the Available Facility for such Tranche immediately prior to the making of such Loan.

(c)             The Facility Agent shall notify each Lender of the amount of such Loan and the amount of its participation in that Loan, in each case not later than 2:00 p.m. (Hong Kong time) on the date falling three Business Days prior to the Utilisation Date for such Loan.

(d)             Upon the earlier of the making of any Loan under any Tranche or the expiry of the Availability Period relating to such Tranche, the Available Commitment of each Lender for such Tranche shall be immediately reduced to zero.

SECTION 4

REPAYMENT, PREPAYMENT AND CANCELLATION

7.           REPAYMENT

7.1         Repayment of Loans

The Borrower shall repay the Loans made to it in full on the Final Maturity Date.

7.2         No re-borrowing

The Borrower may not reborrow any part of the Facility which is repaid.

8.           PREPAYMENT AND CANCELLATION

8.1         Illegality

If, at any time, it is or will become unlawful in any applicable jurisdiction for a Lender to perform any of its obligations as contemplated by this Agreement or to fund or maintain its participation in any Loan or any part thereof:

(a)             that Lender shall promptly notify the Facility Agent upon becoming aware of that event and the Facility Agent shall promptly notify the Borrower upon the receipt of such notification from that Lender;

(b)             upon the Facility Agent notifying the Borrower, the Commitment of that Lender for each Tranche will be immediately cancelled and reduced to zero; and

(c)             the Borrower shall repay that Lender’s participation in each Loan on the last day of the Interest Period for such Loan occurring after the Facility Agent has notified the Borrower or, if earlier, the date specified by that Lender in the notice delivered to the Facility Agent (being no earlier than the last day of the applicable grace period permitted by law).

8.2         Lenders’ Put Option

(a)             In this Clause 8.2:

“Put Option Date” means the date falling 30 Months after the Initial Utilisation Date.

(b)             Each Lender may, if it gives the Facility Agent a Notice of Intention to Put (executed by such Lender) no later than 15 Business Days prior to the Put Option Date, require that all (but not part) of its participation in each of the Loans be repaid by the Borrower on the Put Option Date.

(c)             On the Put Option Date, the Borrower shall repay to each Lender who has given a Notice of Intention to Put in accordance with paragraph (b) (or deemed to have given a Notice of Intention to Put in accordance with paragraph (f)) all of such Lender’s participation in each of the Loans together with accrued interest thereon and any Break Costs relating thereto.

(d)             Any Notice of Intention to Put given or deemed to be given by a Lender under this Clause 8.2 shall be irrevocable. Promptly upon receipt of any Notice of Intention to Put from any Lender, the Facility Agent shall forward a copy of that notice to the Borrower.

(e)                                       Subject to paragraph (f):

(i)                                each Lender shall have an independent right to give a Notice of Intention to Put in accordance with paragraph (b);

(ii)                             the exercise or non-exercise of such right by any Lender shall not affect the right of any other Lender to give or refrain from giving any Notice of Intention to Put under this Clause; and

(iii)                          if a Lender shall not have delivered (or deemed pursuant to paragraph (f)  to have given) a Notice of Intention to Put to the Facility Agent on or prior to the date falling 15 Business Days prior to the Put Option Date, such Lender shall be considered not to have exercised its rights under this Clause 8.2 to require its participation in the Loans to be repaid on the Put Option Date under this Clause 8.2.

(f)                                         If the aggregate portion of the Loans owed to Lender(s) who have given any Notice of Intention to Put in accordance with paragraph (b) is not less than 80% of the aggregate Loans outstanding, then each Lender who has not given a Notice of Intention to Put shall be deemed to have give a Notice of Intention to Put (on the date falling 15 Business Days prior to the Put Option Date) requiring its participation in each Loan to be repaid on the Put Option Date.

8.3                           Mandatory prepayment upon Exit Event

Upon the occurrence of any Exit Event:

(a)                                       the Borrower shall (on the date of occurrence of such Exit Event) prepay all of the Loans in full together with accrued interest thereon and any Break Costs relating thereto; and

(b)                                      no further Lender Accession Memorandum may be delivered, and the Available Commitment of each Lender in respect of each Facility shall be immediately reduced to zero.

The Borrower shall give no less than 21 days’ prior written notice of such Exit Event to the Facility Agent, provided that failure to give such notice shall not prejudice the Borrower’s obligations in respect of such prepayment in accordance with the foregoing provisions.

8.4                           Mandatory prepayment upon Equity Issuance

(a)                                       For the purposes of this Clause:

“Relevant Equity Issuance” means any Equity Issuance by any member of the Group (other than (i) any Equity Issuance constituting an Exit Event; (ii) any Equity Issuance by a member of the Group in favour of another member of the

Group); and (iii) any Equity Issuance by Cayman Co in favour of the Existing Shareholders as an integral part of the Relevant Permitted Reorganisation.

“Net Equity Issuance Proceeds” means, in respect of any Relevant Equity Issuance, the proceeds and/or consideration received by or paid to the order of any member of the Group in respect of such Relevant Equity Issuance, after deducting (without duplication) reasonable expenses and/or Taxes (in the case of Taxes, as reasonably determined by the member of the Group making such Relevant Equity Issuance, on the basis of existing rates and taking account of any available credit, deduction or allowance) incurred by that member of the Group (in favour of persons who are not members of the Group or Related Persons) with respect to such Relevant Equity Issuance.

(b)                                      To the extent that any Net Equity Issuance Proceeds are received by (or paid to the order of) any member of the Group in respect of any Relevant Equity Issuance, the Borrower shall procure that an amount equal to such Net Equity Issuance Proceeds shall (or, if such amount is not in US dollars, an amount that is the equivalent in US dollars of such first-mentioned amount) be applied towards prepayment of the Loans (and payment of accrued interest on the amount so prepaid and payment of any Break Costs relating thereto) rateably immediately upon such receipt by (or payment to the order of) any member of the Group of such Net Equity Issuance Proceeds.

(c)                                       The Borrower shall:

(i)                                give the Facility Agent not less than 15 Business Days’ prior notice of any Relevant Equity Issuance and any prepayment under this Clause 8.4 (provided that any failure to give such notice shall not prejudice the Borrower’s obligations to make such prepayment in accordance with the foregoing provisions of this Clause 8.4); and

(ii)                             provide to the Facility Agent (no later than the date of any prepayment under this Clause 8.4 on account of any Relevant Equity Issuance) the Borrower’s calculation of the Net Equity Issuance Proceeds in respect of such Relevant Equity Issuance, including reasonable particulars and supporting evidence of any amount deducted in the calculation of such Net Equity Issuance Proceeds (including any expenses and Taxes).

8.5                           Voluntary prepayment of Loans

(a)                                       The Borrower may, if it gives the Facility Agent not less than 30 days’ (or such shorter period as the Majority Lenders may agree) prior written notice, prepay on the last day of the Interest Period applicable thereto the whole or any part of any Loan.

(b)                                      A Loan may only be prepaid (in whole or in part) after the later of (i) the date on which the Availability Period for each Tranche has expired (or, if earlier, the date on which the Available Facility for each Tranche is zero) and (ii) the date on which no further Lender Accession Memorandum may be delivered in accordance with Clause 4.1 (Accession).

(c)                                       A Loan may only be prepaid if:

(i)                                in the case where any Loan is so prepaid in part, in aggregate amount of Loans so prepaid is a minimum amount of US$10,000,000 and an integral multiple of US$5,000,000; and

(ii)                             (if any Lender Accession Memorandum with respect to any Tranche shall have been delivered to the Facility Agent) the proportion borne by (1) the aggregate amount prepaid on the Loan under any Tranche pursuant to such prepayment to (2) the aggregate amount of the Loan under such Tranche (immediately prior to such prepayment) is equal to the proportion borne by (A) the aggregate amount prepaid on the Loan under each other Tranche pursuant to such prepayment to (B) the aggregate amount of the Loan under such other Tranche (immediately prior to such prepayment).

(d)                                      The Borrower may, in the event of any voluntary prepayment under this Clause 8.5, request the Security Agent to authorise a withdrawal from the Onshore Cash Collateral Account in accordance with paragraph 4(c) of Schedule 6 (Bank Accounts) for application towards such prepayment.

8.6                           Right of replacement of a single Lender

(a)                                       If:

(i)                                any sum payable to any Lender by the Borrower is required to be increased under paragraph (c) of Clause 13.2 (Tax gross-up); or

(ii)                             any Lender claims indemnification from the Borrower under Clause 13.3 (Tax indemnity) or Clause 14 (Increased Costs),

the Borrower may, whilst the circumstance giving rise to the requirement for such increase or indemnification continues, give the Facility Agent notice of cancellation of the Commitment of that Lender for each Tranche and its intention to procure the prepayment of that Lender’s participation in the Loans (except that the Borrower may not give such notice with respect to any Original Lender (for any Tranche) by reason of any circumstances falling within paragraph (a)(i), if such circumstances are subsisting (or are a continuation of circumstances subsisting) as at the date on which such Original Lender became party to this Agreement).

(b)                                      On receipt of a notice referred to in paragraph (a) above, the Commitment of that Lender for each Tranche shall immediately be reduced to zero.

(c)                                       On the last day of each Interest Period relating to a Loan which ends after the Borrower has given notice under paragraph (a) above (or, if earlier, the date specified by the Borrower in that notice), the Borrower shall repay that Lender’s participation in the Loan to which such Interest Period relates.

8.7                           Restrictions

(a)                                       Any notice of cancellation or prepayment given by any Party under this Clause 8 shall be irrevocable and, unless a contrary indication appears in this Agreement, shall specify the date or dates upon which the relevant cancellation or prepayment is to be made and the amount of that cancellation or prepayment.

(b)                                      Any prepayment under this Agreement shall be made together with accrued interest on the amount prepaid and, subject to any Break Costs, without premium or penalty.

(c)                                       The Borrower may not reborrow any part of the Facility which is prepaid.

(d)                                      The Borrower shall not repay or prepay all or any part of the Loans or cancel all or any part of the Commitments or Available Commitments of the Lenders (for any or all of the Tranches) except at the times and in the manner expressly provided for in this Agreement.

(e)                                       No amount of the Total Commitments or any Commitment or Available Commitment (in respect of any Tranche) of any Lender cancelled or reduced under this Agreement may be subsequently reinstated.

(f)                                         If the Facility Agent receives a notice under this Clause 8 it shall promptly forward a copy of that notice to either the Borrower or the affected Lender, as appropriate.

SECTION 5

COSTS OF UTILISATION

9.                                 INTEREST

9.1                           Calculation of interest

The rate of interest payable on each Loan at any time during an Interest Period relating thereto is the percentage rate per annum which is the aggregate of:

(a)                                       the Margin applicable to such Loan as at such time; and

(b)                                      LIBOR for such Loan and such Interest Period.

9.2                           Payment of interest

On the last day of each Interest Period relating to a Loan, the Borrower shall pay accrued interest on such Loan.

9.3                           Default interest

(a)                                       If an Obligor party hereto fails to pay any amount payable by it under a Finance Document on its due date, interest shall accrue on such overdue amount from the due date up to the date of actual payment (both before and after judgment) at a rate which, subject to paragraph (b) below, is two per cent. per annum higher than the rate which would have been payable if such overdue amount had, during the period of non-payment, constituted a Loan in the currency of such overdue amount for successive Interest Periods, each of a duration selected by the Facility Agent (acting reasonably).  Any interest accruing under this Clause 9.3 on any overdue amount owing by an Obligor party hereto shall be immediately payable by that Obligor on demand by the Facility Agent.

(b)                                      If any overdue amount under any Finance Document consists of all or part of a Loan which became due on a day which was not the last day of an Interest Period relating to a Loan:

(i)                                the first Interest Period for that overdue amount shall have a duration equal to the unexpired portion of the current Interest Period relating to that Loan; and

(ii)                             the rate of interest applying to that overdue amount during that first Interest Period shall be two per cent. per annum higher than the rate which would have applied if that overdue amount had not become due.

(c)                                       Default interest (if unpaid) arising on an overdue amount under any Finance Document will be compounded with that overdue amount at the end of each Interest Period applicable to that overdue amount but will remain immediately due and payable.

9.4                           Notification of rates of interest and DSRA Amount

(a)                                       The Facility Agent shall promptly notify the relevant Finance Parties and the

Borrower of the determination of a rate of interest under this Agreement.

(b)                                      Upon the determination of a rate of interest under this Agreement, the Facility Agent shall also promptly notify the AM and the Borrower of the DSRA Amount and the RMB equivalent thereof (calculated using the DSRA Determination Exchange Rate as at the date of determination of such rate of interest).

(c)                                       Without prejudice to paragraph (b), the Facility Agent shall have the right (but not the obligation, unless otherwise instructed by the Majority Lenders) to notify the AM and the Borrower from time to time of any change in the RMB equivalent of the DSRA Amount (calculating using the DSRA Determination Exchange Rate as at the date of such notification (or any date that is reasonably close to the date of such notification as selected by the Facility Agent)).

(d)                                      Any such notification to be given by the Facility Agent to the AM under paragraph (b) or (c) shall be given through the Security Agent.

(e)                                       Without prejudice to Clause 21.23 (DSRA), at the request of the Borrower, the Facility Agent shall promptly notify the Borrower of the then applicable DSRA Amount and the RMB equivalent thereof (using the DSRA Determination Exchange Rate as at the latest date of determination by the Facility Agent under paragraph (b) or (c) above).

10.                           INTEREST PERIODS

10.1                     Selection of Interest Periods

(a)                                       Subject to the provisions of this Agreement, each Interest Period relating to any Loan shall be six Months, provided that if as at the date of the making of any Loan any other Loan is outstanding, the first Interest Period relating to such first mentioned Loan shall end on the last day of the then current Interest Period of such other Loan.

(b)                                      No Interest Period for any Loan shall extend beyond the Final Maturity Date.

(c)                                       Each Interest Period for a Loan shall start on the Utilisation Date for such Loan or (if already made) on the last day of the preceding Interest Period relating to such Loan.

10.2                     Non-Business Days

If an Interest Period would otherwise end on a day which is not a Business Day, that Interest Period will instead end on the next Business Day in that calendar month (if there is one) or the preceding Business Day (if there is no such next Business Day in that calendar month).

11.                           CHANGES TO THE CALCULATION OF INTEREST

11.1                     Absence of quotations

Subject to Clause 11.2 (Market disruption), if LIBOR for any sum and any Interest

Period relating thereto is to be determined by reference to the Reference Banks but a Reference Bank does not supply a quotation by 11:00 a.m. (London time) on the Quotation Day for such Interest Period, the applicable LIBOR shall be determined on the basis of the quotations of the remaining Reference Banks.

11.2                     Market disruption

(a)                                       If a Market Disruption Event occurs in relation to a Loan for any Interest Period relating thereto, then the rate of interest on each Lender’s share of that Loan at any time during that Interest Period shall be the rate per annum which is the sum of:

(i)                                the Margin applicable to such Loan as at such time; and

(ii)                             the rate notified to the Facility Agent by that Lender as soon as practicable and in any event before interest is due to be paid in respect of that Interest Period, to be that which expresses as a percentage rate per annum the cost to that Lender of funding its participation in that Loan from whatever source it may reasonably select.

(b)                                      In this Agreement “Market Disruption Event” means in relation to any Loan and any Interest Period relating thereto:

(i)                                at or about noon (London time) on the Quotation Day for such Interest Period the Screen Rate is not available and none or only one of the Reference Banks supplies a rate to the Facility Agent to determine LIBOR for such Loan and such Interest Period; or

(ii)                             before close of business in London on the Quotation Day for such Loan and such Interest Period, the Facility Agent receives notifications from a Lender or Lenders (whose aggregate participations in such Loan exceed 35 per cent. of such Loan) that (1) the cost to it or them of obtaining matching deposits in the London interbank market would be in excess of LIBOR for such Loan and such Interest Period or (2) matching deposits are not available to it or them in the London interbank market in the ordinary course of business to fund its or their participation(s) in such Loan for such Interest Period.

11.3                     Alternative basis of interest or funding

(a)                                       If a Market Disruption Event occurs and the Facility Agent or the Borrower so requires, the Facility Agent and the Borrower shall enter into negotiations (for a period of not more than 30 days) with a view to agreeing a substitute basis for determining the rate of interest.

(b)                                      Any alternative basis agreed pursuant to paragraph (a) above shall, with the prior consent of all the Lenders and the Borrower, be binding on all Parties.

(c)                                       For the avoidance of doubt, unless and until an alternative basis is agreed in accordance with paragraphs (a) and (b), the rate of interest applicable to any

Loan and any Interest Period relating thereto (in respect of which a Market Disruption Event has occurred) shall continue to be determined in accordance with Clause 11.2 (Market disruption).

(d)                                      Without prejudice to paragraphs (a) to (c), if a Market Disruption Event in respect of any Loan and any Interest Period relating thereto has occurred, the Borrower may, pending the agreement of a substitute basis for determining the rate of interest in accordance with paragraph (a) above, agree with the Facility Agent (acting on the instructions of all Lenders) that such Interest Period for such Loan shall be for a duration of less than one Month.

11.4                     Break Costs

(a)                                       The Borrower shall, within five Business Days of demand by a Finance Party, pay to that Finance Party its Break Costs attributable to all or any part of a Loan or any Unpaid Sum being paid by or recovered from any Obligor on a day other than the last day of an Interest Period for that Loan or that Unpaid Sum provided that the Borrower shall not be required to pay any Break Costs attributable to any prepayment under Clause 8.1 (Illegality).

(b)                                      Each Finance Party shall, as soon as reasonably practicable after a demand by the Facility Agent, provide a certificate (in reasonable detail) confirming the amount of its Break Costs, in relation to any Loan or any Unpaid Sum and any Interest Period relating thereto.

12.                           FEES

12.1                     Agency fee

The Borrower shall pay to the Facility Agent and the Security Agent (for their own account) an agency fee in the amount and at the times agreed in a Fee Letter.

12.2                     Deduction of fees

Payment of the fees in Clause 12.1 (Agency fee) by the Borrower may, at the election of the Facility Agent, be made out of the proceeds of a Utilisation by the Borrower and the Facility Agent is hereby irrevocably authorised to deduct the amount of such fees and apply the same towards payment of such fees on behalf of the Borrower.

SECTION 6

ADDITIONAL PAYMENT OBLIGATIONS

13.                           TAX GROSS UP AND INDEMNITIES

13.1                     Definitions

(a)                                       In this Agreement:

“Protected Party” means a Finance Party which is or will be subject to any liability, or required to make any payment, for or on account of Tax in relation to a sum received or receivable (or any sum deemed for the purposes of Tax to be received or receivable) under a Finance Document.

“Tax Credit” means a credit against, relief or remission for, or repayment of any Tax.

“Tax Deduction” means a deduction or withholding for or on account of Tax from a payment under a Finance Document.

“Tax Payment” means either an increase in a payment by an Obligor party hereto to a Finance Party under paragraph (c) of Clause 13.2 (Tax gross-up) or a payment by an Obligor party thereto under Clause 13.3 (Tax indemnity).

(b)                                      Unless a contrary indication appears, in this Clause 13 a reference to “determines” or “determined” means a determination made in good faith by the person making such determination.

13.2                     Tax gross-up

(a)                                       Each Obligor party hereto shall make all payments to be made by it under any or all of the Finance Documents without any Tax Deduction, unless a Tax Deduction is required by law.

(b)                                      Each Obligor party hereto shall promptly upon becoming aware that an Obligor must make a Tax Deduction (or that there is any change in the rate or the basis of a Tax Deduction) notify the Facility Agent accordingly.  Similarly, a Lender shall notify the Facility Agent on becoming so aware in respect of a payment payable to that Lender.  If the Facility Agent receives such notification from a Lender it shall notify the Borrower and that Obligor.

(c)                                       If a Tax Deduction is required by law to be made by an Obligor party hereto, the amount of the payment due from that Obligor shall be increased to an amount which (after making any and all Tax Deduction) leaves an amount equal to the payment which would have been due if no Tax Deduction had been required.

(d)                                      If an Obligor party hereto is required to make a Tax Deduction, that Obligor shall make that Tax Deduction and any payment required in connection with that Tax Deduction within the time allowed and in the minimum amount required by law.

(e)                                       Within thirty days of making either a Tax Deduction or any payment required in connection with that Tax Deduction, the Obligor party hereto making such Tax Deduction or payment shall deliver to the Facility Agent for the Finance Party entitled to the payment (to which such Tax Deduction relates) an original receipt (or a certified copy thereof) reasonably satisfactory to that Finance Party that such Tax Deduction has been made or (as applicable) any appropriate payment has been paid to the relevant taxing authority.

(f)                                         No Transaction Agent shall have any duty or obligation to facilitate the making of any Tax Deduction by any Obligor.

13.3                     Tax indemnity

(a)                                       The Borrower shall (within five Business Days of demand by the Facility Agent) pay to a Protected Party an amount equal to the loss, liability or cost which that Protected Party determines will be or has been (directly or indirectly) suffered for or on account of Tax by that Protected Party in respect of any Finance Document.

(b)                                      Paragraph (a) above shall not apply:

(i)                       with respect to any Tax assessed on a Protected Party:

(A)          under the law of the jurisdiction in which that Protected Party is incorporated or, if different, the jurisdiction (or jurisdictions) in which that Protected Party is treated as resident for tax purposes; or

(B)            under the law of the jurisdiction in which that Protected Party’s Facility Office is located in respect of amounts received or receivable in that jurisdiction,

if that Tax is imposed on or calculated by reference to the net income received or receivable (but not any sum deemed to be received or receivable) by that Protected Party; or

(ii)                    to the extent that the loss, liability or cost to which paragraph (a) would otherwise apply is already compensated for by an increased payment under Clause 13.2 (Tax gross-up).

(c)                                       A Finance Party making, or intending to make, a claim under paragraph (a) above shall notify the Facility Agent of the event which will give, or has given, rise to such claim, following which the Facility Agent shall promptly notify the Borrower.

(d)                                      A Finance Party shall, on receiving a payment from any Obligor under this Clause 13.3, notify the Facility Agent.

13.4                     Tax Credit

To the extent that an Obligor party hereto makes a Tax Payment in respect of a Finance Party and that Finance Party determines that:

(a)                                       a Tax Credit is attributable to that Tax Payment; and

(b)                                      that Finance Party has obtained, utilised and fully retained that Tax Credit,

that Finance Party shall pay an amount to that Obligor which that Finance Party determines will leave it (after that payment) in the same after-Tax position as it would have been in had such Tax Payment not been made or required to be made by that Obligor.

13.5                 Stamp taxes

The Borrower shall pay and, within five Business Days of demand, indemnify each Finance Party against any cost, loss or liability which that Finance Party incurs in relation to any or all stamp duty, registration and/or other similar Taxes payable in respect of any Finance Document.

13.6                 Indirect Tax

(a)                                       All consideration expressed to be payable under a Finance Document by any Party to a Finance Party shall be deemed to be exclusive of any Indirect Tax.  If any Indirect Tax is chargeable on any supply made by any Finance Party to any Party under any Finance Document, that Party shall pay to such Finance Party (in addition to and at the same time as paying the consideration for such supply) an amount equal to the amount of such Indirect Tax.

(b)                                      If any Indirect Tax is chargeable on any supply made by any Finance Party (the “Supplier”) to any other Finance Party (the “Recipient”) under or in connection with a Finance Document, and to the extent that any Party (the “Relevant Party”) is required by the terms of any Finance Document to pay an amount equal to the consideration for such supply to the Supplier (rather than being required to reimburse the Recipient in respect of that consideration), that Party shall pay to the Supplier (in addition to and at the same time as paying that consideration) an amount equal to the amount of that Indirect Tax.

(c)                                       Where a Finance Document requires any Party to reimburse a Finance Party for any costs or expenses, that Party shall also at the same time pay and indemnify that Finance Party against all Indirect Tax incurred by that Finance Party in respect of such costs or expenses to the extent that that Finance Party reasonably determines that it is not entitled to credit or repayment of such Indirect Tax.

14.                       INCREASED COSTS

14.1                 Increased costs

(a)                                       Subject to Clause 14.3 (Exceptions), the Borrower shall, within five Business Days of a demand by the Facility Agent, pay for the account of a Finance Party the amount of any Increased Costs incurred by that Finance Party or any of its Affiliates as a result of (i) the introduction of or any change in (or in the interpretation, administration or application of) any law or regulation or (ii) compliance with any law or regulation made, enacted, issued or put into effect after the date of this Agreement.

(b)                                      In this Agreement “Increased Costs” means:

(i)                                a reduction in the rate of return from the Facility (or any part thereof) or on a Finance Party’s (or its Affiliate’s) overall capital;

(ii)                             an additional or increased cost; or

(iii)                          a reduction of any amount due and payable under any Finance Document,

which is incurred or suffered by a Finance Party or any of its Affiliates to the extent that it is attributable to that Finance Party having entered into, or undertaken or assumed any commitment represented by its Commitment for any Tranche under, or funding or maintaining any of its share of any or all of the Loans or Unpaid Sums under, or performing its obligations under, any Finance Document.

14.2                 Increased cost claims

(a)                                       A Finance Party intending to make a claim pursuant to Clause 14.1 (Increased costs) shall notify the Facility Agent of the event giving rise to such claim, following which the Facility Agent shall promptly notify the Borrower.

(b)                                      Each Finance Party shall, as soon as practicable after a demand by the Facility Agent, provide a certificate confirming the amount of its Increased Costs in respect of any claim made by such Finance Party under Clause 14.1 (Increased costs).

14.3                 Exceptions

(a)                                       Clause 14.1 (Increased costs) does not apply to any Increased Cost to the extent such Increased Cost is:

(i)                                attributable to a Tax Deduction that is required by law to be made by an Obligor and that is already compensated for by Clause 13.2 (Tax gross-up);

(ii)                             compensated for by Clause 13.3 (Tax indemnity) (or would have been compensated for under Clause 13.3 (Tax indemnity) but was not so compensated solely because any of the exclusions in paragraph (b) of Clause 13.3 (Tax indemnity) applied); or

(iii)                          incurred by a Finance Party or an Affiliate of a Finance Party and is attributable to the wilful breach by such Finance Party or such Affiliate of any law or regulation.

(b)                                      In this Clause 14.3, a reference to a “Tax Deduction” has the same meaning given to the term in Clause 13.1 (Definitions).

15.                       OTHER INDEMNITIES

15.1                 Currency indemnity

(a)                                       If any sum due from any Obligor party hereto under any or all of the Finance Documents (a “Sum”), or any order, judgment or award given or made in relation to a Sum, has to be converted from the currency (the “First Currency”) in which that Sum is payable into another currency (the “Second Currency”) for the purpose of:

(i)                                making or filing a claim or proof against that Obligor;

(ii)                             obtaining or enforcing an order, judgment or award in relation to any litigation or arbitration proceedings,

that Obligor shall as an independent obligation, within five Business Days of demand, indemnify each Finance Party to whom that Sum is due against any cost, loss or liability arising out of or as a result of such conversion including any discrepancy between (A) the rate of exchange used to convert that Sum from the First Currency into the Second Currency and (B) the rate or rates of exchange available to that person at the time of its receipt or recovery of that Sum.

(b)                                      Each Obligor party hereto waives any right it may have in any jurisdiction to pay any amount under the Finance Documents in a currency or currency unit other than that in which it is expressed to be payable.

15.2                 Other indemnities

(a)                                       The Borrower shall, within three Business Days of demand, indemnify each of the Finance Parties against any cost, loss or liability incurred by that Finance Party as a result of:

(i)                                the occurrence of any Event of Default;

(ii)                             a failure by any Obligor to pay any amount due under a Finance Document on its due date, including without limitation, any cost, loss or liability arising as a result of Clause 27 (Sharing among the Finance Parties);

(iii)                          funding, or making arrangements to fund, its participation in a Loan requested by the Borrower in a Utilisation Request but not made by reason of the operation of any one or more of the provisions of this Agreement (other than by reason of default or negligence by that Finance Party alone); or

(iv)                         a Loan (or part of a Loan) made to the Borrower not being prepaid in accordance with a notice of prepayment given by the Borrower.

(b)                                      The Borrower shall, within three Business Days of demand, indemnify each of the Finance Parties, their Affiliates and their respective officers, directors, agents, employees, representatives and/or advisers (each an “Indemnified Party”) from and against any and all claims, damages, losses, liabilities, costs and expenses (including, without limitation, legal fees and any applicable value added tax), joint or several, that may be incurred by, or asserted or awarded against, that Indemnified Party, in each case arising out of or in connection with or relating to the use of the proceeds of any part of or all of the Loans (including, without limitation, arising out of or in connection with any investigation, litigation or proceeding or the preparation of any defence with respect thereto, whether or not such investigation, litigation or proceedings is brought by a member of the Group, any Existing Shareholder, any shareholder or creditor of any member of the Group, any Indemnified Party or any other person) except to the extent that such claim, damage, loss, liability, cost or expense has been finally judicially determined to have primarily resulted from such Indemnified Party’s gross negligence or wilful default. Any Indemnified Party may rely on this paragraph (b).

15.3                 Indemnity to the Calculation Agent, the Facility Agent and the Security Agent

(a)                                       The Borrower shall, within three Business Days of demand, indemnify each of the Calculation Agent, the Facility Agent and the Security Agent against any cost, loss or liability incurred by the Calculation Agent, the Facility Agent or the Security Agent as a result of:

(i)                                (in relation to the Facility Agent and the Security Agent) investigating any event which it believes is a Default; or

(ii)                             acting or relying on any notice, request or instruction which it believes to be genuine, correct and appropriately authorised.

(b)                                      Each Obligor party hereto shall promptly indemnify the Security Agent and every receiver and delegate against any cost, loss or liability incurred by any of them as a result of:

(i)                                the taking, holding, protection or enforcement of the Transaction Security,

(ii)                             the exercise of any of the rights, powers, discretions and remedies vested in the Security Agent and each receiver and delegate by the Finance Documents or by law; and

(iii)                          any default by any Obligor in the performance of any of the obligations expressed to be assumed by it in the Finance Documents.

(c)                                       The Security Agent may, in priority to any payment to the Secured Parties, indemnify itself out of the Charged Property in respect of, and pay and retain, all sums necessary to give effect to the indemnity in this Clause and shall have a lien on the Transaction Security and the proceeds of the enforcement of the Transaction Security for all monies payable to it.

(d)                                      This Clause shall survive the termination of this Agreement and the removal or termination of any Transaction Agent.

16.                       MITIGATION

16.1                 Mitigation

(a)                                       Each Finance Party shall, in consultation with the Borrower, take all reasonable steps to mitigate any circumstances which arise and which would result in any amount becoming payable under or pursuant to, or cancelled pursuant to, any of Clause 8.1 (Illegality), Clause 13 (Tax Gross Up and Indemnities) or Clause 14 (Increased Costs), except that an Original Lender in respect of any Tranche shall not have any obligation to mitigate any circumstances that result in any amount becoming payable under or pursuant to Clause 13 (Tax Gross Up and Indemnities) if such circumstances are subsisting (or are a continuation of circumstances subsisting) as at the date on which such Original Lender became party to this Agreement.

(b)                                      Paragraph (a) above does not in any way limit the obligations of any Obligor under the Finance Documents.

16.2                 Limitation of liability

(a)                                       The Borrower shall indemnify each Finance Party, within three Business Days of demand, for all costs and expenses reasonably incurred by that Finance Party as a result of steps taken by it under Clause 16.1 (Mitigation).

(b)                                      A Finance Party is not obliged to take any steps under Clause 16.1 (Mitigation) if, in the opinion of that Finance Party (acting reasonably), to do so might be prejudicial to it.

17.                       COSTS AND EXPENSES

17.1                 Transaction expenses

The Borrower shall, within five Business Days of demand, pay each of the Calculation Agent, the Facility Agent, the Security Agent and the Arranger the amount of all costs and expenses (including without limitation legal fees) properly incurred by any or all of them in connection with the negotiation, preparation, printing, execution, delivery and syndication of:

(a)                                       this Agreement and/or any other documents referred to in this Agreement; and/or

(b)                                      any other Finance Documents executed by it after the date of this Agreement,

provided that all costs and expenses (including without limitation legal fees) properly incurred by any or all of the Calculation Agent, the Facility Agent, the Security Agent and the Arranger which are due on the Initial Utilisation Date shall be paid by the Borrower within 10 Business Days after the Initial Utilisation Date.

17.2                 Amendment costs

If (a) an Obligor requests an amendment, waiver or consent or (b) an amendment is required pursuant to Clause 28.9 (Change of currency), the Borrower shall, within five Business Days of demand, reimburse each of the Calculation Agent, the Facility Agent, the Security Agent and the Lenders for the amount of all costs and expenses (including legal fees) properly incurred by it in responding to, evaluating, negotiating or complying with that request or requirement.

17.3                 Enforcement costs

The Borrower shall, within five Business Days of demand, pay to each Finance Party the amount of all costs and expenses (including legal fees) incurred by that Finance Party in connection with the enforcement of, or the preservation of any rights under any Finance Document and/or any Transaction Security, and/or any proceedings instituted by or against any Finance Party as a consequence of taking or holding any Transaction Security.

17.4                 Security Agency expenses

The Borrower shall, within five Business Days of demand, pay the Security Agent the amount of all costs and expenses (including legal fees) incurred by it in connection with the administration or release of any Transaction Security created pursuant to any Security Document.

SECTION 7

REPRESENTATIONS, UNDERTAKINGS AND EVENTS OF DEFAULT

18.                       REPRESENTATIONS

Each Obligor party hereto makes the representations and warranties set out in this Clause 18 to each Finance Party on the date of this Agreement, on the date of the Amendment Agreement, and on the date of the Second Amendment Agreement.

18.1                 Status

(a)                                       Each of it and its Subsidiaries (if any) is a company duly established with limited liability and validly existing under the laws of its jurisdiction of incorporation.

(b)                                      Each of it and its Subsidiaries (if any) has the power to own its assets and carry on its business as it is being conducted.

18.2                 Binding obligations

The obligations expressed to be assumed by it in each Transaction Finance Document to which it is or will be a party are legal, valid, binding and enforceable, subject to:

(a)                                       any general principles of law limiting its obligations which are specifically referred to in any legal opinion accepted pursuant to Clause 5 (Conditions of Utilisation) or Schedule 1 (Conditions Precedent) to the Second Amendment Agreement; and

(b)                                      in the case of any Security Document, the Perfection Requirements.

18.3                 Non-conflict with other obligations

The entry into and performance by it of, and the transactions contemplated by, the Transaction Finance Documents to which it is a party do not and will not:

(a)                                       conflict with any law or regulation applicable to it;

(b)                                      conflict with its or any of its Subsidiaries’ constitutional documents;

(c)                                       conflict with any agreement or instrument binding upon it or any of its Subsidiaries or any of its or any of its Subsidiaries’ assets in any material respect or in any way that might result in any liability on the part of any Transaction Finance Party; or

(d)                                      result in the existence of or oblige it or any of its Subsidiaries to create any Security over all or any of the assets of it or any of its Subsidiaries (other than Transaction Security).

18.4                 Power and authority

(a)                                       It has the power to enter into, perform and deliver, and has taken all necessary action to authorise its entry into, performance and delivery of, the Transaction Finance Documents to which it is a party and the transactions contemplated by those Transaction Finance Documents.

(b)                                      No limit on its powers will be exceeded as a result of the borrowing, grant of security or giving of guarantees or indemnities contemplated by the Transaction Finance Documents to which it is a party.

18.5                 Validity and admissibility in evidence

All Authorisations required or desirable:

(a)                                       to enable it lawfully to enter into, exercise its rights and comply with its obligations in the Transaction Finance Documents to which it is a party;

(b)                                      to make the Transaction Finance Documents admissible in evidence in its jurisdiction of incorporation; and/or

(c)                                       to enable it to create the Transaction Security expressed to be created by it pursuant to any Security Document to which it is a party and to ensure that such Transaction Security has the priority and ranking it is expressed to have, have been obtained or effected and are in full force and effect, except:

(i)                                          for any applicable Perfection Requirements that are yet to be complied with in accordance with the Transaction Finance Documents (which will be complied with by the earlier of (A) the time required under the Transaction Finance Documents) or (B) the time required under applicable law or regulations);

(ii)                                       for qualifications on matters of law as specifically referred to in any legal opinion accepted pursuant to Clause 5 (Conditions of Utilisation) or Schedule 1 (Conditions Precedent) to the Second Amendment Agreement; and

(iii)                                    that the presentation of a translation in Chinese of a Transaction Finance Document to the relevant court in the PRC is required in order for such Transaction Finance Document to be admitted in any legal proceedings before such court in relation to all or any of the Transaction Finance Documents.

18.6                 Governing law and enforcement

Except for qualifications on matters of law as specifically referred to in any legal opinion accepted pursuant to Clause 5 (Conditions of Utilisation) or Schedule 1 (Conditions Precedent) to the Second Amendment Agreement:

(a)                                       the choice of governing law of each Transaction Finance Document, as set out in such Transaction Finance Document, will be recognised and enforced in its jurisdiction of incorporation.

(b)                                      any judgment obtained in the jurisdiction of the governing law of any Transaction Finance Document in relation to such Transaction Finance Document will be recognised and enforced in its jurisdiction of incorporation or in the jurisdiction where any asset that is the subject of such judgment is located.

18.7                 No filing or stamp taxes

Except for qualifications on matters of law as specifically referred to in any legal opinion accepted pursuant to Clause 5 (Conditions of Utilisation) or Schedule 1 (Conditions Precedent) to the Second Amendment Agreement, under the law of its jurisdiction of incorporation it is not necessary that the Transaction Finance Documents or any of them be filed, recorded or enrolled with any court or other authority in that jurisdiction or that any stamp, registration or similar tax be paid on or in relation to any or all of the Transaction Finance Documents or the transactions contemplated by any or all of the Transaction Finance Documents, except:

(a)                                       that the presentation of a translation in Chinese of a Transaction Finance Document to the relevant court in the PRC is required in order for such Transaction Finance Document to be admitted in any legal proceedings before such court in relation to all or any of the Transaction Finance Documents; and

(b)                                      for any applicable Perfection Requirements that are yet to be complied with in accordance with the Transaction Finance Documents (which will be complied with by the earlier of (A) the time required under the Transaction Finance Documents) or (B) the time required under applicable law or regulations).

18.8                 No default

(a)                                       No Event of Default is continuing or might reasonably be expected to result from the making of any Loan or the entry into, the performance of, or any transaction contemplated by, any Transaction Finance Document to which it is a party.

(b)                                      No other event or circumstance is outstanding which constitutes a default under any other agreement or instrument which is binding on it or any of its Subsidiaries or to which any of the assets of it or any of its Subsidiaries are subject which might have a Material Adverse Effect.

(c)                                       No other Default is continuing.

18.9                 No misleading information

(a)                                       Any factual information provided by or on behalf of any Obligor, any Existing Shareholder or any member of the Group or any Affiliate of any of the foregoing (or any of their respective advisers and/or representatives) for the purposes of the Base Case Model is true and accurate in all material respects and is not misleading.

(b)                                      The expressions of opinions and/or intention provided by or on behalf of any Obligor, any Existing Shareholder, any member of the Group or any Affiliate of any of the foregoing in or for the purposes of the Base Case Model are made after due and careful consideration and are based on reasonable grounds.

(c)                                       Any financial projections and/or forecasts provided by or on behalf of any Obligor, any Existing Shareholder, any member of the Group or any Affiliate of any of the foregoing (or any of their respective advisers and/or representatives), or contained in the Base Case Model, have been prepared on the basis of recent historical information and on the basis of reasonable assumptions.

(d)                                      All other information (including, without limitation, information provided through electronic communications) supplied by or on behalf of any Obligor, any Existing Shareholder, any member of the Group or any Affiliate of any of the foregoing (or any of their respective advisers and/or representatives) to any Secured Party (or any advisers or representatives thereof) is true, complete and accurate in all material respects and not misleading as at the date of such supply.

(e)                                       No event or circumstance has occurred or arisen and no information has been given, omitted or withheld that results in the information supplied by or behalf of any Obligor, any Existing Shareholder, any member of the Group or any Affiliate of any of the foregoing (or any of their respective advisers and/or representatives) to any Secured Party (or any advisers or representatives thereof), or any opinions, intentions, forecasts or projections contained in the Base Case Model, being untrue or misleading in any material respect.

18.10           Financial statements

(a)                                       The Original Financial Statements were prepared in accordance with the Accounting Principles consistently applied.

(b)                                      The Original Financial Statements give a true and fair view of the financial condition of the Borrower as at the end of, and the results of operations of the Borrower for the period in respect of which such Original Financial Statements were prepared.

(c)                                       There has been no material adverse change in its business, operations, property, assets, condition (financial or otherwise) or prospects of the Borrower, or the Group (taken as a whole), since the date of the Original Financial Statements.

(d)                                      The most recent financial statements relating to the Borrower delivered pursuant to Clause 19.1 (Financial statements):

(i)                                have been prepared in accordance with the Accounting Principles; and

(ii)                             give a true and fair view of (if audited), or fairly represent (if unaudited), the financial condition of the Borrower as at the end of, and the results of operations of the Borrower for the period to which such financial statements relate.  The Borrower does not have any material liabilities (actual or contingent) as at the date as at which such financial statements were prepared that are not disclosed in such financial statements.

18.11           Solvency

(a)                                       Each member of the Group is able to meet its obligations and pay its debts as they fall due, and no member of the Group admits or has admitted any inability to pay its debts as they fall due or has suspended making payments on any of its debts.

(b)                                      No member of the Group has by reason of actual or anticipated financial difficulties commenced, or intends to commence, negotiations with one or more of its creditors with a view to rescheduling any of its indebtedness.

(c)                                       In respect of each Obligor, the fair value of its assets is not less than its liabilities (taking into account contingent and prospective liabilities).

(d)                                      Each member of the Group has sufficient capital to carry on its business.

(e)                                       No moratorium has been, or may, in the reasonably foreseeable future be, declared in respect of any of the indebtedness of any member of the Group.

18.12           Ranking of obligations

(a)                                       Its payment obligations under the Transaction Finance Documents to which it is a party rank at least pari passu with the claims of all its other present and future unsecured and unsubordinated creditors, except for obligations mandatorily preferred by law applying to companies generally.

(b)                                      The Transaction Security has or will have the ranking in priority which it is expressed to have in the Security Document(s) governing or evidencing such Transaction Security.

18.13           No proceedings pending or threatened

No investigation, litigation, arbitration or administrative proceedings of or before any court, arbitral body or agency which, if adversely determined, might reasonably be expected to have a Material Adverse Effect have (to the best of its knowledge and belief) been started or threatened, or are pending, against it or any of its Subsidiaries.

18.14           No breach of laws

(a)                                       It has not (and none of its Subsidiaries has) breached any law or regulation which breach has or could reasonably be expected to have a Material Adverse Effect.

(b)                                      No labour disputes are current or, to the best of its knowledge and belief (having made due and careful enquiry), threatened against any member of the Group which have or could reasonably be expected to have a Material Adverse Effect.

18.15           Environmental compliance

Each member of the Group has performed and observed in all material respects all Environmental Law, Environmental Permits and all other material covenants, conditions, restrictions and/or agreements directly or indirectly concerned with any contamination, pollution or waste or the release or discharge of any toxic or hazardous substance in connection with any real property which is or was at any time owned, leased or occupied by any member of the Group or on which any member of the Group has conducted any activity.

18.16           Environmental Claims

No Environmental Claim has been commenced or (to the best of its knowledge and belief) is threatened or pending against any member of the Group where that claim would or could reasonably be expected, if determined against that member of the Group, to have a Material Adverse Effect.

18.17           Taxation

(a)                                       Each of it and its Subsidiaries has duly and punctually paid and discharged all Taxes imposed upon it or its assets within the time period allowed without incurring penalties (save in each case to the extent that (i) payment is being contested in good faith, (ii) it has maintained adequate reserves for those Taxes and (iii) payment can be lawfully withheld).

(b)                                      None of it or any of its Subsidiaries is materially overdue in the filing of any Tax returns.

(c)                                       No claims are being or are reasonably likely to be asserted against it or any of its Subsidiaries with respect to Taxes.

18.18           Insurance

Each member of the Group has valid insurance on and in relation to its business and assets with reputable underwriters or insurance companies against those risks and to the extent as is usual for companies carrying on the same or substantially similar business in the location(s) where such member carries on business and/or where any of its assets are located, except for:

(a)                                       any insurance referred to in paragraph 5(i) of Schedule 2 (Conditions Precedent for initial Utilisation) which, to the extent that such insurance is available on reasonable commercial terms, will have been effected and be in full force and effect with effect from no later than the delivery of the first Utilisation Request; and

(b)                                      any insurance referred to in paragraph (b) of Clause 21.10 (Insurance) which, to the extent that such insurance is available on reasonable commercial terms, will have been effected and be in full force and effect as soon as reasonably practicable after customs clearance in respect of the applicable LHD Unit(s).

18.19           Intellectual Property

(a)                                       Each member of the Group:

(i)                                is the sole legal and beneficial owner of, or has a valid licence of, any and all Intellectual Property which is material in the context of its business and/or which is required by it in order to carry on its business as it is being conducted from time to time;

(ii)                             is not in infringement of and has not infringed any Intellectual Property of any third party in any material respect; and

(iii)                          has taken all actions (including without limitation payment of fees)

required to maintain any material Intellectual Property owned by it.

(b)                                      It is not aware of any adverse circumstances relating to the validity, subsistence or use of any Intellectual Property owned by it or any other member of the Group which would, or could reasonably be expected to, have a Material Adverse Effect.

18.20           Material Authorisations

Each member of the Group has obtained and/or effected, and has complied in all material respects with, any and all material Authorisations that are required in respect of its business and/or its assets, and all of such material Authorisations are in full force and effect.

18.21           Financial Indebtedness and Security

(a)                                       No member of the Group has any Financial Indebtedness outstanding except for any Permitted Financial Indebtedness.

(b)                                      No Security or Quasi-Security exists over all or any of the present or future assets of any member of the Group except for any Permitted Security.

18.22           Good title to assets

Each of it and its Subsidiaries has valid title to, or valid leases or licences of, or is otherwise entitled to use, the assets necessary to carry on its business as presently conducted, except where the lack of such title, leases or licences in respect of such assets could not reasonably be expected to have a Material Adverse Effect.

18.23           Legal and beneficial ownership

(a)                                       It is the sole beneficial owner of the assets over which it grants or purports to grant any Transaction Security.

(b)                                      Subject to the Permitted Reorganisation:

(i)                                Parentco directly beneficially owns 100% of the registered capital and equity interests in the Borrower, free and clear of any Security (except for any Transaction Security);

(ii)                             Holdco directly beneficially owns 100% of the issued shares (of each class) of and equity interests in Parentco, free and clear of any Security (except for any Transaction Security);

(iii)                          prior to the completion of the Relevant Permitted Reorganisation, Premium Sino directly beneficially owns at least 90% of the issued shares of and equity interests in Holdco, free and clear of any Security (except for any Transaction Security);

(iv)                         upon and after completion of the Relevant Permitted Reorganisation, Cayman Co directly beneficially owns 100% of the issued shares of and equity interests in Holdco, free and clear of any Security (except for any

Transaction Security);

(v)                            upon and after completion of the Relevant Permitted Reorganisation, Premium Sino directly beneficially owns at least 90% of the issued shares of and equity interests in Cayman Co, free and clear of any Security (except for any Transaction Security); and

(vi)                         the Sponsor directly beneficially owns 100% of the issued shares of and equity interests in Premium Sino, free and clear of any Security (except for any Transaction Security).

18.24           Shares

(a)                                       The shares of, registered capital of and/or equity interests in each member of the Group which are subject to any Transaction Security are fully paid and are not subject to any option to purchase or similar rights.

(b)                                      None of the constitutional documents of any member of the Group or any agreement or arrangement binding on any member of the Group restricts or inhibits:

(i)                                the creation of any Transaction Security; or

(ii)                             any transfer of any shares of, registered capital of or equity interests in any member of the Group (which shares or equity interests are the subject of any Transaction Security) on enforcement of any Transaction Security.

(c)                                       The shares of and/or equity interests in Parentco which are subject to Security under any Security Document constitute all of the shares of and equity interests in Parentco.

(d)                                      The registered capital of and/or equity interests in the Borrower which are subject to Security under any Security Document constitute all of the registered capital of and equity interests in the Borrower.

18.25           Group Structure Chart

(a)                                       The Group Structure Chart is true, complete and accurate in all material respects and shows the following information:

(i)                                each member of the Group, including current name, its jurisdiction of incorporation and/or establishment, a list of holder(s) of Equity Interests in it, the Equity Interests in it held by each such holder and indicating whether it is a company with limited liability;

(ii)                             all minority interests in any member of the Group and any person in which any member of the Group holds shares in its issued share capital or equivalent ownership interest of such person; and

(b)                                      all necessary loans, share transfers and other steps (if any) between members of the Group resulting in the Group structure are set out in the Group Structure Chart and have been or will be taken in compliance with all relevant laws and regulations and all requirements of relevant regulatory authorities.

18.26           Shareholders’ documents

(a)                                       The constitutional documents of Cayman Co, Holdco, Parentco and the Borrower and (in the case of Cayman Co) the Transaction Warrant Documents contain all the material terms of any and all agreements and arrangements between any or all of the holders of Equity Interests in Cayman Co, Holdco, Parentco and the Borrower respectively, with respect to the ownership of, the equity interests in, and/or the exercise of voting and/or management rights (including without limitation any right to appoint directors) and/or economic benefits attaching to any of the shares of and/or equity interests in, Cayman Co, Holdco, Parentco and the Borrower respectively.

(b)                                      None of the Existing Shareholders or any of their respective Affiliates has entered into any other agreement or arrangement with respect to the ownership of, the equity interests in, and/or the exercise of voting and/or management rights (including without limitation any right to appoint directors) and/or economic benefits attaching to any of the shares of and/or equity interests in, Cayman Co, Holdco, Parentco or the Borrower.

(c)                                       Each of the constitutional documents of each of the Obligors party hereto is in full force and effect and has not been:

(i)                                terminated, rescinded or cancelled; or

(ii)                             amended, varied or supplemented (in each case, from the form delivered to the Facility Agent under Schedule 2 (Conditions Precedent for initial Utilisation) or (in the case of Cayman Co) from the form delivered to the Facility Agent pursuant to Schedule 1 (Conditions Precedent) to the Second Amendment Agreement) in any material respect except with the prior written consent of the Facility Agent (except for any amendments that are expressly permitted under paragraphs (c)(i) and (ii) of Clause 21.19 (Share capital)).

18.27           Material Contracts

(a)                                       It is in compliance in all material respects with all of its obligations under the Material Contracts to which it is a party, and to the best of its knowledge:

(i)                                no representation or warranty given by any party to any Material Contract is untrue or misleading in any material respect; and

(ii)                             no party to any Material Contract is in default under or breach of any of its obligations under such Material Contract in any material respect.

(b)                                      Each of the Material Contracts (that has been entered into) is in full force and effect, and no termination, rescission, repudiation or cancellation of any Material

Contract has occurred, and no member of the Group:

(i)                                has received or given any notice of termination, rescission, repudiation or cancellation of or material default or breach under any Material Contract;

(ii)                             has made or received any allegation of illegality, invalidity or unenforceability of any Material Contract; or

(iii)                          is aware of any ground for any such termination, rescission, repudiation, cancellation, default, breach or allegation.

(c)                                       Except as otherwise disclosed in writing to the Facility Agent prior to the date of this Agreement and except (in respect of any Material Sales Contracts and/or any other LHD Contracts and/or MD Contracts only) as otherwise permitted under Clause 21.20 (Material Contracts), there has been no amendment, variation or supplement of or to, or waiver of any material right or remedy by any member of the Group of, any of the terms of any Material Contract, and no member of the Group has given any consent (which could reasonably be expected to be materially adverse to the interests of any member of the Group or any Transaction Finance Party) under any Material Contract.

18.28           Pensions

All pension schemes operated by or maintained for the benefit of any or all members of the Group and/or any or all of their respective employees are fully funded based on reasonable actuarial assumptions and recommendations and are operated and maintained in accordance with the requirements of applicable laws.

18.29           No immunity

In any proceedings taken in its jurisdiction of incorporation in relation to any Transaction Finance Document to which it is a party, it will not be entitled to claim for itself or any of its assets immunity from suit, execution, attachment or other legal process.

18.30           Private and commercial acts

Its execution of the Transaction Finance Documents to which it is a party constitutes, and its exercise of its rights and performance of its obligations thereunder will constitute, private and commercial acts done and performed for private and commercial purposes.

18.31           No prior business

(a)                                       None of Cayman Co, Holdco or Parentco has traded or incurred any liabilities or commitments (actual or contingent, present or future) other than:

(i)                                liabilities that arise in the ordinary course of acting as a Holding Company of shares in its Subsidiaries;

(ii)                             liabilities under the Transaction Finance Documents to which it is a party; and

(iii)                          (in the case of Parentco) liabilities under any Permitted Sponsor Subordinated Debt.

(b)                                      Cayman Co does not directly hold or own any Equity Interest in any person other than Holdco.

(c)                                       Holdco does not directly hold or own any Equity Interest in any person other than Parentco.

(d)                                      Parentco does not hold or own any Equity Interest in any person other than the Borrower.

(e)                                       The Borrower does not hold or own any Equity Interest in any person.

18.32           Anti-money laundering and Anti-Terrorism Laws

(a)                                       It is not, and none of its directors, officers, agents, employees or Affiliates are currently subject to any United States sanctions administered by the Office of Foreign Assets Control of the United States Department of the Treasury.

(b)                                      It has not, and none of its directors, officers, agents, employees or Affiliates, or other person acting on its behalf or any of its Subsidiaries has, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity, made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds, violated or is in violation of any provision of the United States Foreign Corrupt Practices Act of 1977 (the “FCPA”), or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment prohibited under any applicable law or regulation equivalent to the FCPA.

(c)                                       The operations of it and its Affiliates are and have been conducted at all times in compliance with applicable financial record keeping and reporting requirements and money laundering statutes in each of the jurisdictions in which it and its Affiliates are incorporated and of all jurisdictions in which it and its Affiliates conduct business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, “Money Laundering Laws”) and no action, suit or proceeding by or before any court of governmental agency, authority or body or any arbitrator involving it or any of its Affiliates with respect to Money Laundering Laws is pending and, to the best of its knowledge, no such actions, suits or proceedings are threatened or contemplated.

18.33           Bank accounts

It has disclosed, prior to the date of this Agreement or (in the case of Cayman Co) prior to the date of the Secondment Amendment Agreement, each of its accounts (other than the accounts specified in paragraph 1(a) of Schedule 6 (Bank Accounts)) to the Facility Agent.

18.34           Tax residence

None of Cayman Co, Holdco or Parentco is deemed to be PRC residents for PRC tax purposes.

18.35           Repetition

(a)                                       All the representations and warranties in this Clause 18 are made by each Obligor party hereto to each Finance Party on the date of this Agreement, on the date of the Amendment Agreement and on the date of the Second Amendment Agreement.

(b)                                      On the date of each Utilisation Request and on each Utilisation Date, each of the representations and warranties set out in Clause 18 (Representations) (except Clause 18.7 (No filing or stamp taxes), paragraphs (a) to (c) and (e) of Clause 18.9 (No misleading information), paragraphs (a) and (b) of Clause 18.10 (Financial statements), Clause 18.25 (Group Structure Chart), paragraphs (a) and (b) of Clause 18.26 (Shareholders’ documents), Clause 18.27 (Material Contracts) and Clause 18.33 (Bank accounts)) shall be deemed to be made by each Obligor party hereto.

(c)                                       On the first day of each Interest Period relating to each Loan, and on the date on which any Lender Accession Memorandum is executed, each of the representations and warranties in Clause 18 (Representations) (except Clause 18.7 (No filing or stamp taxes), paragraph (c) of Clause 18.8 (No default), paragraphs (a) to (c) and (e) of Clause 18.9 (No misleading information), paragraphs (a) and (b) of Clause 18.10 (Financial statements), Clause 18.25 (Group Structure Chart), paragraphs (a) and (b) of Clause 18.26 (Shareholders’ documents), Clause 18.27 (Material Contracts) and Clause 18.33 (Bank accounts)) shall be deemed to be made by each Obligor party hereto.

(d)                                      Each representation or warranty deemed to be made after the date of this Agreement shall be deemed to be made by reference to the facts and circumstances existing at the date on which such representation or warranty is deemed to be made (except that, for the avoidance of doubt, any representation or warranty that is expressed to be made by reference to the facts and circumstances existing as at a specific date shall be made by reference to the facts and circumstances existing as at such specific date).

19.                       INFORMATION UNDERTAKINGS

The undertakings in this Clause 19 shall remain in force from the date of this Agreement for so long as any amount is outstanding under any Finance Document or any commitment represented by any Commitment in respect of any Tranche of any Lender is in force or any Lender Accession Memorandum may be delivered in accordance with Clause 4.1 (Accession).

19.1                 Financial statements

The Borrower shall supply or procure the supply to the Facility Agent (in sufficient copies for all the Finance Parties and the Calculation Agent):

(a)                                       as soon as the same become available, but in any event within 120 days after the end of each of its Financial Years the audited financial statements of the Borrower for that Financial Year audited by an Approved Audit Firm; and

(b)                                      as soon as the same become available, but in any event within 45 days after the end of the each Financial Quarter in each of its Financial Years the unaudited financial statements of the Borrower for such Financial Quarter.

19.2                 Compliance Certificate

(a)                                       The Borrower shall procure the delivery of a Compliance Certificate to the Facility Agent with each set of financial statements delivered under paragraphs (a) and (b) of Clause 19.1 (Financial statements).

(b)                                      Each Compliance Certificate in respect of any financial statements delivered under Clause 19.1 (Financial statements) shall:

(i)                                (in the case of each set of financial statements delivered under paragraph (a) of Clause 19.1 (Financial statements), and in the case of each set of financial statements relating to any Financial Quarter ending on 31 March or 30 September delivered under paragraph (b) of Clause 19.1 (Financial statements)) set out (in reasonable detail) computations as to compliance with Clause 20 (Financial covenants) as at the date as at which such financial statements were drawn up; and

(ii)                             confirm that no Default has occurred and is continuing or, if a Default is continuing, specify the nature of such Default and the steps being taken to remedy such Default.

(c)                                       Each Compliance Certificate shall be signed by (A) the most senior financial officer or the chief executive officer and (B) a director of the Borrower.

19.3                 Requirements as to financial statements

The Borrower shall ensure that each set of financial statements delivered or procured pursuant to Clause 19.1 (Financial statements) shall be:

(a)                                       certified (for and on behalf of the Borrower) by (i) the most senior financial officer of or the chief executive officer and (ii) a director of the Borrower as giving a true and fair view of (if audited), or fairly represent (if unaudited), the financial condition of the Borrower as at the date as at which those financial statements were drawn up and the results of operations of the Borrower during the period to which those financial statements relate, and any such certification shall be binding on the Obligors party hereto; and

(b)                                      prepared in accordance with the Accounting Principles consistent with those applied in the preparation of the Original Financial Statements unless, in relation to such financial statements, it notifies the Facility Agent that there has been a change in the Accounting Principles and delivers to the Facility Agent:

(i)                                a description of any change necessary for those financial statements to reflect the Accounting Principles upon which the Original Financial Statements were prepared; and

(ii)                             sufficient information, in form and substance as may be reasonably required by the Facility Agent, to enable the Finance Parties to determine whether Clause 20 (Financial covenants) has been complied with and make an accurate comparison between the financial position indicated in those financial statements and such Original Financial Statements, provided that any reference in this Agreement to any financial statements of the Borrower shall be construed as a reference to those financial statements as adjusted to reflect the basis upon which the Original Financial Statements were prepared.

19.4                 Year-end

Each Obligor party hereto shall procure that the last day of each Financial Year of it and each of its Subsidiaries falls on 30 September.

19.5                 Information: miscellaneous

(a)                                       Each Obligor party hereto shall supply to the Facility Agent (in sufficient copies for all the Finance Parties, if the Facility Agent so requests):

(i)                                all documents dispatched by any member of the Group to its shareholders or investors (or any class of them) or its creditors generally at the same time as they are dispatched;

(ii)                             promptly upon becoming aware of them, the details of any investigation, litigation, arbitration or administrative proceedings which are current, threatened or pending against any Obligor or any other member of the Group and which would, if adversely determined, reasonably be expected to have a Material Adverse Effect; and

(iii)                          promptly, such further information regarding the Transaction Security and/or the financial condition, business and operations of any member of the Group as any Finance Party (through the Facility Agent) may reasonably request.

(b)                                      The Borrower shall supply the Calculation Agent, the Facility Agent and/or the Security Agent with or procure the supply to the Facility Agent and/or the Security Agent of such information as it may from time to time reasonably require for the performance of its rights and obligations under the Finance Documents.

19.6                 Notification of default

(a)                                       Each Obligor party hereto shall notify the Facility Agent of any Default (and the steps, if any, being taken to remedy it) promptly upon becoming aware of its occurrence.

(b)                                      Promptly upon a request by the Facility Agent, the Borrower shall supply to the Facility Agent a certificate signed on its behalf by (i) the most senior financial officer or the chief executive officer of the Borrower and (ii) a director of the

Borrower certifying that no Default is continuing (or if a Default is continuing, specifying such Default and the steps, if any, being taken to remedy it).  Any such certificate shall be binding on the Obligors party hereto.

19.7                 “Know your customer” checks

(a)                                       If:

(i)                                the introduction of or any change in (or in the interpretation, administration or application of) any law or regulation made after the date of this Agreement;

(ii)                             any change in the status of any Obligor or the composition of the shareholders, members or investors of any Obligor after the date of this Agreement; or

(iii)                          a proposed assignment or transfer by a Finance Party of any of its rights and obligations under any Finance Document to any person,

obliges the Calculation Agent, the Facility Agent, the Security Agent or any Finance Party (or, in the case of paragraph (iii) above, any prospective assignee or transferee of any Finance Party) to comply with any “know your customer”, anti-money laundering or similar identification procedures in circumstances where the necessary information is not already available to it, each Obligor party hereto shall promptly upon the request of the Calculation Agent, the Facility Agent, the Security Agent or any Finance Party supply, or procure the supply of, such documentation and other evidence as is reasonably requested by the Calculation Agent, the Facility Agent (for itself or on behalf of any Finance Party), the Security Agent or any Finance Party (for itself or, in the case of paragraph (iii) above, on behalf of any prospective assignee or transferee of such Finance Party) in order for the Calculation Agent, the Facility Agent, the Security Agent, such Finance Party or, in the case of paragraph (iii) above, any prospective assignee or transferee of such Finance Party to carry out and be satisfied with the results of all necessary “know your customer”, anti-money laundering and/or other similar checks under all applicable laws and regulations in connection with any or all of the Finance Documents and/or the transactions contemplated thereunder.

(b)                                      Each Lender shall promptly upon the request of any of the Calculation Agent, the Facility Agent or the Security Agent supply, or procure the supply of, such documentation and other evidence as is reasonably requested by the Calculation Agent (for itself), the Facility Agent (for itself) or the Security Agent (for itself) in order for the Calculation Agent, the Facility Agent or the Security Agent to carry out and be satisfied with the results of all necessary “know your customer”, anti-money laundering and/or other similar checks under all applicable laws and regulations in connection with any or all the Finance Documents and/or the transactions contemplated thereunder.

20.                       FINANCIAL COVENANTS

The undertakings in this Clause 20 shall remain in force from the date of this Agreement for so long as any amount is outstanding under any Finance Document or any commitment represented by any Commitment in respect of any Tranche of any Lender is in force or any Lender Accession Memorandum may be delivered in accordance with Clause 4.1 (Accession).

20.1                 Financial definitions

In this Clause 20:

“Cash Flow Before Debt Service” means, in respect of any Ratio Period, without duplication and in each case determined in accordance with Accounting Principles, EBITDA for such Ratio Period:

(a)                                       less actual cash paid during such Ratio Period in respect of Income Taxes;

(b)                                      less any changes in working capital (positive if there is an increase in working capital, and negative if there is a reduction in working capital) of the Borrower for such Ratio Period (provided that any change to the “prepayment” item on the Borrower’s balance sheet which is associated with fixed asset investment shall be excluded from any such calculation of working capital);

(c)                                       less Maintenance Capital Expenditure paid by the Borrower during such Ratio Period;

(d)                                      add cash balance (including the balance of the Onshore Cash Collateral Account) of the Borrower as at the beginning of such Ratio Period; and

(e)                                       less the Injection Amount as at the beginning of such Ratio Period.

“EBIT” means, for any Ratio Period, without duplication, the Net Income for such Ratio Period, plus (without duplication) the following to the extent deducted in calculating such Net Income:

(a)                                       Interest Expense;

(b)                                      Income Taxes;

(c)                                       other non-cash charges reducing such Net Income (excluding any such non-cash charge to the extent it represents an accrual of or reserve for cash charges in any future period or amortization of a prepaid cash expense that was paid in a prior period and not included in the calculation of EBIT), less any non-cash items increasing such Net Income for such Ratio Period.

“EBITDA” means, for any Ratio Period, without duplication, the EBIT for such Ratio Period, plus (without duplication) the following to the extent deducted in calculating such EBIT:

(a)                                       depreciation expense as required by the Accounting Principles; and

(b)                                      amortization expense or impairment charges as required by the Accounting Principles.

“Income Taxes” means, for any Ratio Period, taxes imposed upon the Borrower, determined in accordance with the Accounting Principles, or other payments required to be made by the Borrower by any Government Agency which taxes or other payments are calculated by reference to the income or profits of the Borrower (to the extent such income or profits were included in computing Net Income for such Ratio Period), regardless of whether such taxes or payments are required to be remitted to any Government Agency.

“Injection Amount” means an amount equal to (i) the aggregate proceeds received by the Borrower in respect of contributions towards its registered capital at any time on or after 10 December 2009 less (ii) the aggregate outstanding principal amount of any Permitted Loan(s) made by the Borrower to the Sponsor (in calculating such principal amount, such principal shall not include any capitalised interest), provided that if the Injection Amount (as calculated pursuant to the foregoing) is negative, it shall be deemed to be zero.

“Interest Expense” means, for any Ratio Period, the total interest expense of the Borrower for such Ratio Period (calculated without regard to any limitations on the payment thereof and including amortization of debt discount and deferred financing costs, capitalized interest, interest paid in kind, commitment fees, costs incurred in hedging or terminating any hedge of Indebtedness for Borrowed Money, and letter of credit fees) determined in accordance with the Accounting Principles plus, without duplication:

(a)                                       the cash contributions to any employee stock ownership plan or similar trust to the extent such contributions are used by such plan or trust to pay interest or fees to any person (other than Borrower) in connection with Indebtedness for Borrowed Money incurred by such plan or trust;

(b)                                      all interest payable with respect to discontinued operations;

(c)                                       all interest on any Indebtedness for Borrowed Money of any other person guaranteed by the Borrower,

but excluding interest expenses relating to (i) any marked-to-market derivative transactions entered into in respect of the Borrower’s payment obligations under the Facility and/or (ii) any option to purchase shares in the Borrower or similar rights issued by it.

“Maintenance Capital Expenditure” means, with respect to any person, for any Ratio Period, expenditure made in connection with the maintenance, replacement, substitution or restoration of existing property by such person, determined in accordance with the Accounting Principles, but excluding:

(a)                                       any expenditure to the extent financed from proceeds paid on account of the loss of or damage to the property being replaced or restored;

(b)                                      any expenditure to the extent financed from with awards of compensation arising from the taking by eminent domain or condemnation of the property being replaced;

(c)                                       (with regard to equipment that is purchased simultaneously with the trade-in of existing equipment, fixed assets or improvements) any expenditure to the extent financed from the credit granted by the seller of such equipment for the trade-in of such equipment, fixed assets or improvements; or

(d)                                      for the avoidance of doubt, any expenditure that is not of a maintenance nature but that increases the value of the property, plant or equipment as reflected in the balance sheet of such person.

“Net Cash” means, for any Ratio Period, the Borrower’s cash balance less (a) the Total Debt and (b) the Injection Amount (in each case) at the end of such Ratio Period.

“Net Income” means, for any Ratio Period, the net income (loss) of the Borrower determined in accordance with the Accounting Principles; provided, however, that there will not be included in such Net Income:

(a)                                      any net income (loss) of any person (other than the Borrower), except that:

(i)                                the Borrower’s equity (calculated by reference to the Borrower’s equity interest in such person) in the net income of any such person for such period will be included in such Net Income up to the aggregate amount of cash actually distributed by such person during such Ratio Period to the Borrower as a dividend or other distribution; and

(ii)                             the Borrower’s equity (calculated by reference to the Borrower’s equity interest in such person) in a net loss of any such person for such Ratio Period will be included in determining such Net Income to the extent such loss has been funded with cash from the Borrower;

(b)                                     any net income (loss) of any person acquired by the Borrower in a pooling of interests transaction for any period prior to the date of such acquisition.

“Net Worth” means the stockholders’ equity of the Borrower, determined on in accordance with the Accounting Principles, but excluding (for the avoidance of doubt):

(a)                                      all minority interests; and

(b)                                     all writeups in the book value of any asset owned by the Borrower since the first Utilisation Date.

“Total Debt” means total Financial Indebtedness of the Borrower as of the last day of any Ratio Period, determined in accordance with Accounting Principles, excluding, for the avoidance of doubt, any trade indebtedness incurred in the ordinary course of business.

“Total Debt Service” means, for any Ratio Period, the sum of:

(a)                                      Total Debt at the end of such Ratio Period; and

(b)                                     Interest Expense for such Ratio Period.

20.2                 Financial condition

Each Obligor party hereto shall ensure that:

(a)                                       in respect of each Ratio Period ending on or after the date of this Agreement:

(i)                                the ratio of Total Debt as at the end of such Ratio Period to EBITDA for such Ratio period shall not exceed the ratio set out beside such Ratio Period in the table below:

Ratio Period ending	Ratio
0n 31 March 2010	2.2 : 1
On 30 September 2010	2.0 : 1
After 30 September 2010	1.2 : 1

(ii)                             the ratio of Total Debt to Net Worth as at the end of such Ratio Period shall not exceed the ratio set out beside such Ratio Period in the table below:

Ratio Period ending	Ratio
On 31 March 2010 and 30 September 2010	0.8 : 1
On 31 March 2011 and 30 September 2011	0.6 : 1
After 30 September 2011	0.6 : 1

(iii)                          the ratio of Cash Flow Before Debt Service to Total Debt Service for such Ratio Period shall not be less than the ratio set out beside such Ratio Period in the table below:

Ratio Period ending	Ratio
On 31 March 2010	0.5 : 1
On 30 September 2010	0.7 : 1
On 31 March 2011	1.0 : 1
On 30 September 2011	1.3 : 1
After 30 September 2011	1.6 : 1

(iv)                         the ratio of EBIT to Interest Expense for such Ratio Period shall not be less than the ratio set out beside such Ratio Period in the table below:

Ratio Period ending	Ratio
On 31 March 2010	12.0 :
On 30 September 2010	8.0 : 1
On 31 March 2011	12.0 : 1
On 30 September 2011	12.0 : 1
After 30 September 2011	8.0 : 1

and

(b)                                      in respect of each Ratio Period ending on or after 30 September 2011, the ratio of Capital Expenditure for the 6-month period ending on the last day of such Ratio Period to Net Cash as at the end of the immediately preceding Ratio Period shall not exceed 0.75 : 1.

20.3                 Financial testing

(a)                                       The financial covenants set out in Clause 20.2 (Financial condition) shall be calculated in accordance with the Accounting Principles and tested by reference to each of the financial statements delivered pursuant to Clause 19.1 (Financial statements) and/or each Compliance Certificate delivered pursuant to Clause 19.2 (Compliance Certificate).

(b)                                      For the purposes of this Clause 20, to the extent not otherwise expressly defined in this Agreement, each of the accounting terms used in the definitions in Clause 20.1 (Financial definitions) and the related definitions in Clause 1.1 (Definitions) shall be construed in accordance with the Accounting Principles.

20.4                 Capital Expenditure

(a)                                       Without prejudice to paragraph (b), each Obligor party hereto shall ensure that:

(i)                                neither Cayman Co, Holdco or Parentco shall incur any Capital Expenditure; and

(ii)                             the aggregate Capital Expenditure incurred by any and all members of the Group (other than Cayman Co, Holdco and Parentco) during any Financial Year shall not exceed (or the equivalent thereof in US$ shall not exceed) US$1,000,000, provided that in calculating such Capital Expenditure incurred by any and all members of the Group under this paragraph (a)(ii), the following Capital Expenditure shall be excluded:

(A)                    any Project Capital Expenditure;

(B)                      any Capital Expenditure incurred on or prior to 31 December 2010 and approved under the applicable Approved Capex Budget, up to an aggregate amount of RMB 25,000,000 (or its equivalent);

 and

(C)                      any Capital Expenditure incurred after 31 December 2010 and approved under the applicable Approved Capex Budget.

(b)                                      Each Obligor party hereto shall ensure that no member of the Group shall incur any Capital Expenditure:

(i)                                that is funded from any amount in any of the accounts in paragraph 1(a) of Schedule 6 (Bank Accounts), except pursuant to the Approved Capex Budget or, as the case may be, the Approved Project Capex Schedule; or

(ii)                             that is funded from any amount in any of its accounts (other than the accounts in paragraph 1(a) of Schedule 6 (Bank Accounts)) or any other source, except pursuant to (A) the Approved Capex Budget or, as the case may be, the Approved Project Capex Schedule or (B) paragraph (a)(ii) above.

21.                       GENERAL UNDERTAKINGS

The undertakings in this Clause 21 shall remain in force from the date of this Agreement for so long as any amount is outstanding under any Finance Document or any commitment represented by any Commitment in respect of any Tranche of any Lender is in force or any Lender Accession Memorandum may be delivered in accordance with Clause 4.1 (Accession).

21.1                 Authorisations

(a)                                       Each Obligor party hereto shall promptly:

(i)                                obtain, comply with and do all that is necessary to maintain in full force and effect; and

(ii)                             supply certified copies to the Facility Agent of,

any Authorisation required under any law or regulation of its jurisdiction of incorporation and/or the jurisdiction of the governing law of any Transaction Finance Document to which it is a party to enable it to perform its obligations under the Transaction Finance Documents to which it is a party and/or to ensure the legality, validity, enforceability or admissibility in evidence in its jurisdiction of incorporation and/or the jurisdiction of the governing law of any Transaction Finance Document to which it is a party.

(b)                                      Without prejudice to paragraph (a), each Obligor party hereto shall, and shall ensure that each of its Subsidiaries will, obtain, comply with and do all that is necessary to maintain in full force and effect, all material Authorisations that are required from time to time in respect of its business, operations and/or assets.

(c)                                       Each Obligor party hereto shall ensure that the Perfection Requirements are promptly complied with in each case by the earlier of (i) the date when such Perfection Requirements are required to be complied with under any or all of the

Transaction Finance Documents) or (B) the date when such Perfection Requirements are required to be complied with under applicable law or regulations).

21.2                 Compliance with laws

Each Obligor party hereto shall, and shall procure that each of its Subsidiaries will, comply in all respects with all laws to which it may be subject, if failure so to comply would or could reasonably be expected to have a Material Adverse Effect.

21.3                 Negative pledge

No Obligor party hereto shall, and each Obligor party hereto shall procure that none of its Subsidiaries will, create or permit to subsist any Security and/or Quasi-Security over any of its assets (including without limitation the MD Patent), except for:

(a)                                       any lien arising by operation of law and in the ordinary course of trading and securing amounts not more than 60 days overdue;

(b)                                      any netting or set-off arrangement entered into by any member of the Group in the ordinary course of its banking arrangements for the purpose of netting debit and credit balances of members of the Group, provided that (i) such arrangement does not permit credit balances of any Obligor to be netted or set off against debit balances of any other member of the Group or any other person, (ii) such arrangement does not give rise to other Security over the assets of any Obligor in support of any of the liabilities of any other member of the Group or any other person and (iii) such arrangement is waived by the applicable counterparty thereto to the extent required under any Security Document;

(c)                                       any Quasi-Security constituted under:

(i)                                the Equipment Leasing Contracts (on the terms subsisting as at the date of this Agreement and notified to the Facility Agent prior to the date of this Agreement) over the applicable MD related equipment (excluding any LHD Unit) that is the subject of the Equipment Leasing Contracts; and/or

(ii)                             the Capital Leasing Contract (on the terms subsisting as at the date of this Agreement and notified to the Facility Agent prior to the date of this Agreement) over certain office equipment that is the subject of the Capital Leasing Contract; and/or

(d)                                      any Security created under or evidenced by any Security Document

(paragraphs (a) to (d) being “Permitted Security”).

21.4                 Disposals

No Obligor party hereto shall, and each Obligor party hereto shall procure that none of its Subsidiaries will, enter into a single transaction or a series of transactions (whether related or not) and whether voluntary or involuntary to sell, lease, transfer or otherwise dispose of any asset, except for:

(a)                                       any sale or disposal of trading stock or cash made by any member of the Group in the ordinary course of trading of the disposing entity on arm’s length terms;

(b)                                      any disposal of cash which (i) constitutes the payment of a Permitted Restricted Payment, (ii) constitutes the payment for Capital Expenditure made on arm’s length terms and in accordance with Clause 20.4 (Capital Expenditure) or (iii) is required pursuant to the terms of the Transaction Finance Documents;

(c)                                       any sale or disposal of any asset (other than any Equity Interest, any other share or equity interest and/or any business or any part thereof) in exchange for other assets comparable or superior as to type, value or quality on arm’s length terms;

(d)                                      any sale or disposal of obsolete or redundant vehicles, plant and equipment for Cash on arm’s length terms;

(e)                                       any disposal constituted by the creation of any Permitted Security;  and/or

(f)                                         any sale, lease, licence, transfer or other disposal of any asset by a member of the Group on arm’s length commercial terms at any time during any Financial Year of the Borrower, where:

(i)                                the higher of the book value of and consideration receivable (or, to the extent not in cash, the monetary value thereof) in respect of such asset does not exceed (or the equivalent thereof in US$ does not exceed) US$1,000,000; and

(ii)                             the higher of the book value of and consideration receivable (or, to the extent not in cash, the monetary value thereof) in respect of such asset, when aggregated with the higher (in each case) of the book value and consideration receivable (or, to the extent not in cash, the monetary value thereof) in respect of any and all assets the subject of any or all other sales, leases, licences, transfers and/or disposals by any or all members of the Group during such Financial Year (excluding any sale, lease, licence, transfer or other disposal falling within any of paragraphs (a) to (e) above), does not exceed (or the equivalent thereof in US$ does not exceed) US$5,000,000; and/or provided that none of the assets the subject of any or all of paragraphs (a) to (d) and/or (f) above may include any Equity Interest in any member of the Group or any Obligor.

21.5                 Merger

No Obligor party hereto shall, and each Obligor party hereto shall procure that none of its Subsidiaries will, enter into or effect any amalgamation, demerger, merger or corporate reconstruction other than any Permitted Reorganisation.

21.6                 Change of business

Each Obligor party hereto shall procure that no material change is made to the general nature or scope of its business, or of the Group taken as a whole, from that carried on at the date of this Agreement.

21.7                 Environmental Compliance

Each Obligor party hereto shall, and shall ensure that each of its Subsidiaries will:

(a)                                       comply with all Environmental Law in all material respects;

(b)                                      obtain, maintain and ensure compliance with any and all Environmental Permits in all material respects;

(c)                                       comply in all material respects with all other covenants, conditions, restrictions and/or agreements directly or indirectly concerned with any contamination, pollution or waste or the release or discharge of any toxic or hazardous substance in connection with any real property which is or was at any time owned, leased or occupied by any member of the Group or on which any member of the Group has conducted any activity; and

(d)                                      take all reasonable steps in anticipation of know or expected future changes to or obligations under any Environmental Law or Environmental Permit, where failure to do so would, or could reasonably be expected to, have a Material Adverse Effect.

21.8                 Environmental Claims

Each Obligor party hereto shall inform the Facility Agent in writing as soon as reasonably practicable upon becoming aware of the same:

(a)                                       if any Environmental Claim has been commenced or (to the best of such Obligor’s knowledge and belief) is threatened or pending against any member of the Group; or

(b)                                      of any facts or circumstances which would or are reasonably likely to result in any Environmental Claim being commenced or threatened against any member of the Group, where such Environmental Claim would be reasonably likely, if determined against that member of the Group, to have a Material Adverse Effect.

21.9                 Ranking of obligations

(a)                                       Each Obligor party hereto shall ensure that at all times its payment obligations under the Transaction Finance Documents will rank at least pari passu with the claims of all its other unsecured and unsubordinated creditors, except for obligations mandatorily preferred by law applying to companies generally.

(b)                                      Without prejudice to paragraph (a), each Obligor party hereto shall ensure that any and all Transaction Security expressed to be created by it under any or all of the Security Documents enjoys the priority which such Transaction Security is expressed to have.

21.10            Insurance

(a)                                      Each Obligor party hereto shall, and shall procure that each of its Subsidiaries will, maintain insurance on and in relation to its business and assets with reputable underwriters or insurance companies against those risks and to the extent as is usual for companies carrying on the same or substantially similar business in the location(s) where such Obligor carries on business and/or where any of its assets are located, except for:

(i)                       any insurance referred to in paragraph 5(i) of Schedule 2 (Conditions Precedent for initial Utilisation) which, to the extent that such insurance is available on reasonable commercial terms, will be maintained with effect from no later than the delivery of the first Utilisation Request); and

(ii)                    any insurance referred to in paragraph (ii) below.

(b)                                     The Borrower shall purchase, as soon as reasonably practicable after the customs clearance (in the PRC) of each of the Upcoming LHD Units and the Financed LHD Units, physical loss and damage, all risks and machinery breakdown insurance on such LHD Unit (for full reinstatement value thereof) (to the extent that such insurance is available on reasonable commercial terms), and shall thereafter maintain such insurance with respect to such LHD Unit.  The Borrower shall promptly upon purchasing, effecting or renewing any such insurance deliver copies of the applicable insurance documentation to the Facility Agreement demonstrating such purchase, effect or renewal.

21.11            Taxation

Each Obligor party hereto shall, and shall procure that each of its Subsidiaries will, duly and punctually pay and discharge all Taxes imposed upon it or its assets within the time period allowed without incurring penalties (save in each case to the extent that (a) payment of such Taxes is being contested in good faith, (b) it has maintained adequate reserves for those Taxes and (c) payment can be lawfully withheld).

21.12            Preservation of existence and assets

Each Obligor party hereto shall, and shall procure that each of its Subsidiaries will:

(a)                                       maintain and preserve its corporate existence and not change its jurisdiction of establishment or incorporation;

(b)                                      maintain and preserve in good working order (ordinary wear and tear excepted) all of the assets necessary to the conduct of its business from time to time; and

(c)                                       ensure that it has the power to own its assets and carry on its business from time to time being conducted.

21.13            Maintenance of books and records, visitation

Each Obligor party hereto shall, and shall procure that each of its Subsidiaries will:

(a)                                       maintain books and records (with respect to itself and its business) in good order;

(b)                                      ensure that, if a Default is continuing or any Finance Party suspects that a Default may be continuing, the representatives, agents and/or advisers of any or all of the Finance Parties shall be allowed to have access to the assets, books, records and premises of such Obligor or, as the case may be, such Subsidiary and to inspect the same during normal business hours (at the expense of such Obligor) upon reasonable notice; and

(c)                                       ensure that its officers shall, upon reasonable notice, be available to discuss in good faith its affairs with the Finance Parties and their respective representatives, agents and/or advisers.

21.14            Restricted payments

No Obligor party hereto shall, and each Obligor party hereto shall procure that none of its Subsidiaries will, make, or agree to make, any Restricted Payment except for:

(a)                                      any Restricted Payment constituted by the declaration and/or payment of dividends in cash at any time by Cayman Co to its shareholders, during any Financial Year of Cayman Co, provided that:

(i)                        no Default is continuing (whether immediately prior to or after such Restricted Payment) or would result from the making of such declaration and payment; and

(ii)                     Cayman Co has available distributable profits for the declaration and payment of such dividends, and has available cash to fund the payment of such dividends;

(b)                                     any Restricted Payment constituted by the declaration and/or payment of dividends in cash at any time by Holdco to its shareholders, during any Financial Year of Holdco, provided that:

(iii)                  no Default is continuing (whether immediately prior to or after such Restricted Payment) or would result from the making of such declaration and payment; and

(iv)                 Holdco has available distributable profits for the declaration and payment of such dividends, and has available cash to fund the payment of such dividends;

(c)                                      any Restricted Payment constituted by the declaration and/or payment of dividends in cash at any time by Parentco to Holdco, during any Financial Year of Parentco, provided that:

(i)                        no Default is continuing (whether immediately prior to or after such Restricted Payment) or would result from the making of such declaration and payment;

(ii)                     each of the Obligors party hereto is in compliance with the financial covenants under Clause 20.2 (Financial condition) in respect of the then most recently completed Ratio Period;

(iii)                  Parentco has available distributable profits for the declaration and payment of such dividends, and has available cash to fund the payment of such dividends; and

(iv)                 the aggregate of any and all such dividends declared and/or paid during any Financial Year of Parentco does not exceed (or the equivalent thereof in the applicable currency does not exceed):

(1)                    in the case of the Financial Year of Parentco ending in 2010 or 2011) 10% of the shareholders’ equity of the Borrower (as determined in accordance with the Accounting Principles and set out in the financial statements of the Borrower relating to its immediately preceding Financial Year delivered under paragraph (a) of Clause 19.1 (Financial statements)) as at the end of the immediately preceding Financial Year of the Borrower; or

(2)                    (in the case of any financial year of Parentco ending in or after 2012) 15% of the shareholders’ equity of the Borrower (as determined in accordance with the Accounting Principles and set out in the financial statements of the Borrower relating to its immediately preceding Financial Year delivered under paragraph (a) of Clause 19.1 (Financial statements)) as at the end of the immediately preceding Financial Year of the Borrower;

(d)                                     any Restricted Payment constituted by the declaration and/or payment of any dividends in cash by a member of the Group established within the PRC to Parentco;

(e)                                      (without prejudice to Clause 22.18 (Restricted Payment)) any payment to any Secured Party under any Transaction Document;

(f)                                        any Restricted Payment constituted by any contribution by Parentco towards the registered capital of the Borrower, provided that:

(i)                        such contribution is made prior to the date of the first Utilisation Request under this Agreement; and

(ii)                     such contribution is entirely funded out of the proceeds of any Permitted Sponsor Subordinated Debt made available by the Sponsor to Parentco; and

(iii)                  all of Parentco’s interest in such registered capital is pledged pursuant to the Equity Pledge over Borrower,

(such contribution being a “Permitted Equity Injection”);

(g)                                     any Restricted Payment constituted by the making by the Borrower of any loan or advance to the Sponsor, provided that (i) such loan or advance is made entirely out of the proceeds of any Permitted Equity Injection (which Permitted Equity Injection made at any time on or after 10 December 2009) and (ii) the aggregate amount of such loan or advance does not exceed the proceeds of such Permitted Equity Injection so received by the Borrower (such loan or advance falling within this paragraph (g) being a “Permitted Loan”); and/or

(h)                                     any Restricted Payment constituted by the repayment, settlement or discharge by Parentco of any Permitted Sponsor Subordinated Debt provided that (i) the aggregate amount of Permitted Loan(s) shall have been (immediately prior to and in contemplation of such Restricted Payment) reduced by an amount equal to the amount of such Restricted Payment and (ii) to the extent that such Restricted Payment is effected through the payment of cash, such reduction in the amount of Permitted Loan(s) is also effected through the payment of cash by the Sponsor to the Borrower.

(paragraphs (a) to (h) being “Permitted Restricted Payments”).

21.15            Loans and guarantees

No Obligor party hereto shall, and each Obligor party hereto shall procure that none of its Subsidiaries will:

(a)                                       make any loan or provide any form of credit or financial accommodation to, or be a creditor of any Financial Indebtedness owing by, any other person; or

(b)                                      give or issue, or allow to be subsisting, any guarantee, indemnity or bond to or for the benefit of any person or voluntarily assume any liability (whether actual or contingent) of any other person, except for:

(i)                                          (in the case of making available of any Financial Indebtedness) any Permitted Trade Credit or any Permitted Loan; or

(ii)                                       (in the case of the giving or issuance of any guarantee or indemnity) any guarantee or indemnity under (A) any Transaction Finance Document and/or (B) any Transaction Warrant Document provided that no amendment has been made to any Transaction Warrant Document (from the form approved by the Arranger prior to the delivery of the first Utilisation Request hereunder) that has the effect of increasing the aggregate amount that may become payable or owing under the Transaction Warrant Documents (except with the prior written consent of the Majority Lenders).

21.16            Financial Indebtedness

No Obligor party hereto shall, and each Obligor party hereto shall procure that none of its Subsidiaries will, incur or allow to remain outstanding any Financial Indebtedness other than:

(a)                                      any Financial Indebtedness arising from time to time under any of the Finance Documents;

(b)                                     any Financial Indebtedness of Cayman Co or any member of the Group (incorporated outside the PRC) arising from time to time under any of the Transaction Warrant Documents, provided that no amendment has been made to any Transaction Warrant Document (from the form approved by the Arranger prior to the delivery of the first Utilisation Request hereunder) that has the effect of increasing the aggregate amount that may become payable or owing under the Transaction Warrant Documents (except with the prior written consent of the Majority Lenders);

(c)                                      any Financial Indebtedness of the Borrower under any Treasury Transaction entered into by the Borrower with a Swap Counterparty for the purpose of hedging the Borrower’s exposure to fluctuations in interest rates and/or currency exchange rates (including without limitation any such exposure in connection with the Facility) and not for any speculative purpose;

(d)                                     any Financial Indebtedness of the Borrower under any Equipment Leasing Contract and/or the Capital Leasing Contract (in each case on the terms subsisting as at the date of this Agreement and notified to the Facility Agent prior to the date of this Agreement), provided that the aggregate outstanding principal and/or capital amount of each such Financial Indebtedness is not increased after the date of this Agreement; and/or

(e)                                      any  Financial Indebtedness owed by Parentco to the Sponsor, provided that:

(i)                        such Financial Indebtedness is constituted by a loan made by Parentco on or after 15 December 2009 but prior to the date of the first Utilisation Request under this Agreement, and all of the proceeds of such loan are contributed by Parentco towards the registered capital of the Borrower prior to the date of the first Utilisation Request under this Agreement; and

(ii)                     all of Parentco’s obligations under and in respect of such Financial Indebtedness are (at all times with effect from the date of the first Utilisation under this Agreement) subordinated to the Secured Obligations pursuant to a Subordination Deed between the Sponsor, Parentco and the Security Agent,

(any Financial Indebtedness falling within this paragraph (e)) being “Permitted Sponsor Subordinated Debt”),

(any Financial Indebtedness falling within any of paragraphs (a) to (e) being “Permitted Financial Indebtedness”).

21.17            Acquisitions

No Obligor party hereto shall, and each Obligor party hereto shall procure that none of its Subsidiaries will:

(a)                                       acquire any shares, securities or interests in any company, corporation or legal entity or any business or undertaking or any part thereof (or, in each case, any interest in any of the foregoing);

(b)                                      incorporate or establish any company, corporation or legal entity; or

(c)                                       enter into, invest in or acquire (or agree to acquire) any shares, stocks, securities or other interest in any Joint Venture,

(in each case) except (i) where the prior written consent of the Facility Agent (acting on the instructions of the Majority Lenders) has been obtained (for the avoidance of doubt, the Lenders shall consider any request for such consent in good faith); (ii) (in the case of any acquisition of equity interest by Parentco in the Borrower) for any Permitted Equity Injection; or (iii) the acquisition of 100% of the issued shares of and equity interests in Holdco by Cayman Co as an integral part of the Relevant Permitted Reorganisation.

21.18            Arm’s length basis

(a)                                       Except as permitted by paragraph (b) below, no Obligor party hereto shall, and each Obligor party hereto shall procure that none of its Subsidiaries will, enter into any transaction with any Related Person except on no worse than arm’s length terms and for full market value.

(b)                                      Paragraph (a) does not restrict any Permitted Restricted Payment.

21.19            Share capital

(a)                                       Each Obligor party hereto shall procure that no member of the Group shall make any Equity Issuance, except for:

(i)                        the issuance of any shares by Cayman Co to any person (including without limitation any of the Existing Shareholders), where:

(1)                    no Default or Exit Event would arise as a result of such issuance;

(2)                    all of such shares are paid for in full in cash upon issue and by their terms are not redeemable;

(3)                    not less than 30% of the total issued share capital of Cayman Co (on a fully diluted basis but excluding any shares to be issued by Cayman Co in any share offering as part of a Qualifying IPO) are subject to Transaction Security immediately prior to and after such issuance; and/or

(4)                    the provisions of Clause 8.4 (Mandatory prepayment upon Equity Issuance) are complied with in respect of such issuance;

(ii)                     the issuance of any shares by Cayman Co to the Existing Shareholders as an integral part of the Relevant Permitted Reorganisation; and

(iii)                  any Permitted Equity Injection.

(b)                                      Each Obligor party hereto shall procure that no other member of the Group shall at any time enter into or be party to any agreement or arrangement (other than any Finance Document) that would restrict its ability or the ability of any Subsidiary of any of the Obligors to declare or pay dividends or distributions to its shareholders or the holders of its registered capital.

(c)                                       No Obligor party hereto shall, and each Obligor shall ensure that none of its Subsidiaries will, without prior written consent of the Facility Agent (acting on the instructions of the Majority Lenders), amend, vary or supplement in any material respect, or waive any of its material rights and/or remedies under, or terminate, rescind, supersede or cancel, any of the constitutional documents (including without limitation articles of association) of any member of the Group, or agree to any of the foregoing, except for:

(i)                        an amendment to the constitutional documents of Cayman Co which amendment (1) is necessary for the purpose of a Qualifying IPO and (2) could not reasonably be expected to have an adverse effect on the interests of any or all of the Secured Parties under any or all of the Transaction Documents; and

(ii)                     an amendment to the constitutional documents of the Borrower which amendment (1) is necessary for (and solely for the purpose of reflecting) an increase in the registered capital of the Borrower that is contemplated or permitted under this Agreement and (2) could not reasonably be expected to have an adverse effect on the interests of any or all of the Secured Parties under any or all of the Transaction Documents.

21.20            Material Contracts

(a)                                       Each Obligor party hereto shall, and shall procure that any member of the Group that is party to any Material Contract shall:

(i)                                comply in all material respects with the provisions of the Material Contracts to which it is a party;

(ii)                             take all reasonable and practical steps to preserve and enforce its rights and remedies under or in connection with, and pursue any claims under, any or all of the Material Contracts;

(iii)                          inform the Facility Agent (promptly upon becoming aware of the same) of any default under or breach of or non-compliance with the terms of any Material Contract by any party thereto (including without limitation any breach of warranty thereunder), which default or breach could reasonably be expected to have a Material Adverse Effect; and

(iv)                         not, without the prior written consent of the Facility Agent:

(A)                   make or agree to any amendment or variation of or supplement to any provision of any Material Contract (other than any LHD Contract or MD Contract which is not a Material Sales Contract) except (1) (in respect of any Material Sales Contract) as permitted under paragraphs (b), (c) and (d); (2) (in respect of the LHD Exclusivity Agreement only) as contemplated by paragraph (b)(i) of Clause 21.21 (Intellectual Property) or (3) (in respect of any other Material Contract) any amendment or variation which is not materially adverse to the interest of any member of the Group and does not conflict with any provision of any Transaction Finance Document;

(B)                     terminate, rescind, supersede, cancel or agree to terminate, rescind, supersede or cancel any Material Contract (other than any LHD Contract or MD Contract which is not a Material Sales Contract) except (1) (in respect of any Material Sales Contract) any termination of any LHD Contract or MD Contract which is immediately upon such termination replaced by an LHD Contract (as the case may be) MD Contract as permitted under paragraphs (b), (c) and (d) or (2) any termination of any Material Contract falling within paragraphs (f), (i), (j), (k) or (n) of the definition thereof which is not materially adverse to the interest of any member of the Group and does not conflict with any provision of any Transaction Finance Document;

(C)                     grant or agree to any waiver of any of its material rights or remedies under or in connection with any Material Contract;

(D)                     give any consent (which could reasonably be expected to be materially adverse to the interests of any member of the Group or any Transaction Finance Party) under any Material Contract; or

(E)                      assign, transfer, novate or otherwise dispose of any or all of its rights and/or obligations under any Material Contract, except for any assignment or disposal constituted by the creation of Transaction Security over such rights.

(b)                                      At any time after the Initial Utilisation Date but prior to the LHD Relevant Time, any of the Current LHD Contracts and the Upcoming LHD Contracts (“Pre-change LHD Contract”) may be amended or replaced by another LHD Contract provided that:

(i)                       such LHD Contract so amended or such replacement LHD Contract (as the case may be) shall have no less favourable terms than such Pre-change LHD Contract (prior to such amendment or replacement, and without giving effect to any expiry, lapse or termination of such Pre-change LHD Contract) in terms of unit price per metre drilled;

(ii)                    the tenor of such LHD Contract so amended or such replacement LHD Contract (as the case may be) shall have a tenor not shorter than such

Pre-change LHD Contract (prior to such amendment or replacement, and without giving effect to any expiry, lapse or termination of such Pre-change LHD Contract);

(iii)                 the provisions of Clause 21.30 (LHD customers) are complied with (after such amendment or replacement); and

(iv)                such amendment or replacement is not materially adverse to the interests of any member of the Group and does not conflict with any provision of any Transaction Finance Document.

(c)                                       At any time after the LHD Relevant Time, any of the LHD Contracts which is a Material Sales Contract (“Subject LHD Contract”) may be amended or replaced provided that the following conditions are met and shall be maintained after such amendment or replacement:

(i)                       the requirements of paragraph (h) are complied with;

(ii)                    the provisions of Clause 21.30 (LHD customers) are complied with (after such amendment or replacement); and

(iii)                 such amendment or replacement is not materially adverse to the interests of any member of the Group and does not conflict with any provision of any Transaction Finance Document.

(d)                                      At any time after the Initial Utilisation Date, any of the MD Contracts which is a Material Sales Contract (“Subject MD Contract”) may be amended or replaced by another MD Contract provided that:

(i)                       the tenor of such Subject MD Contract so amended or the replacement MD Contract which replaces such Subject MD Contract (as the case may be) shall have a tenor not shorter than 3 years; and

(ii)                    such amendment or replacement is not materially adverse to the interests of any member of the Group and does not conflict with any provision of any Transaction Finance Document.

(e)                                       Nothing in paragraphs (b), (c) and (d) permits any Obligor party hereto or any member of the Group to terminate, rescind, supersede, cancel or agree to terminate, rescind, supersede or cancel any LHD Contract or MD Contract (which is a Material Sales Contract) unless such LHD Contract or MD Contract (as the case may be) is immediately replaced by an LHD Contract or(as the case may be) MD Contract that is permitted under paragraphs (b), (c) and (d).

(f)                                         Upon:

(i)                               replacement of any Current LHD Contract, any Upcoming LHD Contract or any Financed LHD Contract by any LHD Contract(s) (the “Replacement LHD Contract(s)”) pursuant to paragraphs (b) or (c), any reference in any Finance Document to such Current LHD Contract, Upcoming LHD Contract or Financed LHD Contract (as the case may

be) shall be deemed to include a reference to such Replacement LHD Contract; and

(ii)                            replacement of any Current MD Contract by any MD Contract(s) (the “Replacement MD Contract(s)”) pursuant to paragraph (d), any reference in any Finance Document to such Current MD Contract shall be deemed to include a reference to such Replacement MD Contract.

(g)                                      Without prejudice to the foregoing, the Borrower shall:

(i)                               upon entering into any LHD Contract or MD Contract or any amendment, modification or supplement thereof or thereto, or granting any waiver of any provision of any LHD Contract or MD Contract, promptly (and in any event within 3 Business Days) notify the Facility Agent of the same together with copies and details of such LHD Contract, MD Contract, amendment, modification, supplement or waiver; and

(ii)                            promptly (and in any event within 3 Business Days) notify the Facility Agent of any termination or expiry of any LHD Contract or MD Contract including notification as to whether such LHD Contract or MD Contract is being replaced by Replacement LHD Contract(s) or Replacement MD Contract(s) (as the case may be).

(h)                                      The Borrower shall ensure that, at all times with effect from the LHD Relevant Time, there are at least 10 subsisting LHD Contracts (providing for the use and deployment of at least 10 LHD Units, including the Current LHD Units, the Upcoming LHD Units and the Financed LHD Units), and:

(i)                       at least 5 of such LHD Contracts (providing for the use and deployment of at least 5 LHD Units) comply at all times with the LHD Contract Requirements; and

(ii)                    at least 2 of such LHD Contracts (providing for the use and deployment of at least 2 LHD Units) (other than the LHD Contracts referred to in paragraph (h)(i) above) comply at all times with the following:

(A)                such LHD Contracts (taken as a whole) are no less favourable to the Borrower than the terms of the Current LHD Contracts (as subsisting as the date of the first Utilisation Request) in terms of unit price per metre drilled; and

(B)                  the term of each such LHD Contract is not shorter than the term of the Current LHD Contract (as subsisting as the date of the first Utilisation Request) with the longer tenor (ignoring for such purpose any early termination of the term of any Current LHD Contract).

(i)                                          The Borrower shall ensure that:

(i)                       at all times on or after the delivery of the first Utilisation Request under this Agreement, the subsisting Current LHD Contracts and Upcoming LHD Contracts (including without limitation any Replacement LHD Contracts relating thereto) provide for the use and deployment of at least 4 LHD Units (comprising the Existing LHD Units and the Upcoming LHD Units);

(ii)                    at all times on or after the time when the third instalment (or, if earlier, the final instalment) of the purchase consideration payable by the Borrower under the Financed LHD Acquisition Agreement is paid, the subsisting Financed LHD Contracts (including without limitation any Replacement LHD Contracts relating thereto) provide for the use or deployment of at least 6 Financed LHD Units; and

(iii)                 at all times on or after the delivery of the first Utilisation Request under this Agreement, there are at least 3 subsisting Current MD Contracts (including any subsisting Replacement MD Contracts relating thereto).

(j)                                          Without prejudice to the foregoing, the Borrower shall ensure that none of the LHD Contracts or MD Contracts shall contain any restriction against the creation of any Transaction Security over rights and remedies under and/or in respect of such LHD Contract or MD Contract (including without limitation any receivables thereunder).

(k)                                       The Borrower shall ensure that the MD Supply Contract shall be on terms that the counterparty of the Borrower under the MD Supply Contract may not supply MD solutions (or any other products or services using or involving the MD Patent) to any person other than the Borrower).

21.21            Intellectual Property

Each Obligor party hereto shall (and each Obligor party hereto shall procure that each of its Subsidiaries will):

(a)                                       preserve and maintain the subsistence and validity of any and all Intellectual Property that is material for its business and/or activities (including, without limitation, with respect to any Intellectual Property that is not owned by it, ensuring that it has valid licences of such Intellectual Property);

(b)                                      without prejudice to paragraph (a):

(i)                               by no later than the delivery of the first Utilisation Request, the Borrower shall revise the LHD Exclusivity Agreement in form and substance satisfactory to the Lenders; and

(ii)                            not assign, transfer, licence or create or to subsist any Security and/or Quasi-Security over or otherwise dispose of the MD Patent (other than any disposal constituted by the licensing arrangements contemplated under the MD Licensing Agreement); and

(c)                                       in respect of any Intellectual Property that is owned by any member of the

Group or in which any member of the Group is beneficially interested:

(i)                               use reasonable endeavours to prevent any infringement in any material respect of such Intellectual Property;

(ii)                            make registrations and pay all registration fees and taxes necessary to maintain such Intellectual Property in full force and effect and record its interest in such Intellectual Property;

(iii)                         not use or permit such Intellectual Property to be used in a way or take any step or omit to take any step in respect of such Intellectual Property which may materially and adversely affect the existence or value of such Intellectual Property or imperil the right of any member of the Group to use such Intellectual Property; and

(iv)                        not discontinue the use of such Intellectual Property.

21.22            Pensions

Each Obligor party hereto shall ensure that all pension schemes operated by or maintained for the benefit of any or all members of the Group and/or any or all of their respective employees are fully funded based on reasonable actuarial assumptions and recommendations and are operated and maintained in accordance with the requirements of applicable laws.

21.23            DSRA

The Borrower shall ensure that:

(a)                                       with effect from the date falling 3 Business Days after the Initial Utilisation Date to the last day of the first Interest Period for the first Loan, the aggregate amount standing to the credit of the Onshore USD Project Account shall not at any time be less than the DSRA Amount at such time (provided that such amount may be withdrawn on the last day of such first Interest Period in accordance with Schedule 6 (Bank Accounts) for application towards payment of interest that is due and payable under the Finance Documents on the last day of such first Interest Period); and

(b)                                      with effect from the last day of the first Interest Period for the first Loan, the aggregate amount standing to the credit of the DSRA shall not at any time be less than the RMB equivalent of the DSRA Amount at such time (calculated using the DSRA Determination Exchange Rate as at the latest date of determination by the Facility Agent pursuant to paragraph (b) or (c) of Clause 9.4 (Notification of rates of interest and DSRA Amount)).

21.24            Bank accounts

Each Obligor party hereto shall comply with, and shall ensure that each account of any member of the Group shall be operated in accordance with, Schedule 6 (Bank Accounts).

21.25            Holding company

(a)                                       Each Obligor party hereto shall ensure that none of Cayman Co, Holdco or Parentco shall trade, carry on any business, own any assets or incur any indebtedness, liabilities or commitments (whether actual or contingent) except for:

(i)                                the provision of administrative services (excluding treasury services) to members of the Group (in which it holds any shares or interests) of a type customarily provided by a holding company to its Subsidiaries;

(ii)                             ownership of shares and/or equity interests in members of the Group and/or ownership of Cash;

(iii)                          the incurrence of liabilities that arise in the ordinary course of acting as a Holding Company of shares in other members of the Group;

(iv)                         the incurrence of liabilities under the Transaction Finance Documents to which it is a party;

(v)                            the incurrence of liabilities under the Transaction Warrant Documents to which it is a party, provided that no amendment has been made to any Transaction Warrant Document (from the form approved by the Arranger prior to the delivery of the first Utilisation Request hereunder) that has the effect of increasing the aggregate amount that may become payable or owing under the Transaction Warrant Documents (except with the prior written consent of the Majority Lenders); and/or

(vi)                         (in the case of Parentco) the incurrence of any Permitted Sponsor Subordinated Debt.

(b)                                      Without prejudice paragraph (a):

(i)                               the Borrower shall not hold any Equity Interest in any person;

(ii)                             Parentco shall not  hold or own any Equity Interest in any person other than equity interests in the Borrower, and shall not hold or own any assets other than assets subject to Transaction Security;

(iii)                          Holdco shall not hold or own any Equity Interest in any person directly other than shares in Parentco; and

(iv)                         Cayman Co shall not hold or own any Equity Interest in any person directly other than shares in Holdco,

except as a result of a Permitted Reorganisation.

21.26            No restrictions

Each Obligor party hereto shall ensure that there shall not be any restriction in any document to which it is party  or any document or obligation binding on it or any of its assets, on its performance of its obligations under the Finance Documents.

21.27            Budgets

(a)                                       No later than 10 Business Days prior to the commencement of each successive half yearly period following the Initial Budget Period, the Borrower shall submit to the Facility Agent (in sufficient copies for the Finance Parties, if the Facility Agent so requires) for approval:

(i)                                a draft schedule showing Operating Expenditure of the Borrower for each month during such half yearly period.  Such draft schedule shall be in such form and contain such information as equivalent to that of the Approved Opex Budget for the Initial Budget Period.  Such draft schedule, if approved by the Facility Agent (acting on the instructions of the Majority Lenders), shall constitute the Approved Opex Budget for such first-mentioned half yearly period; and

(ii)                             a draft schedule showing Capital Expenditure (other than Project Capital Expenditure) of the Borrower for each month during such half yearly period.  Such draft schedule shall be in such form and contain such information as equivalent to that of the Approved Capex Budget for the Initial Budget Period.  Such draft schedule, if approved by the Facility Agent (acting on the instructions of the Majority Lenders), shall constitute the Approved Capex Budget for such first-mentioned half yearly period.

(b)                                      Any amendment of any Approved Opex Budget, the Approved Capex Budget or the Approved Project Capex Schedule shall require the prior written consent of the Facility Agent (acting on the instructions of the Majority Lenders).

21.28            Conditions subsequent

Each Obligor party hereto shall ensure that the requirements set out in Schedule 13 (Conditions subsequent) are complied with and that, on or prior to the expiry of the prescribed time limit set out in each paragraph under Schedule 13 (Conditions subsequent), the documents and evidence set out in each paragraph shall have been delivered to the Facility Agent (or in the case of any document or evidence set out in paragraphs 2, 3, 4, 5 and 6 of Schedule 13 (Conditions subsequent), the Arranger), each in form and substance satisfactory to the Facility Agent (or the Arranger, as the case may be), and each action or step specified in that paragraph shall have been taken and completed.

21.29            LHD Vendor

The Borrower shall not purchase or agree to purchase any LHD Units other than from the LHD Vendor, unless with the prior written consent of the Facility Agent (acting on the instructions of the Majority Lenders).

21.30            LHD customers

Upon and at all times after the signing of the memorandums of understanding in respect of the 6 Financed LHD Contracts referred to in paragraph 5(e) of Schedule 2 (Conditions

Precedent for initial Utilisation), the Borrower shall ensure that there are subsisting LHD Contracts pursuant to which the Borrower provides LHD services to at least 5 different customers each of which customers complies with the following:

(a)                                       such customer is not a Subsidiary or Holding Company of any other such customer; and

(b)                                      management decisions of such customer are made independently of management decisions of any other such customer.

22.                        EVENTS OF DEFAULT

Each of the events or circumstances set out in Clause 22.1 (Non-payment) to Clause 22.22 (Material adverse change) is an Event of Default.

22.1                  Non-payment

An Obligor does not pay on the due date any amount pursuant to a Transaction Document, at the place at and in the currency in which it is expressed to be payable unless:

(a)                                       such failure to pay is caused by administrative or technical error; and

(b)                                      payment is made within 7 Business Days of its due date.

22.2                  Specific covenants

Any requirement or condition set out in Clause 20 (Financial covenants), Clause 21.23 (DSRA) or Clause 21.28 (Conditions subsequent) is not satisfied at any time.

22.3                  Other obligations

(a)                                       An Obligor does not comply with any provision of the Transaction Documents (other than those referred to in Clause 22.1 (Non-payment) and Clause 22.2 (Specific covenants)).

(b)                                      No Event of Default under paragraph (a) above will occur in respect of any failure by any Obligor to comply with any Transaction Document, if such failure to comply is capable of remedy and is remedied within 20 Business Days of the earlier of (i) the Facility Agent giving notice to the Borrower or such Obligor or (ii) the Borrower or such Obligor becoming aware of such failure to comply.

22.4                  Misrepresentation

Any representation or statement made or deemed to be made by any Obligor in any or all of the Transaction Documents, or any other document delivered by or on behalf of any Obligor under or in connection with any Transaction Document, is or proves to have been incorrect or misleading in any material respect when made or deemed to be made.

22.5                  Cross default

Any:

(a)                                       Financial Indebtedness of any member of the Group is not paid when due nor within any originally applicable grace period;

(b)                                      Financial Indebtedness of any member of the Group is declared to be or otherwise becomes due and payable prior to its specified maturity as a result of an event of default (however described, and after the expiry of any originally applicable grace period);

(c)                                       commitment for any Financial Indebtedness of any member of the Group is cancelled or suspended by a creditor of any member of the Group as a result of an event of default (however described, and after the expiry of any originally applicable grace period); or

(d)                                      creditor of any member of the Group becomes entitled to declare any Financial Indebtedness of any member of the Group due and payable prior to its specified maturity as a result of an event of default (however described), provided that no Event of Default will occur under this Clause 22.5 if the aggregate amount of any and all Financial Indebtedness and/or commitment for Financial Indebtedness of any or all members of the Group falling within paragraphs (a) to (d) above is less than (or the equivalent thereof in US$ is less than) US$1,000,000 (such aggregate being the aggregate for any and all members of the Group).

22.6                  Insolvency

(a)                                       Any member of the Group is unable or admits inability to pay its debts as they fall due, suspends making payments on any of its debts or, by reason of actual or anticipated financial difficulties, commences negotiations with one or more of its creditors with a view to rescheduling any of its indebtedness;

(b)                                      the fair value of the assets of any member of the Group is less than its liabilities (taking into account contingent and prospective liabilities); or

(c)                                       a moratorium is declared in respect of any indebtedness of any member of the Group.

22.7                  Insolvency proceedings

Any corporate action, legal proceedings or other procedure or step is taken in relation to:

(a)                                       the suspension of payments, a moratorium of any indebtedness, winding-up, dissolution, administration or reorganisation (by way of voluntary arrangement, scheme of arrangement or otherwise) of any member of the Group;

(b)                                      a composition, compromise, assignment or arrangement with any creditor of any member of the Group;

(c)                                       the appointment of a liquidator, receiver, administrative receiver, administrator, compulsory or interim manager or other similar officer in respect of any member of the Group or any of the assets of any member of the Group; or

(d)                                      enforcement of any Security over any assets of any member of the Group,

or any analogous procedure or step is taken in any jurisdiction.

22.8                  Creditors’ process

Any expropriation, attachment, sequestration, distress or execution affects any asset or assets of any member of the Group having an aggregate book value of at least US$1,000,000 (or its equivalent in any other currency or currencies) (such aggregate being the aggregate for any and all members of the Group).

22.9                  Failure to comply with final judgments

Any member of the Group fails to comply with or pay any sum due from it under any final judgment or order made or given by any court of competent jurisdiction, except that in the case of a failure to pay, such failure shall not constitute an Event of Default under this Clause 22.9 if the aggregate amount failed to be paid by any or all members of the Group under any one or more such judgments or orders is less than (or the equivalent thereof in US$ is less than) US$1,000,000.

22.10            Unlawfulness or ineffective security

(a)                                       It is or becomes unlawful for an Obligor to perform any of its obligations under the Transaction Documents or any of them;

(b)                                      any Transaction Security created or expressed to be created or evidenced by any or all of the Security Documents is not or ceases to be effective, or does not or ceases to have the priority which it is expressed to have;

(c)                                       at any time after completion of the Relevant Permitted Reorganisation, the Equity Interests in Holdco subject to Transaction Security do not or cease to constitute 100% of the Equity Interests in the Holdco;

(d)                                      the Equity Interests in Parentco subject to Transaction Security do not or cease to constitute 100% of the Equity Interests in Parentco;

(e)                                       the Equity Interests in the Borrower subject to Transaction Security do not or cease to constitute 100% of the Equity Interests in the Borrower; or

(f)                                         the shares and equity interests in Cayman Co subject to Transaction Security do not or cease to constitute at least 30% of the shares and equity interests in Cayman Co (on a fully diluted basis but excluding any shares to be issued by Cayman Co in any share offering as part of a Qualifying IPO).

22.11            Repudiation, unenforceability and amendments etc

(a)                                       An Obligor repudiates a Finance Document or Transaction Warrant Document or evidences an intention to repudiate a Finance Document or Transaction Warrant Document or any of the Transaction Security or evidences an intention to repudiate or rescind or any Finance Document or Transaction Warrant Document or any Transaction Security;

(b)                                      any Finance Document or Transaction Warrant Document ceases to be in full force and effect or is terminated, rescinded, superseded or cancelled, or becomes avoidable at the instance of any person (except, in each case, with the prior written consent of the Facility Agent), or any obligation expressed to be assumed by any Obligor under any Finance Document or any Transaction Warrant Document to which it is a party is not or ceases to be legal, valid, binding or enforceable; or

(c)                                       any provision of any of the constitutional documents of any member of the Group or any Transaction Warrant Document is amended, varied or supplemented in any material respect except (i) with the prior written consent of the Facility Agent and/or (ii) (in the case of any Transaction Warrant Document) amendments that are not materially adverse to the interests of the Lenders and that do not increase any amount payable thereunder.

22.12            Sponsor Non-compete Undertaking

The Sponsor does not or fails to comply with any provision of the Sponsor Non-compete Undertaking.

22.13            Governmental intervention or debt moratorium or control

(a)                                       By or under the authority of any government or any authority, department, agency or instrumentality thereof:

(i)                               the management of any member of the Group is wholly or partially displaced or the authority of any member of the Group in the conduct of its business is wholly or partially curtailed; or

(ii)                            all or a majority of the issued shares or registered capital of or equity interest in any member of the Group or the whole or any part (the book value of which is 10 per cent. or more of the book value of the whole) of the revenues or assets of any member of the Group is seized, nationalised, expropriated or compulsorily acquired;

(b)                                      any moratorium or similar suspension of payment is declared in respect of any indebtedness of the PRC or any governmental authority, agency, department, court, central bank, ministry or instrumentality thereof; or

(c)                                       any law or regulation is imposed, enacted or put in effect, or any action is taken by any government (or any department, authority or instrumentality thereof) in the PRC having jurisdiction over the Borrower, in each case after the date of this Agreement which imposes any further foreign exchange control or other restriction which would, or would reasonably be expected to, have the effect of prohibiting, preventing or materially delaying the remittance of any amount by the Borrower to any Transaction Finance Party in US dollars.

22.14            Cessation of business, shut-down or abandonment

(a)                                       Any member of the Group ceases to carry on or suspends all or a substantial part of its business, provided that (in the case of suspension) such suspension shall not constitute an Event of Default under this paragraph (a) if such suspension (i) is solely caused by events beyond the control of members of the Group, (ii) is for a period of not longer than 30 days (in aggregate) and (iii) could not reasonably be expected to have a Material Adverse Effect;

(b)                                      any member of the Group abandons the operation of its assets, business or facilities (or a substantial part thereof) for a period of not less than 30 days;

(c)                                       the operation of the assets, business or facilities of any member of the Group (or a substantial part thereof) is shut down or substantially disrupted for a period of not less than 30 days;

(d)                                      any total loss or destruction occurs with respect to the assets, business or facilities of any member of the Group (or a substantial part thereof);

(e)                                       any material Authorisation required with respect to any of the assets, business or operations of any member of the Group is not obtained (when required) or is revoked or cease to be in full force and effect (unless simultaneously replaced by an equivalent Authorisation); or

(f)                                         any dispute occurs or arises in relation to any of such Authorisations which is not resolved within a period of 30 days and which could reasonably be expected to have a Material Adverse Effect.

22.15            Ownership

At any time and except as a result of any Permitted Reorganisation or the Relevant Permitted Reorganisation:

(a)                                       on or after the date of this Agreement, Parentco does not or ceases to directly legally and beneficially own 100% of the registered capital (of each class) of and equity interests in the Borrower, free from Security (other than Transaction Security);

(b)                                      on or after the date of this Agreement, Holdco does not or ceases to directly legally and beneficially own 100% of the shares (of each class) of and equity interests in Parentco, free from Security (other than Transaction Security);

(c)                                       on or after the date of this Agreement but prior to the completion of the Relevant Permitted Reorganisation, Premium Sino does not or ceases to legally and beneficially own directly 90% of the shares (of each class) of and equity interests in Holdco, free from Security (other than Transaction Security, if any) or does not or ceases to have management control over Holdco;

(d)                                      upon or after the completion of the Relevant Permitted Reorganisation, Cayman Co does not or ceases to directly legally and beneficially own 100% of the shares (of each class) of and equity interests in Holdco, free from Security (other than Transaction Security);

(e)                                       upon or after the completion of the Relevant Permitted Reorganisation but prior to the occurrence of a Qualifying IPO, Premium Sino does not or cease to legally and beneficially own directly 90% of the shares (of each class) of and equity interests in Cayman Co, free from Security (other than Transaction Security, if any) or does not or ceases to have management control over Cayman Co; or

(f)                                         on or after the date of this Agreement, the Sponsor does not or ceases to legally and beneficially own, directly or indirectly, 100% of the shares (of each class) of and equity interests in Premium Sino, free from Security (other than Transaction Security, if any).

22.16            Deficiency in cashflow

In respect of any Calculation Period, the aggregate cashflow of the Borrower deposited into the Onshore Controlled Account during such Calculation Period is less than 60% of the aggregate amount of the projected cash inflow of the Borrower for such Calculation Period as set out in the Base Case Model.

22.17            LHD Vendor Joint Account

At any time on or after the establishment of the LHD Vendor Joint Account, the Borrower is not or ceases to be one of the signatories to the LHD Vendor Joint Account whose consent and written instructions are required to authorise any withdrawal from the LHD Vendor Joint Account.

22.18            Restricted Payment

(a)                                       any member of the Group makes any Restricted Payment, other than:

(i)                               any Permitted Restricted Payment falling within paragraph (a), (b) or (c) of Clause 21.14 (Restricted payments); or

(ii)                            any payment to any Transaction Finance Party under any Transaction Finance Document; or

(b)                                      any Transaction Warrant Holder (or any person acting on its behalf) demands payment from any member of the Group pursuant to any guarantee given by such member of the Group in respect of the obligations of Premium Sino under any Transaction Warrant Document.

22.19            Material litigation

Any investigation, litigation, arbitration or administrative proceedings of or before any court, arbitral body or agency which would be reasonably likely to be adversely determined against a member of the Group and which, if adversely determined against any member of the Group, could reasonably be expected to have a Material Adverse Effect have been commenced, or are pending, against, any member of the Group.

22.20            Audit qualification

The auditors of the Borrower qualify any of the annual financial statements of the Borrower in any material manner.

22.21            Tax residence

Premium Sino is deemed to be PRC resident for PRC tax purposes.

22.22            Material adverse change

Any event or circumstance occurs which has a Material Adverse Effect.

22.23            Acceleration

Upon or at any time after the occurrence of an Event of Default which is continuing, the Facility Agent may, and shall if so directed by the Majority Lenders, by notice to the Borrower:

(a)                                       cancel the Total Commitments whereupon the Total Commitments and each of the Commitments of each of the Lenders for each Tranche shall immediately be cancelled and reduced to zero;

(b)                                      declare that all or part of the Loans, together with accrued interest and all other amounts accrued or outstanding under the Finance Documents be immediately due and payable, whereupon they shall become immediately due and payable;

(c)                                       declare that all or any part of the Loans be payable on demand, whereupon it shall immediately become payable (together with accrued interest and all other amounts accrued or outstanding under the Finance Documents) on demand by the Facility Agent acting on the instructions of the Majority Lenders; and/or

(d)                                      exercise or direct the Security Agent to exercise any or all of its rights, remedies, powers or discretions under the Finance Documents.

SECTION 9

CHANGES TO PARTIES

23.                        CHANGES TO THE LENDERS

23.1                  Assignments and transfers by the Lenders

Subject to this Clause 23, a Lender (the “Existing Lender”) may:

(a)                                       assign any of its right under this Agreement; or

(b)                                      transfer by novation any of its rights and/or obligations under this Agreement,

to another bank or financial institution or to a trust, fund or other entity which is regularly engaged in or established for the purpose of making, purchasing or investing in loans, securities or other financial assets (the “New Lender”).

23.2                  Conditions of assignment or transfer

(a)                                       The consent of the Borrower is hereby given (and no further consent of the Borrower shall be required) for any assignment or transfer by an Existing Lender of any of its rights and/or obligations under this Agreement. The Borrower shall do any act and/or execute any document as the Facility Agent may reasonably require to effect such assignment or transfer under PRC law and record (to the extent required under PRC law) such assignment or transfer in all relevant Authorisations regarding the Facility and the Transaction Security and/or with all applicable authorities.

(b)                                      An assignment by an Existing Lender to a New Lender will only be effective upon receipt by the Facility Agent of written confirmation from the New Lender (in form and substance satisfactory to the Facility Agent) that the New Lender will assume the same obligations to the other Finance Parties as it would have been under if it was originally party hereto as a Lender.  The Existing Lender shall give the Borrower notice of any assignment of any of its rights under this Agreement upon or after such assignment.

(c)                                       A transfer by the Existing Lender to the New Lender will only be effective if the procedure set out in Clause 23.5 (Procedure for transfer) is complied with in respect of such transfer.

(d)                                      The Existing Lender shall, simultaneously with the assignment or transfer by it of rights and/or obligations under this Agreement to the New Lender, assign to the New Lender a proportionate share of the rights held by it (in its capacity as Lender) under or in connection with each of the other Finance Documents.

(e)                                       Any assignment or transfer by the Existing Lender of any or all of its rights and/or obligations under this Agreement to the New Lender shall be made on the basis that such Existing Lender:

(i)                               assigns or transfers the same proportionate share of its participation in each Loan under a Tranche to such New Lender; and

(ii)                            transfers the same proportionate share (which proportionate share shall, for the avoidance of doubt, be the same as the proportionate share referred to in paragraph (e)(i) above) of its Commitment (if any) for such Tranche to such New Lender.

(f)                                         Any assignment or transfer by the Existing Lender of any or all of its rights and/or obligations under this Agreement to the New Lender shall not be effective unless the New Lender agrees that it shall be liable to each of the Transaction Agents under Clause 25.18 (Lenders’ indemnity to the Transaction Agents) for any cost, loss or liability incurred by such Transaction Agent in acting as such under the Finance Documents whether prior to (to the extent that such Transaction Agent has not been indemnified by such Existing Lender), on or after the Transfer Date.

(g)                                      A Lender shall not be obliged to assign or transfer any or all of its rights and/or obligations as a Transaction Warrant Holder or a Swap Counterparty or transfer any of its Transaction Warrants together with or in connection with any assignment or transfer of any or all of its rights and/or obligations in its capacity as Lender under this Agreement or vice versa.

23.3                  Assignment or transfer fee

The New Lender shall, on the date upon which the relevant assignment or transfer by the Existing Lender to the New Lender takes effect, pay to the Facility Agent (for its own account) a fee of US$1,500.

23.4                  Limitation of responsibility of Existing Lenders

(a)                                       Unless expressly agreed to the contrary, neither the Existing Lender nor any other Finance Party makes any representation or warranty or assumes any responsibility to the New Lender for:

(i)                               the legality, validity, effectiveness, adequacy or enforceability of the Transaction Documents or any other documents;

(ii)                            the financial condition of any Obligor or any Affiliate thereof;

(iii)                         the performance and observance by any Obligor of its obligations under any of the Transaction Documents or any other documents; or

(iv)                        the accuracy of any statements (whether written or oral) made in or in connection with any Transaction Document or any other document,

and any representations or warranties implied by law are excluded.

(b)                                      The New Lender confirms to the Existing Lender and the other Finance Parties that it:

(i)                               has made (and shall continue to make) its own independent investigation and assessment of the financial condition and affairs of the Obligors and their related entities in connection with its participation in this

Agreement and/or the other Transaction Documents and has not relied exclusively on any information provided to it by the Existing Lender in connection with any Transaction Document; and

(ii)                            will continue to make its own independent appraisal of the creditworthiness of the Obligors and their related entities whilst any amount is or may be outstanding under the Transaction Documents or any commitment represented by any Commitment of any Lender is in force.

(c)                                       Nothing in any Transaction Document obliges the Existing Lender to:

(i)                               accept a re-assignment or re-transfer from the New Lender of any of the rights and obligations assigned or transferred under this Clause 23; or

(ii)                            support any losses directly or indirectly incurred by the New Lender by reason of the non-performance by any Obligor of its obligations under the Transaction Documents or otherwise.

23.5                  Procedure for transfer

(a)                                       Subject to the conditions set out in Clause 23.2 (Conditions of assignment or transfer) a transfer by the Existing Lender of any or all of its rights and obligations under this Agreement is effected on the Transfer Date in accordance with paragraph (b) below.  The Facility Agent shall, as soon as reasonably practicable after receipt by it of a duly completed Transfer Certificate appearing on its face to comply with the terms of this Agreement and delivered in accordance with the terms of this Agreement, execute that Transfer Certificate, provided that the Facility Agent shall not be under any obligation to execute any Transfer Certificate at any time prior to the expiry of 3 Business Days (or any shorter period as the Facility Agent may agree) after its receipt of such Transfer Certificate and until completion of any “Know your customers” checks in accordance with Clause 19.7 (“Know your customer” checks).

(b)                                      On the Transfer Date:

(i)                               to the extent that in the Transfer Certificate the Existing Lender seeks to transfer by novation its rights and obligations under this Agreement each of the Obligors party hereto and the Existing Lender shall be released from further obligations towards one another under this Agreement and their respective rights against one another under this Agreement shall be cancelled (being the “Discharged Rights and Obligations”);

(ii)                            each of the Obligors party hereto and the New Lender shall assume obligations towards one another and/or acquire rights against one another under this Agreement which differ from the Discharged Rights and Obligations only insofar as that Obligor and the New Lender have assumed and/or acquired the same in place of that Obligor and the Existing Lender;

(iii)                         the Transaction Agents, the Arranger, the New Lender and the other Lenders shall acquire the same rights and assume the same obligations between themselves as they would have acquired and assumed had the New Lender been originally party hereto as a Lender with the rights and/or obligations acquired or assumed by it as a result of the transfer (the subject of such Transfer Certificate) and to that extent the Transaction Agents, the Arranger and the Existing Lender shall each be released from further obligations to each other under this Agreement; and

(iv)                        the New Lender shall become a Party as a “Lender”.

23.6                  Notification to the Borrower

The Facility Agent shall, as soon as reasonably practicable after it has executed a Transfer Certificate, send to the Borrower a copy of that Transfer Certificate.

23.7                  Change of name

If a Lender changes its name, then it shall, at its own cost and within 7 Business Days, provide the Facility Agent with an original or certified true copy of a legal opinion issued by the legal advisers to such Lender in the jurisdiction where such Lender is incorporated addressed to the Facility Agent (for and on behalf of the Finance Parties), which is in form and substance satisfactory to the Facility Agent, confirming that (a) such Lender has changed its name; (b) the new name of such Lender; (c) the date from which such change has taken effect; and (d) such Lender’s obligations under the Finance Documents remain legal, valid, binding and enforceable on such Lender after its change of name.  If such Lender fails to provide the Facility Agent with such legal opinion, it shall, upon the request of the Facility Agent, sign and deliver to the Facility Agent a Transfer Certificate in respect of the transfer of its rights and obligations under this Agreement to the entity with such new name.

23.8                  Re-organisation

If a Lender becomes subject to a re-organisation, such Lender shall, at its own costs and within 7 Business Days after the effective date of such re-organisation, deliver to the Facility Agent an original or certified true copy of legal opinions, each in form and substance satisfactory to the Facility Agent, addressed to the Facility Agent (for and on behalf of the Finance Parties) and issued by legal advisers to such Lender in each of the jurisdictions (a) where such Lender is incorporated; (b) where such Lender’s Facility Office is located, and (c) the law of which governs the Finance Documents such that all such legal opinions taken together provide the Facility Agent with confirmation that such Lender’s obligations under the Finance Documents remain legal, valid, binding and enforceable on the surviving entity of such re-organisation after the re-organisation.  If such Lender fails to provide the Facility Agent with such legal opinions, it shall, upon the request of the Facility Agent, sign and deliver to the Facility Agent a Transfer Certificate in respect of the transfer of its rights and obligations under this Agreement to the surviving entity of such re-organisation.

23.9                  Disclosure of information

Each Finance Party may disclose to any of its Affiliates and any other person:

(a)                                       to (or through) whom that Finance Party assigns or transfers (or may potentially assign or transfer) all or any of its rights and obligations under any Transaction Document;

(b)                                      with (or through) whom that Finance Party enters into (or may potentially enter into) any sub-participation in relation to, or any other transaction under which payments are to be made by reference to, any Transaction Document or any Obligor;

(c)                                       who acquires or is proposing to acquire any interest in, or enters into or is proposing to enter into any merger, amalgamation or other similar arrangement with, that Finance Party;

(d)                                      who is a professional adviser of such Finance Party or any of such Finance Party’s Affiliates;

(e)                                       who is a Secured Party;

(f)                                         who is an employee or officer of such Finance Party (where such disclosure is reasonably required for the performance of the duties or functions of such employee or officer);

(g)                                      who is such Finance Party’s agent, contractor or third party service provider who is under a duty of confidentiality to such Finance Party;

(h)                                      to whom, and to the extent that, information is required to be disclosed by any applicable law or regulation or the rules or requirements of any applicable securities exchange or regulatory or self-regulatory body or authority; or

(i)                                          in any legal proceedings arising out of or in connection with any Transaction Document, or to the extent otherwise reasonably necessary in connection with any preservation or enforcement of any right or remedy under any Transaction Document or any Transaction Security, any information about any or all of the Obligors, the Group and/or their respective Affiliates and/or the Transaction Documents as that Finance Party shall consider appropriate provided that, in the case of paragraph (a), (b), (c) or (d) above, the person to whom the information is to be given has undertaken in writing that it shall keep such information confidential and that it may only disclose such information to another person on terms permitted under this Clause 23.9 (as if the first-mentioned person were a Finance Party).

24.                        CHANGES TO THE OBLIGORS

No Obligor party hereto may assign or transfer any or all of its rights or obligations under any or all of the Transaction Documents.

SECTION 10

THE FINANCE PARTIES

25.                        ROLE OF THE TRANSACTION AGENTS AND THE ARRANGER

25.1                  Appointment of the Calculation Agent

Each Finance Party (other than the Calculation Agent):

(a)                                       appoints the Calculation Agent to act as its agent under and in connection with the Finance Documents; and

(b)                                      authorises the Calculation Agent to exercise the rights, powers, authorities and discretions specifically given to the Calculation Agent under or in connection with the Finance Documents together with any other incidental rights, powers, authorities and discretions.

25.2                  Appointment of the Facility Agent

Each Finance Party (other than the Facility Agent):

(a)                                       appoints the Facility Agent to act as its agent under and in connection with the Finance Documents; and

(b)                                      authorises the Facility Agent to exercise the rights, powers, authorities and discretions specifically given to the Facility Agent under or in connection with the Finance Documents together with any other incidental rights, powers, authorities and discretions.

25.3                  Appointment of the Security Agent

(a)                                       Each Finance Party (other than the Security Agent) appoints the Security Agent to act as its security trustee under and in connection with the Finance Documents.

(b)                                      The Security Agent declares that it shall hold:

(i)                               any Transaction Security under any Offshore Security Document and all of its rights and benefits under any Offshore Security Document on trust for the Secured Parties; and

(ii)                            any Transaction Security under any Onshore Security Document and all of its rights and benefits under any Onshore Security Document on trust for the Transaction Finance Parties,

(in each case) on the terms contained in this Agreement and the Security Trust Deed.

(c)                                       Each Finance Party (other than the Security Agent) authorises the Security Agent to exercise the rights, powers, authorities and discretions specifically given to the Security Agent under or in connection with the Finance Documents together with any other incidental rights, powers, authorities and discretions.

25.4                  Duties of the Calculation Agent

(a)                                       The Calculation Agent’s duties under the Finance Documents are solely mechanical and administrative in nature.

(b)                                      Each Party agrees that the Calculation Agent shall have only those duties, obligations and responsibilities expressly specified in the Finance Documents to which the Calculation Agent is party (and no others shall be implied).

(c)                                       Except where a Finance Document specifically provides otherwise, the Calculation Agent is not obliged to review or check the adequacy, accuracy or completeness of any document it forwards to any party to any Finance Document or it relies on for the purposes of any calculation under any Finance Document.

25.5                  Duties of the Facility Agent

(a)                                       The Facility Agent shall promptly forward to a party to any Finance Document the original or a copy of any document which is delivered to the Facility Agent for that party by any other party to any Finance Document.

(b)                                      Except where a Finance Document specifically provides otherwise, the Facility Agent is not obliged to review or check the adequacy, accuracy or completeness of any document it forwards to any party to any Finance Document.

(c)                                       If the Facility Agent receives notice from any party to any Finance Document referring to a Finance Document, describing a Default and stating that the circumstance described is a Default, it shall promptly notify the other Finance Parties.

(d)                                      If the Facility Agent is aware of the non-payment of any principal, interest, commitment fee or other fee payable to a Finance Party (other than any Transaction Agent or an Arranger) under a Finance Document it shall promptly notify the other Finance Parties.

(e)                                       The Facility Agent’s duties under the Finance Documents are solely mechanical and administrative in nature.

(f)                                         Each Party agrees that the Facility Agent shall have only those duties, obligations and responsibilities expressly specified in the Finance Documents to which the Facility Agent is party (and no others shall be implied).

25.6                  Duties of the Security Agent

(a)                                       Without prejudice to paragraph (c) of Clause 30.3 (Delivery), the Security Agent shall promptly inform the Facility Agent of the contents of any notice or document or payment received by it (in its capacity as security agent) from any Obligor under any Finance Document.

(b)                                      Except where a Finance Document specifically provides otherwise, the Security Agent is not obliged to review or check the adequacy, accuracy or completeness of any document it forwards to the Facility Agent.

(c)                                       If the Security Agent receives notice from any party to any Finance Document referring to a Finance Document, describing a Default and stating that the circumstance described is a Default, it shall promptly notify the Facility Agent.

(d)                                      Each Party agrees that the Security Agent shall have only those duties, obligations and responsibilities expressly specified in the Finance Documents to which the Security Agent is party (and no others shall be implied).

25.7                  Role of the Arranger

(a)                                       Except as specifically provided in the Finance Documents, the Arranger has no obligations of any kind to any other Party under or in connection with any Transaction Document.

(b)                                      Without prejudice to the generality of the foregoing, the Arranger shall not have any responsibility to any Party for accepting or refusing to accept (at its discretion) any document or evidence for the purposes for satisfying any requirement under any Finance Document for such document or evidence to be delivered to the Arranger, and/or for such document or evidence to be satisfactory to the Arranger.

25.8                  No fiduciary duties

(a)                                       Nothing in this Agreement constitutes a Transaction Agent or an Arranger as a trustee or fiduciary of any other person (except, in the case of the Security Agent, to the extent expressly provided in Clause 25.3 (Appointment of the Security Agent) and the Security Trust Deed).

(b)                                      None of the Transaction Agents and the Arranger shall be bound to account to any other Finance Party for any sum or the profit element of any sum received by it for its own account.

25.9                  Business with the Group

Each of the Transaction Agents and the Arranger may render advisory and related services to, accept deposits from, lend money to and/or generally engage in any kind of banking or other business (together, the “Other Business”) with any Obligor or any Affiliate thereof and it is acknowledged and agreed that, without prejudice to the generality of the foregoing:

(a)                                       none of the Transaction Agents and the Arranger shall be obliged to disclose to any other Finance Party the existence of or details of any actual or proposed Other Business or any information or documentation relating thereto (including, without limitation, any and all non-public information); and

(b)                                      each of the Transaction Agents and the Arranger may possess material information not known to the other Finance Parties and none of the Transaction Agents and the Arranger shall have any liability with respect to any non-disclosure of such information, whether prior to, on or after the date of this

Agreement,

provided that none of paragraphs (a) and  (b) shall apply to information delivered or provided to any Transaction Agent or the Arranger in its capacity as such (without prejudice to Clause 25.7 (Role of the Arranger), Clause 25.15 (Responsibility for documentation) and/or Clause 25.22 (Credit appraisal by the Lenders)).

25.10            Rights and discretions of the Calculation Agent

(a)                                       The Calculation Agent may rely on:

(i)                               any representation, notice or document believed by it to be genuine, correct and appropriately authorised; and

(ii)                            any statement made by a director, authorised signatory or employee of any person regarding any matters which may reasonably be assumed to be within his knowledge or within his power to verify.

(b)                                      The Calculation Agent may engage, pay for and rely on the advice or services of any lawyers, accountants, surveyors or other experts.

(c)                                       The Calculation Agent may act in relation to the Finance Documents through its personnel and agents.

(d)                                      The Calculation Agent may disclose to any other party to any Finance Document any information it reasonably believes it has received as agent under any Finance Document.

(e)                                       Notwithstanding any other provision of any Finance Document to the contrary, the Calculation is not obliged to do or omit to do anything if it would or might in its reasonable opinion constitute a breach of any law or regulation or a breach of a fiduciary duty or duty of confidentiality.

(f)                                         The Calculation Agent shall be entitled to request instructions, or clarification of any direction, from the Majority Lenders as to whether, and in what manner, it should exercise or refrain from exercising any rights, powers and discretions and the Calculation Agent may refrain from acting unless and until those instructions or clarification are received by it.

25.11            Rights and discretions of the Facility Agent

(a)                                       The Facility Agent may rely on:

(i)                               any representation, notice or document believed by it to be genuine, correct and appropriately authorised; and

(ii)                            any statement made by a director, authorised signatory or employee of any person regarding any matters which may reasonably be assumed to be within his knowledge or within his power to verify.

(b)                                      The Facility Agent may assume (unless it has received notice to the contrary in its capacity as agent for the Finance Parties) that:

(i)          no Default has occurred (unless it has actual knowledge of a Default arising under Clause 22.1 (Non-payment) of this Agreement); and

(ii)         any right, power, authority or discretion vested in any party to any Finance Document or the Majority Lenders or the Majority Tranche Lenders (as defined in Clause 34.2 (Exceptions)) with respect to any Tranche has not been exercised.

(c)             The Facility Agent may engage, pay for and rely on the advice or services of any lawyers, accountants, surveyors or other experts.

(d)             The Facility Agent may act in relation to the Finance Documents through its personnel and agents.

(e)             The Facility Agent may disclose to any other party to any Finance Document any information it reasonably believes it has received as agent under any Finance Document.

(f)              Notwithstanding any other provision of any Finance Document to the contrary, neither the Facility Agent nor the Arranger is obliged to do or omit to do anything if it would or might in its reasonable opinion constitute a breach of any law or regulation or a breach of a fiduciary duty or duty of confidentiality.

(g)             The Facility Agent shall be entitled to request instructions, or clarification of any direction, from the Majority Lenders as to whether, and in what manner, it should exercise or refrain from exercising any rights, powers and discretions and the Facility Agent may refrain from acting unless and until those instructions or clarification are received by it.

25.12     Majority Lenders’ instructions

(a)             Unless a contrary indication appears in a Finance Document, the Facility Agent or, as the case may be, the Calculation Agent shall (i) exercise any right, power, authority or discretion vested in it as Facility Agent or, as the case may be, the Calculation Agent in accordance with any instructions given to it by the Majority Lenders (or, if so instructed by the Majority Lenders, refrain from exercising any right, power, authority or discretion vested in it as Facility Agent or, as the case may be, the Calculation Agent) and (ii) not be liable for any act (or omission) if it acts (or refrains from taking any action) in accordance with an instruction of the Majority Lenders.

(b)             Unless a contrary indication appears in a Finance Document, any instructions so given by the Majority Lenders will be binding on all of the Finance Parties.

(c)             The Facility Agent or, as the case may be, the Calculation Agent may refrain from acting in accordance with the instructions of the Majority Lenders (or, if appropriate, the Lenders or the applicable Lenders) until it has received such indemnity and/or security as it may require for any cost, loss or liability (together with any associated Indirect Tax) which it may incur in complying with such instructions.

(d)             In the absence of instructions from the Majority Lenders, (or, if appropriate, the Lenders or the applicable Lenders) the Facility Agent or, as the case may be, the Calculation Agent may (but shall not be obligated to) act (or refrain from taking action) as it considers to be in the best interest of the Lenders.

(e)             The Facility Agent or, as the case may be, the Calculation Agent is not authorised to act on behalf of and/or in the name of a Finance Party (without first obtaining that Finance Party’s prior written consent) in any legal or arbitration proceedings relating to any Finance Document, provided that nothing herein shall prejudice the ability of the Facility Agent or, as the case may be, the Calculation Agent to bring, defend or conduct any proceedings in its capacity as Facility Agent or, as the case may be, the Calculation Agent (in the name of the Facility Agent or, as the case may be, the Calculation Agent).

(f)              Notwithstanding any other provision of this Agreement, where a Lender gives instructions to the Facility Agent, the Calculation Agent or the Security Agent, it shall not be obliged to exercise its rights (as attributable to different parts of its Commitments in respect of any Tranche and/or its share of the Loans) in the same manner, and may (if it so elects) exercise such rights with respect to such parts in different manners, in which case such Lender shall be treated as more than one Lender each holding such part of such rights as may be specified by such Lender to the Facility Agent, the Calculation Agent or, as the case may be, the Security Agent at the time of the giving of such instructions.

25.13     Rights and discretions of the Security Agent

(a)             The Security Agent may rely on:

(i)          any representation, notice or document believed by it to be genuine, correct and appropriately authorised; and

(ii)         any statement made by a director, authorised signatory or employee of any person regarding any matters which may reasonably be assumed to be within his knowledge or within his power to verify.

(b)             The Security Agent may assume (unless it has received notice to the contrary from the Facility Agent) that:

(i)          no Default has occurred;

(ii)         any right, power, authority or discretion vested in any party to any Finance Document, the Majority Lenders or any other person has not been exercised; and

(iii)        (if it receives any instructions or directions from the Facility Agent to take any action in relation to any Transaction Security) all applicable conditions under the Finance Documents for taking that action have been satisfied.

(c)             The Security Agent may engage, pay for and rely on the advice or services of any lawyers, accountants, surveyors or other experts.

(d)             The Security Agent may act in relation to the Finance Documents through its personnel and agents.

(e)             The Security Agent may disclose to any other party to any Finance Document any information it reasonably believes it has received as security trustee under any Finance Document.

(f)              Notwithstanding any other provision of any Finance Document to the contrary, the Security Agent is not obliged to do or omit to do anything if it would or might in its reasonable opinion constitute a breach of any law or regulation or a breach of a fiduciary duty or duty of confidentiality.

25.14     Facility Agent’s instructions to the Security Agent

(a)             The Security Agent shall, unless a contrary indication appears in a Finance Document (including without limitation the Security Trust Deed), exercise any right, power, authority or discretion vested in it as Security Agent in accordance with any instructions given to it by the Facility Agent (or, if so instructed by the Facility Agent, refrain from exercising any right, power, authority or discretion vested in it as Security Agent) and shall be entitled to assume that (i) any instructions received by it from the Facility Agent are duly given by or on behalf of the Finance Parties in accordance with the terms of the Finance Documents and (ii) (unless it has received actual notice of revocation) any instructions or directions given by the Facility Agent have not been revoked.  Except as otherwise specified in the Security Trust Deed, the Security Agent shall not be obliged to act in accordance with the instructions given by any or all of the Secured Parties (other than the Facility Agent).

(b)             The Security Agent shall be entitled to request instructions, or clarification of any direction, from the Facility Agent as to whether, and in what manner, it should exercise or refrain from exercising any rights, powers and discretions and the Security Agent may refrain from acting unless and until those instructions or clarification are received by it.

(c)             The Security Agent shall be entitled to carry out all dealings with the Finance Parties through the Facility Agent and may give to the Facility Agent any notice or other communication required to be given by the Security Agent to any or all of the other Finance Parties.

(d)             The Security Agent may refrain from acting in accordance with the instructions of the Facility Agent until it has received such indemnity and/or security as it may require for any cost, loss or liability (together with any associated Indirect Tax) which it may incur in complying with such instructions.

(e)             In the absence of instructions from the Facility Agent and subject to the provisions of the Security Trust Deed, the Security Agent may (but shall not be obligated to) act (or refrain from taking action) as it considers to be in the best interest of the Lenders.

(f)              The Security Agent is not authorised to act on behalf of and/or in the name of a Finance Party (without first obtaining that Finance Party’s prior written consent) in any legal or arbitration proceedings relating to any Finance Document, provided that nothing herein shall prejudice the ability of the Security Agent to bring, defend or conduct any proceedings in its capacity as Security Agent (in the name of the Security Agent).

25.15     Responsibility for documentation

None of the Transaction Agents or the Arranger:

(a)             is responsible for the adequacy, accuracy and/or completeness of any information (whether oral or written) supplied by any Transaction Agent, the Arranger, any Obligor or any other person given in or in connection with any Transaction Document; or

(b)             is responsible for the legality, validity, effectiveness, adequacy or enforceability of any Transaction Document or any other agreement, arrangement or document entered into, made or executed in anticipation of or in connection with any Transaction Document.

25.16     Exclusion of liability

(a)             Without limiting paragraph (b) below, a Transaction Agent will not be liable for any action taken by it under or in connection with any Finance Document, unless directly caused by its gross negligence or wilful default.

(b)             No Party (other than a Transaction Agent) may take any proceedings against any officer, employee or agent of such Transaction Agent in respect of any claim it might have against such Transaction Agent or in respect of any act or omission of any kind by that officer, employee or agent in relation to any Finance Document and any officer, employee or agent of such Transaction Agent may rely on this Clause.

(c)             A Transaction Agent will not be liable for any delay (or any related consequences) in crediting an account with an amount required under any of the Finance Documents to be paid by such Transaction Agent if such Transaction Agent has taken all necessary steps as soon as reasonably practicable to comply with the regulations or operating procedures of any recognised clearing or settlement system used by such Transaction Agent for that purpose.

(d)             None of the Transaction Agents shall be responsible for making, or have any duty to make, any investigation in respect of or in any way be liable whatsoever for:

(i)          the nature, status, creditworthiness or solvency of any Obligor, any member of the Group or any other person;

(ii)         the execution, legality, validity, adequacy (including without limitation adequacy of security, if any, relating to), admissibility in evidence or enforceability of any Transaction Document or any other document entered into in connection therewith;

(iii)        the title, ownership, value, sufficiency or existence of any Charged Property;

(iv)        the registration, filing, protection or perfection of any Security Document or the priority of any Transaction Security;

(v)         the scope, adequacy, accuracy or completeness of any representations, warranties or statements made by or on behalf of, or any information (whether oral or written) supplied by or on behalf of, any Obligor or any other person under or in connection with any Transaction Document or any document entered into in connection therewith;

(vi)        the performance or observance by any Obligor or any other person with any provisions of any Transaction Document or in any document entered into in connection therewith or the fulfilment or satisfaction of any conditions contained therein or relating thereto or as to the existence or occurrence at any time of any default, event of default or similar event contained therein or any waiver or consent which has at any time been granted in relation to any of the foregoing;

(vii)       the existence, accuracy or sufficiency of any legal or other opinions, searches, reports, certificates, valuations or investigations delivered or obtained or required to be delivered or obtained at any time in connection with any Transaction Document;

(viii)      the title of any Obligor to any Charged Property;

(ix)         the compliance of the provisions and contents of and the manner and formalities applicable to the execution of any Transaction Document and any documents connected therewith, and/or compliance of any such provisions, contents, manner and/or formalities with any applicable laws or regulations;

(x)          the failure by any Obligor to obtain or comply with any Authorisation or other authority in connection with the origination, sale or purchase of any of the Charged Property or the failure to effect or procure registration of or to give notice to any person in relation to or otherwise protect the security created or purported to be created by or pursuant to any Transaction Security or other documents entered into in connection therewith;

(xi)         the failure to call for delivery of documents of title to or require any transfers, legal mortgages, charges or other further assurances in relation to any of the assets the subject matter of any of the Transaction Documents or any other document;

(xii)        any accounts subject to any Transaction Security or any other accounts,

books, records or files maintained by any Obligor, or any other person in respect of any of the Charged Property;

(xiii)      the accuracy of any calculation prepared by any Transaction Agent (except in the case of gross negligence or wilful default of such Transaction Agent); or

(xiv)      any other matter or thing relating to or in any way connected with any Transaction Security or any document entered into in connection therewith whether or not similar to the foregoing.

(e)             The obligations of the Calculation Agent, the Facility Agent and the Security Agent are several and not joint.

(f)              Each Transaction Agent shall be entitled to deal with moneys paid to it for the purposes of any Transaction Document in the same manner as other moneys paid to a banker by its customers and shall not be liable to account for any interest thereon.

(g)             No monies held by any Transaction Agent need be segregated except as may be required by law.

(h)             Notwithstanding any other term or provision of this Agreement to the contrary, no Transaction Agent shall be liable under any circumstances for special, punitive, indirect or consequential loss or damage of any kind whatsoever including but not limited to loss of profits, whether or not foreseeable, even if such Transaction Agent is actually aware of or has been advised of the likelihood of such loss or damage and regardless of whether the claim for such loss or damage is made in negligence, for breach of contract, breach of trust, breach of fiduciary obligation or otherwise. The provisions of this Clause 25.16 shall survive the termination or expiry of this Agreement or the resignation or removal of such Transaction Agent.

(i)              No Transaction Agent shall be under any obligation to monitor or supervise the functions of any other person under this Agreement or any other agreement or document relating to the transactions herein or therein contemplated and shall be entitled, in the absence of actual knowledge of a breach of obligation, to assume that each such person is properly performing and complying with its obligations.

(j)              Nothing in this Agreement shall oblige any Transaction Agent or the Arranger to carry out any “know your customer”, anti-money laundering or other checks in relation to any person on behalf of any Lender and each of the Lenders confirms to each of the Transaction Agents and the Arranger that it is solely responsible for any such checks it is required to carry out and that it may not rely on any such checks made by, or any statement in relation to such checks made by, any Transaction Agent or the Arranger.

25.17     Additional protection for the Security Agent in relation to Transaction Security

(a)             The Security Agent may accept without investigation, requisition or objection such right and title as any Obligor may have to any of the Charged Property and the other Security created in favour of the Security Agent (as trustee for any or all of the Secured Parties) by any Security Document and shall not be bound or concerned to examine or enquire into or be liable for any defect or failure in the right or title of any Obligor to all or any of the Charged Property whether such defect or failure was known to the Security Agent or might have been discovered upon examination or enquiry and whether capable of remedy or not.

(b)             The Security Agent shall not be liable for any failure, omission or defect in perfecting, protecting or further assuring any Transaction Security including (without prejudice to the generality of the foregoing) (i) any failure, omission or defect in registering or filing or procuring registration or filing of, or otherwise protecting or perfecting any Transaction Security or the priority thereof or the right or title of any person in or to the assets comprised in any Transaction Security by registering under any applicable registration laws in any applicable territory any notice or other entry prescribed by or pursuant to the provisions of any such laws and (ii) any failure or omission to require any further assurances in relation to any Transaction Security.

(c)             The Security Agent shall not be responsible for any unsuitability, inadequacy or unfitness of any Charged Property as security for any or all of the obligations under any or all of the Transaction Documents and shall not be obliged to make any investigation into, and shall be entitled to assume, the suitability, adequacy and fitness of any Charged Property as security for any or all of the obligations under any or all of the Transaction Documents.

(d)             The Security Agent shall not be responsible for investigating, monitoring or supervising the observance or performance by any person in respect of any Charged Property or otherwise.

(e)             The Security Agent shall not be responsible for any loss, damage, cost, charge, claim, demand, expense, judgment, action, proceeding or other liability (including, without limitation, in respect of Taxes) or any Indirect Taxes charged or chargeable in respect thereof (“Liability”) occasioned to any Transaction Security however caused, whether by an act or omission of any Obligor or any other person (including, without limitation, any bank, broker, depositary, warehouseman or other intermediary or any clearing system or operator thereof) acting in accordance with or contrary to the provisions of any of the Transaction Documents or otherwise and irrespective of whether any Transaction Security is held by or to the order of any of such persons, unless such Liability has been finally judicially determined to have resulted from the fraud, wilful default or gross negligence of the Security Agent.

(f)              Without prejudice to the obligations of the Obligors relating to insurance under the Finance Documents, the Security Agent shall not be under any obligation to insure any of the Transaction Security or any deeds or documents of title or other evidence in respect of any Transaction Security or to require any other person to maintain any such insurance or monitor the adequacy of any such insurance and shall not be responsible for any Liability which may be suffered as a result of the lack of or inadequacy of any such insurance.

(g)             The Security Agent shall not be responsible for any Liability occasioned by the operation (whether by any Obligor or otherwise) of any account subject to any Transaction Security whether by depreciation in value or by fluctuation in exchange rates or otherwise unless such Liability is attributable to the operation of such account by the Security Agent after the enforcement of Transaction Security over such account and has been finally judicially determined to have been occasioned by the fraud, wilful default or gross negligence of the Security Agent.

(h)             The Security Agent shall not be liable for any decline in the value nor any loss realised upon any sale or other disposition of any of the Charged Property made pursuant to any Finance Document.

(i)              The Security Agent shall have no responsibility whatsoever to any Obligor or any other Secured Party as regards any deficiency which might arise because the Security Agent is subject to any Tax in respect of all or any of the Charged Property, the income therefrom or the proceeds thereof.

(j)              The Security Agent shall not be obliged (whether or not directed by the Secured Parties) to perfect the legal title to any Transaction Security in its name or any of the related collateral security if, in its opinion, such perfection would or might result in the Security Agent becoming liable to or incurring any obligation to any Obligor under any Transaction Security or any of the related collateral security and/or in its opinion, there is or would be insufficient cash to discharge, in accordance with the provisions of the Transaction Documents, such liabilities or obligations as and when they arise.

(k)             The Security Agent shall not, nor shall any receiver appointed pursuant to any Finance Document or any attorney or agent of the Security Agent by reason of taking possession of the whole or any part of the Charged Property or any other reason whatsoever and whether as mortgagee in possession or on any other basis whatsoever, be liable to account for anything except actual receipts or be liable for any loss or damage arising from the realisation of the whole or any part of the Charged Property or any other property, assets, rights or undertakings of whatsoever nature whether or not owned by any Obligor or any other person or in which any Obligor or any other person has an interest, from any act, default or omission in relation to all or any of the Charged Property or any other property, assets, rights or undertakings of whatsoever nature whether or not owned by any Obligor or any other person or in which any Obligor or any other person has an interest or from any act, default or omission in relation to the whole or any part of the Charged Property or from any exercise or non-exercise by it of any right, remedy or power conferred upon it in relation to the whole or any part of the Charged Property or any other property, assets, rights or undertakings of whatsoever nature whether or not owned by any Obligor or any other person or in which any Obligor or any other person has an interest, by or pursuant to any

Finance Document or otherwise, unless such loss or damage is finally judicially determined to have been caused by its fraud, wilful default or gross negligence.

(l)              In the event of (i) a Default or (ii) the Security Agent considering it necessary or expedient or (iii) the Security Agent being requested by an Obligor or the Majority Lenders to undertake duties which the Security Agent and the Borrower agree to be of an exceptional nature and/or outside the scope of the normal duties of the Security Agent under the Finance Documents, the Borrower shall pay to the Security Agent any additional remuneration that may be agreed between them.

(m)            If the Security Agent and the Borrower fail to agree upon the nature of the duties or upon any additional remuneration, that dispute shall be determined by an investment bank (acting as an expert and not as an arbitrator) selected by the Security Agent and approved by the Borrower or, failing approval nominated (on the application of the Security Agent) by the President for the time being of the Law Society of Hong Kong (the costs of the nomination and of the investment bank being payable by the Borrower) and the determination of any investment bank shall be final and binding upon the parties to this Agreement.

25.18     Lenders’ indemnity to the Transaction Agents

Each Lender shall in the proportion borne by (a) (if no Loan is outstanding) the aggregate of its Commitment(s) (for any and all of the Tranches) to the Total Commitments or, if the Total Commitments are then zero, such proportion immediately prior to the reduction of the Total Commitments to zero) or (b) (if any Loan or any part thereof is outstanding) its share of the aggregate principal amount of the Loans to the aggregate principal amount of the Loans) indemnify each of the Transaction Agents, within three Business Days of demand, against any claims, damages, expenses (including, without limitation, legal fees and any applicable value added tax), cost, loss or liability incurred by such Transaction Agent (otherwise than by reason of such Transaction Agent’s gross negligence or wilful default) in acting as Transaction Agent under any or all of the Finance Documents (unless such Transaction Agent has been reimbursed by any Obligor pursuant to a Finance Document in respect of the same claims, damages, expenses (including, without limitation, legal fees and any applicable value added tax), cost, loss or liability).

25.19     Resignation of the Transaction Agents

(a)             A Transaction Agent may resign and appoint one of its Affiliates as successor by giving notice to the Lenders and the Borrower.

(b)             Alternatively a Transaction Agent may resign by giving notice to the Lenders and the Borrower, in which case the Majority Lenders (after consultation with the Borrower) may appoint a successor Transaction Agent.

(c)             If the Majority Lenders have not appointed a successor Transaction Agent in accordance with paragraph (b) above within 30 days after notice of resignation was given, the relevant Transaction Agent (after consultation with the Borrower)

may appoint a successor Transaction Agent.

(d)             The retiring Transaction Agent shall make available to the successor Transaction Agent such documents and records and provide such assistance as the successor Transaction Agent may reasonably request for the purposes of performing its functions as Transaction Agent under the Finance Documents.

(e)             A Transaction Agent’s resignation notice shall only take effect upon (i) the appointment of a successor to such Transaction Agent and (ii) (in the case of the Security Agent) the assignment or transfer of all of the Transaction Security held by the retiring Security Agent to that successor.

(f)              Upon the appointment of a successor Transaction Agent, the retiring Transaction Agent shall be discharged from any further obligation in respect of the Finance Documents but shall remain entitled to the benefit of this Clause 25.19.  Its successor and each of the other Parties shall have the same rights and obligations amongst themselves as they would have had if such successor had been an original Party.

(g)             After consultation with the Borrower, the Majority Lenders may, by notice to a Transaction Agent, require it to resign in accordance with paragraph (b) above.  In this event, such Transaction Agent shall resign in accordance with paragraph (b) above.

25.20     Confidentiality

(a)             In acting as agent for any or all of the Finance Parties, each Transaction Agent shall be regarded as acting through its agency division which shall be treated as a separate entity from any other of its divisions or departments.

(b)             In acting as trustee for any or all of the Secured Parties, each Transaction Agent shall be regarded as acting through its agency division which shall be treated as a separate entity from any other of its divisions or departments.

(c)             If information is received by another division or department of a Transaction Agent, it may be treated as confidential to that division or department and such Transaction Agent shall not be deemed to have notice of it.

25.21     Relationship with the Lenders

Each Transaction Agent may treat each Lender as a Lender entitled to payments under the Finance Documents (as a Lender) and acting through its Facility Office unless it has received not less than five Business Days’ prior notice from (in the case of the Facility Agent or, as the case may be, the Calculation Agent) that Lender or (in the case of the Security Agent) the Facility Agent to the contrary in accordance with the terms of this Agreement.

25.22     Credit appraisal by the Lenders

Without affecting the responsibility of any Obligor for information supplied by it or on its behalf in connection with any Transaction Document, each of the Lenders confirms to the Transaction Agents and the Arranger that it has been, and will continue to be, solely responsible for making its own independent appraisal and investigation of all risks arising under or in connection with any Transaction Document including but not limited to:

(a)             the financial condition, status and nature of the Obligors and their Affiliates;

(b)             the legality, validity, effectiveness, adequacy or enforceability of any Transaction Document and/or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Transaction Document;

(c)             whether that Lender has recourse, and the nature and extent of that recourse, against any party to any Transaction Document or any of its respective assets under or in connection with any Transaction Document, the transactions contemplated by the Transaction Documents or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Transaction Document; and

(d)             the adequacy, accuracy and/or completeness any information provided by any Transaction Agent, any party to any Transaction Document or by any other person under or in connection with any Transaction Document, the transactions contemplated by the Transaction Documents or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Transaction Document.

25.23     Deduction from amounts payable by Transaction Agents

If any Party owes an amount to any Transaction Agent under any of the Finance Documents, any Transaction Agent may, after giving notice to such Party, deduct an amount not exceeding that amount from any payment to such Party which such Transaction Agent would otherwise be obliged to make under the Finance Documents and apply the amount deducted in or towards satisfaction of that amount owed by such Party to the relevant Transaction Agent.  For the purposes of the Finance Documents such Party shall be regarded as having received any amount so deducted.

25.24     Money laundering

Unless mandatorily required by applicable laws or regulations to which a Transaction Agent is subject, that Transaction Agent shall not be responsible to any Party for providing any certification or documents with respect to any information (except for any information in respect of itself) required for any anti-money laundering due diligence purpose.  Such certificates and related documents shall be provided directly by the Obligors provided that the request for such information may be made through the Facility Agent.

25.25     Perpetuity period

The perpetuity period (if applicable) for the trusts constituted under the Finance Documents shall be 80 years from the date of this Agreement.

25.26     Waiver

Each of the Finance Parties acknowledges that:

(a)             the Facility Agent or, as the case may be, the Calculation Agent shall act as agent for any or all of the Finance Parties under the Finance Documents and irrevocably waives, in favour of the Facility Agent or, as the case may be, the Calculation Agent, any conflict of interest which may arise by virtue of the Facility Agent or, as the case may be, the Calculation Agent acting as agent for any or all of the other Finance Parties under or in connection with any or all of the Finance Documents; and

(b)             the Security Agent shall act as trustee for any or all of the Secured Parties under the Finance Documents and irrevocably waives, in favour of the Security Agent, any conflict of interest which may arise by virtue of the Security Agent acting as trustee for any or all of the other Secured Parties under or in connection with any or all of the Finance Documents.

25.27     Transaction Agent’s management time

Any amount payable to a Transaction Agent under Clause 15.3 (Indemnity to the Calculation Agent, the Facility Agent and the Security Agent), Clause 17 (Costs and expenses) and Clause 25.18 (Lenders’ indemnity to the Transaction Agents) shall include the cost of utilising the relevant Transaction Agent’s management time or other resources and will be calculated on the basis of such reasonable daily or hourly rates as the relevant Transaction Agent may notify to the Borrower and the Lenders, and is in addition to any fee paid or payable to the Transaction Agents under Clause 12 (Fees).

26.         CONDUCT OF BUSINESS BY THE FINANCE PARTIES

No provision of this Agreement will:

(a)             interfere with the right of any Finance Party to arrange its affairs (tax or otherwise) in whatever manner it thinks fit;

(b)             oblige any Finance Party to investigate or claim any credit, relief, remission or repayment available to it or the extent, order and manner of any claim; or

(c)             oblige any Finance Party to disclose any information relating to its affairs (tax or otherwise) or any computations in respect of Tax.

27.         SHARING AMONG THE FINANCE PARTIES

27.1       Payments to Finance Parties

If a Finance Party (a “Recovering Finance Party”) receives or recovers any amount from or in respect of any Obligor (“Relevant Obligor”) (including without limitation pursuant to Clause 29 (Set-Off)) other than in accordance with Clause 28 (Payment mechanics) and applies that amount to a payment due under any Finance Document then:

(a)             the Recovering Finance Party shall, within three Business Days, notify details of such receipt or recovery, to the Facility Agent;

(b)             the Facility Agent shall determine whether such receipt or recovery is in excess of the amount that the Recovering Finance Party would have been paid had such receipt or recovery been received or made by the Facility Agent and distributed in accordance with Clause 28 (Payment mechanics), without taking account of any Tax which would be imposed on the Facility Agent in relation to such receipt, recovery or distribution; and

(c)             the Recovering Finance Party shall, within three Business Days of demand by the Facility Agent, pay to the Facility Agent an amount (the “Sharing Payment”) equal to such receipt or recovery less any amount which the Facility Agent determines may be retained by the Recovering Finance Party as its share of any payment to be made (by reference to such receipt or recovery) in accordance with Clause 28.5 (Partial payments), provided that issuance or transfer of any shares of Cayman Co to any Transaction Warrant Holder in accordance with the terms of any Transaction Warrant Document shall not be construed as a receipt or recovery of any amount under any Transaction Document for the purpose of this Clause 27.

27.2       Redistribution of payments

The Facility Agent shall treat the Sharing Payment as if it had been paid by the Relevant Obligor and distribute it between the applicable Finance Parties and/or Secured Parties (other than, in each case, the Recovering Finance Party) in accordance with Clause 28.5 (Partial payments).

27.3       Recovering Finance Party’s rights

(a)             On a distribution by the Facility Agent under Clause 27.2 (Redistribution of payments), the Recovering Finance Party will be subrogated to the rights of the applicable Finance Parties and/or the Secured Parties which have shared in such distribution.

(b)             If and to the extent that the Recovering Finance Party is not able to rely on its rights under paragraph (a) above, the Relevant Obligor (if party hereto, or if the Relevant Obligor is not party hereto, the Borrower) shall be liable to the Recovering Finance Party for a debt equal to the Sharing Payment which is immediately due and payable.

27.4       Reversal of redistribution

To the extent that any part of the amount received or recovered by a Recovering Finance Party (which amount gives rise to any Sharing Payment) becomes repayable and is repaid by that Recovering Finance Party, then:

(a)             each Lender which has received a share of such Sharing Payment pursuant to Clause 27.2 (Redistribution of payments) shall, upon request of the Facility Agent, pay to the Facility Agent for account of that Recovering Finance Party an amount equal to the appropriate part of its share of such Sharing Payment (together with an amount as is necessary to reimburse that Recovering Finance

Party for its proportion of any interest on such repayable amount which that Recovering Finance Party is required to pay); and

(b)             that Recovering Finance Party’s rights of subrogation in respect of any reimbursement shall be cancelled and the Relevant Obligor (if party hereto, or if the Relevant Obligor is not party hereto, the Borrower) will be liable to each reimbursing Lender for the amount so reimbursed.

27.5       Exceptions

(a)             This Clause 27 shall not apply to the extent that the Recovering Finance Party would not, after making any payment pursuant to this Clause, have a valid and enforceable claim against the Relevant Obligor or the Borrower.

(b)             A Recovering Finance Party is not obliged to share with any other Finance Party any amount which that Recovering Finance Party has received or recovered as a result of taking legal or arbitration proceedings, if:

(i)          it notified that other Finance Party of the legal or arbitration proceedings; and

(ii)         that other Finance Party had an opportunity to participate in those legal or arbitration proceedings but did not do so as soon as reasonably practicable having received notice and did not take separate legal or arbitration proceedings.

SECTION 11

ADMINISTRATION

28.         PAYMENT MECHANICS

28.1       Payments to the Facility Agent

(a)             On each date on which an Obligor party hereto or a Lender is required to make a payment under a Finance Document, that Obligor or that Lender shall make the same available to the Facility Agent (unless a contrary indication appears in a Finance Document) for value on the due date at the time and in such funds specified by the Facility Agent as being customary at the time for settlement (in place of settlement) of transactions in the relevant currency in the place of payment.

(b)             Payment shall be made to such account in the principal financial centre of the country of the currency of such payment with such bank as the Facility Agent specifies so as to be received by 2:00 pm (Hong Kong time) on the date for each such payment.

(c)             Each Obligor party hereto and each Lender shall ensure that by 5.00 p.m. (Hong Kong time) on the Business Day prior to the date on which an amount is to be paid by such Obligor or, as the case may be, advanced by such Lender to the Facility Agent pursuant to the terms hereof, the Facility Agent shall have received an authenticated SWIFT addressed to (DEUTHKHH xxx) marked for the attention of Anson Chan/Kaiza Chun (Loan Operations) (or any other attention details from time to time notified by the Facility Agent to such Obligor or, as the case may be, such Lender), (or any other evidence satisfactory to the Facility Agent) confirming that such amount shall be transferred to the account of the Facility Agent in accordance with this paragraph (c).

28.2       Distributions by the Transaction Agents

(a)             Each payment received or recovered by the Facility Agent under any Finance Documents for another Party shall, subject to Clause 28.3 (Distributions to an Obligor), Clause 28.4 (Clawback), Clause 28.5 (Partial payments) and Clause 25.23 (Deduction from amounts payable by Transaction Agents), be made available by the Facility Agent as soon as practicable after receipt to the Party entitled to receive payment in accordance with this Agreement (in the case of a Lender, for the account of its applicable Facility Office), to such account as that Party may notify to the Facility Agent by not less than five Business Days’ notice with a bank in the principal financial centre of the country of the currency of such payment.

(b)             If the Security Agent receives or recovers any amount from or in respect of any Obligor under or in connection with any Finance Document, it shall promptly notify the Facility Agent, and the Facility Agent shall instruct the Security Agent to make available such amount, subject to Clause 28.3 (Distributions to an Obligor), Clause 28.4 (Clawback), Clause 28.5 (Partial payments) and Clause 25.23 (Deduction from amounts payable by Transaction Agents), as soon as practicable after receipt or recovery to the Secured Party entitled to receive payment in accordance with this Agreement and the Security Trust Deed (in the case of a Party, to such account as that Party may notify to the Facility Agent by not less than five Business Days’ notice with a bank in the principal financial centre of the country of the currency of such payment (and, in the case of a Lender, for the account of its applicable Facility Office)).  The Security Agent shall be entitled to rely on any instructions of the Facility Agent in making any distribution or effecting any payment under any Finance Document.

28.3       Distributions to an Obligor

A Transaction Agent may (with the consent of the Obligor referred to below or in accordance with Clause 29 (Set-Off)) apply any amount received by it for any Obligor party hereto in or towards payment (on the date and in the currency and funds of receipt) of any amount due from that Obligor under any or all of the Transaction Documents or in or towards purchase of any amount of any currency to be so applied.

28.4       Clawback

(a)             Where a sum is to be paid to a Transaction Agent under the Finance Documents for another Party or Secured Party, that Transaction Agent is not obliged to pay that sum to that other Party or Secured Party (or to enter into or perform any related exchange contract) until it has been able to establish to its satisfaction that it has actually received that sum.

(b)             To the extent that a Transaction Agent pays an amount to another Party and it proves to be the case that such Transaction Agent had not actually received that amount, then the Party to whom that amount (or the proceeds of any related exchange contract) was paid by such Transaction Agent shall on demand refund the same to such Transaction Agent together with interest on that amount from the date of payment to the date of receipt by such Transaction Agent, calculated by such Transaction Agent to reflect its cost of funds.

28.5       Partial payments

(a)             If any Finance Party receives or recovers an amount from or in respect of any Obligor under or in connection with any Finance Document (other than Transaction Security Proceeds in respect of any Security Document) which amount is insufficient (or is not applied) to discharge all the amounts then due and payable by such Obligor under the Transaction Finance Documents, then (subject to the provisions of the Security Trust Deed) such amount shall be applied (or, in the case of any receipt or recovery by the Security Agent, the Facility Agent shall instruct the Security Agent to apply such amount) towards the obligations of such Obligor to the Transaction Finance Parties under the Transaction Finance Documents in the following order:

(i)          firstly, in or towards payment pro rata of any unpaid fees, costs and expenses of the Transaction Agents and the Arranger under the Finance Documents;

(ii)         secondly, in or towards payment pro rata of (A) any accrued interest, fee or commission due but unpaid under the Finance Documents and (B) any sum (other than any sum payable in respect of termination, unwinding or rescission of any Treasury Transaction or any reimbursement of costs, expenses or Taxes) due to any Swap Counterparty under the Hedging Agreements but unpaid;

(iii)        thirdly, in or towards payment pro rata of (A) any principal on the Loans (or any part thereof) due but unpaid under the Finance Documents and (B) any sum due but unpaid to any Swap Counterparty under any Hedging Agreement in respect of any termination, unwinding or rescission of any Treasury Transaction under such Hedging Agreement; and

(iv)        fourthly, in or towards payment pro rata of any other sum due but unpaid under the Transaction Finance Documents.

(b)             All Transaction Security Proceeds in respect of any Offshore Security Document shall (subject to the provisions of such Offshore Security Document and the Security Trust Deed) be applied towards the Secured Obligations in the following order:

(i)          first, in or towards payment pro rata of any costs, charges, losses, liabilities and/or expenses incurred by the Security Agent and/or any receiver(s) in connection with the exercise or enforcement of any Transaction Security and/or rights and/or remedies under any Security Document giving rise to the receipt or recovery of such Transaction Security Proceeds;

(ii)         secondly, in or towards payment pro rata of any unpaid fees, costs and expenses of the Transaction Agents and the Arranger under the Finance Documents;

(iii)        thirdly, in or towards payment pro rata of (A) any accrued interest, fee or commission due but unpaid under the Finance Documents and (B) any sum (other than any sum payable in respect of termination, unwinding or rescission of any Treasury Transaction or any reimbursement of costs, expenses or Taxes) due to any Swap Counterparty under the Hedging Agreements but unpaid;

(iv)        fourthly, in or towards payment pro rata of (A) any principal on the Loans (or any part thereof) due but unpaid under the Finance Documents and (B) any sum due but unpaid to any Swap Counterparty under any Hedging Agreement in respect of any termination, unwinding or rescission of any Treasury Transaction under such Hedging Agreement; and

(v)         fifthly, in or towards payment pro rata of any other sum due but unpaid under the Transaction Documents (including without limitation any sum due but unpaid under any Transaction Warrant Document).

(c)             All Transaction Security Proceeds in respect of any Onshore Security Document shall (subject to the provisions of such Onshore Security Document and the Security Trust Deed) be applied towards the Secured Onshore Obligations in the following order:

(i)          first, in or towards payment pro rata of any costs, charges, losses, liabilities and/or expenses incurred by the Security Agent and/or any receiver(s) in connection with the exercise or enforcement of any Transaction Security and/or rights and/or remedies under any Security Document giving rise to the receipt or recovery of such Transaction Security Proceeds;

(ii)         secondly, in or towards payment pro rata of any unpaid fees, costs and expenses of the Transaction Agents and the Arranger under the Finance Documents;

(iii)        thirdly, in or towards payment pro rata of (A) any accrued interest, fee or commission due but unpaid under the Finance Documents and (B) any sum (other than any sum payable in respect of termination, unwinding or rescission of any Treasury Transaction or any reimbursement of costs, expenses or Taxes) due to any Swap Counterparty under the Hedging Agreements but unpaid;

(iv)        fourthly, in or towards payment pro rata of (A) any principal on the Loans (or any part thereof) due but unpaid under the Finance Documents and (B) any sum due but unpaid to any Swap Counterparty under any Hedging Agreement in respect of any termination, unwinding or rescission of any Treasury Transaction under such Hedging Agreement; and

(v)         fifthly, in or towards payment pro rata of any other sum due but unpaid under the Transaction Finance Documents.

(d)             Subject to the provisions of the Security Trust Deed, the Facility Agent shall, if so directed by the Majority Lenders and with the prior written consent of each Swap Counterparty, vary the order set out in paragraphs (a)(ii) to (iv) above, or the order set out in paragraphs (b)(iii) to (v) above or the order set out in paragraphs (c)(iii) to (v) above.

(e)             Paragraphs (a) to (d) above will override any appropriation made by an Obligor party hereto.

28.6       No set-off by Obligors

All payments to be made by any Obligor party hereto under any or all of the Finance Documents shall be calculated and be made without (and free and clear of any deduction for) set-off or counterclaim.

28.7       Business Days

(a)             Any payment which is due to be made under a Finance Document on a day that is not a Business Day shall be made on the next Business Day in the same calendar month (if there is one) or the preceding Business Day (if there is not).

(b)             During any extension of the due date for payment of any principal or Unpaid Sum pursuant to paragraph (a) above, interest is payable on such principal or Unpaid Sum at the rate payable on the original due date.

28.8       Currency of account

(a)             Subject to paragraphs (b) to (d) below the US dollar is the currency of account and payment for any sum from an Obligor party hereto under any Finance Document.

(b)             Each payment of interest shall be made in the currency in which the sum in respect of which such interest is payable was denominated when such interest accrued.

(c)             Each payment in respect of costs, expenses or Taxes shall be made in the currency in which such costs, expenses or Taxes are incurred.

(d)             Any amount expressed to be payable in a currency other than US dollars shall be paid in that other currency.

28.9       Change of currency

(a)             Unless otherwise prohibited by law, if more than one currency or currency unit are at the same time recognised by the central bank of any country as the lawful currency of that country, then:

(i)          any reference in this Agreement to, and any obligations arising under this Agreement in, the currency of that country shall be translated into, or paid in, the currency or currency unit of that country designated by the Facility Agent; and

(ii)         any translation from one currency or currency unit to another shall be at the official rate of exchange recognised by the central bank for the conversion of that currency or currency unit into the other, rounded up or down by the Facility Agent (acting reasonably).

(b)             If a change in any currency of a country occurs, this Agreement will, to the extent the Facility Agent (acting reasonably) specifies to be necessary, be amended to comply with any generally accepted conventions and market practice in the London interbank market and otherwise to reflect the change in currency.

29.         SET-OFF

A Finance Party may, upon and at any time after the occurrence of an Event of Default, set-off any matured obligation due from an Obligor party hereto under any or all of the

Finance Documents (to the extent beneficially owned by that Finance Party) against any matured obligation owed by that Finance Party to that Obligor, regardless of the place of payment, booking branch or currency of either obligation.  If such obligations are in different currencies, that Finance Party may convert either obligation at a market rate of exchange in its usual course of business for the purpose of such set-off.

30.         NOTICES

30.1       Communications in writing

Any communication to be made by a Party to another Party under or in connection with the Finance Documents shall be made in writing and, unless otherwise stated, may be made by fax or letter.

30.2       Addresses

The address and fax number (and the department or officer, if any, for whose attention the communication is to be made) of each Party for any communication or document to be made or delivered under or in connection with the Finance Documents is:

(a)             in the case of the Borrower, Parentco, Holdco or Cayman Co, that identified with its name in the Second Amendment Agreement;

(b)             in the case of any Lender, that notified in writing to the Facility Agent on or prior to the date on which it becomes a Party; and

(c)             in the case of a Transaction Agent, that identified with its name in the Second Amendment Agreement,

or any substitute address or fax number or department or officer as that Party may notify to the Facility Agent (or the Facility Agent may notify to the other Parties, if a change is made by the Facility Agent) by not less than five Business Days’ notice.

30.3       Delivery

(a)             Any communication or document made or delivered by one Party to another Party under or in connection with any Finance Documents will only be effective:

(i)          if by way of fax, when received in legible form; or

(ii)         if by way of letter, when it has been left at the relevant address or five Business Days after being deposited in the post postage prepaid in an envelope addressed to it at that address,

and, if a particular department or officer is specified as part of its address details provided under Clause 30.2 (Addresses), if addressed to that department or officer.

(b)             Any communication or document to be made or delivered to the Facility Agent or the Security Agent under or in connection with any Finance Document will be effective only when actually received by the Facility Agent or, as the case may be, the Security Agent and then only if it is expressly marked for the attention of the department or officer identified with the signature below of the Facility Agent or, as the case may be, the Security Agent (or any substitute department or officer as the Facility Agent or, as the case may be, the Security Agent shall specify for this purpose).

(c)             All notices from or to an Obligor party hereto under or in connection with any Finance Document shall be sent through the Facility Agent.

(d)             All notices from the Security Agent to any Finance Party or from any Finance Party to the Security Agent under or in connection with any Finance Document shall be sent through the Facility Agent.

(e)             Any communication or document made or delivered to the Borrower in accordance with this Clause will be deemed to have been made or delivered to each of the other Obligors party hereto.

30.4       Notification of address and fax number

Promptly upon changing its own address or fax number, the Facility Agent shall notify the other Parties.

30.5       Electronic communication

(a)             Any communication to be made between the Facility Agent and a Lender under or in connection with any Finance Document may be made by electronic mail or other electronic means, if the Facility Agent and that Lender:

(i)          agree that, unless and until notified to the contrary, this is to be an accepted form of communication;

(ii)         notify each other in writing of their electronic mail address and/or any other information required to enable the sending and receipt of information by that means; and

(iii)        notify each other of any change to their address or any other such information supplied by them.

(b)             Any electronic communication made between the Facility Agent and a Lender under or in connection with a Finance Document will be effective only when actually received in readable form and in the case of any electronic communication made by a Lender to the Facility Agent only if it is addressed in such a manner as the Facility Agent shall specify for this purpose.

(c)             Subject to paragraph (b) above, each of the Parties acknowledges that electronic means of communication may not be secure or virus or error free and could be intercepted, corrupted, lost, destroyed or arrive late, and none of the Obligors, the Finance Parties or their Affiliates will be liable to any other Party for any of such occurrences, unless directly caused by such Party’s gross negligence or wilful default.  Such Affiliates may rely on this paragraph (c).

30.6       English language

(a)            Any notice given under or in connection with any Finance Document must be in English.

(b)           All other documents provided under or in connection with any Finance Document must be:

(i)          in English; or

(ii)         if not in English, and if so required by the Facility Agent, accompanied by a certified English translation and, in this case, the English translation will prevail unless the document is a constitutional, statutory or other official document.

31.         CALCULATIONS AND CERTIFICATES

31.1       Accounts

In any litigation or arbitration proceedings arising out of or in connection with a Finance Document, the entries made in the accounts maintained by a Finance Party are prima facie evidence of the matters to which they relate.

31.2       Certificates and Determinations

Any certification or determination by a Finance Party of a rate or amount under any Finance Document is, in the absence of manifest error, conclusive evidence of the matters to which it relates.

31.3       Day count convention

Any interest, commission or fee accruing under a Finance Document will accrue from day to day and is calculated on the basis of the actual number of days elapsed and a year of 360 days or, in any case where the practice in the London interbank market differs, in accordance with that market practice.

32.         PARTIAL INVALIDITY

If, at any time, any provision of the Finance Documents is or becomes illegal, invalid or unenforceable in any respect under any law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions nor the legality, validity or enforceability of such provision under the law of any other jurisdiction will in any way be affected or impaired.

33.         REMEDIES AND WAIVERS

No failure to exercise, nor any delay in exercising, on the part of any Finance Party, any right or remedy under the Finance Documents shall operate as a waiver, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise or the exercise of any other right or remedy.  The rights and remedies provided in this Agreement are cumulative and not exclusive of any rights or remedies provided by law.

34.                        AMENDMENTS AND WAIVERS

34.1                  Required consents

(a)            Subject to Clause 34.2 (Exceptions) any term of any Finance Document may be amended or waived only in writing and with the consent of the Majority Lenders and the Obligor(s) party thereto.  Any such amendment or waiver so made with such consent will be binding on all Parties.

(b)           The Facility Agent may effect, on behalf of any Finance Party, any amendment or waiver permitted by this Clause.

34.2                  Exceptions

(a)            An amendment or waiver that has the effect of changing or which relates to:

(i)          the definition of “Majority Lenders” in Clause 1.1 (Definitions);

(ii)         an extension to the date of payment of any amount under the Finance Documents;

(iii)        a reduction in the Margin in respect of any Loan or a reduction in the amount of, or any change in the currency of, any payment of principal, interest, fees, premium or commission payable;

(iv)        an increase in or an extension of, or any change in the currency of, any Commitment of any Lender in respect of any Tranche;

(v)         a change to an Obligor;

(vi)        any release of any Transaction Security (other than in accordance with the terms of the Security Document(s) governing such Transaction Security);

(vii)       any provision which expressly requires the consent of all the Lenders; or

(viii)      Clause 2.2 (Finance Parties’ rights and obligations), Clause 23 (Changes to the Lenders), Clause 27 (Sharing among the Finance Parties) or this Clause 34,

shall not be made without the prior consent of all the Lenders.

(b)             In addition to any consent that may be required under the other provisions of this Clause 34.2 and the consent of the Majority Lenders required under Clause 34.1 (Required consents), any amendment or waiver of the provisions of any of Clause 5 (Conditions of Utilisation) or Clauses 6.1 (Delivery of a Utilisation Request) to 6.3 (Currency and amount) shall, to the extent that (i) such amendment or waiver relates to any proposed Utilisation of any Tranche (other than Tranche One) and (ii) there are one or more Lenders with an Available Commitment in respect of such Tranche of greater than zero, require the prior consent of the Majority Tranche Lenders with respect to such Tranche.  For such purpose, “Majority Tranche Lenders” means, with respect to any Tranche, a Lender or Lenders the aggregate of whose Available Commitments for such Tranche is more than 50% of the Available Facility for such Tranche.

(c)             An amendment or waiver which relates to the rights or obligations of a Transaction Agent or the Arranger may not be effected without the consent of that Transaction Agent or, as the case may be, the Arranger.

35.         COUNTERPARTS

This Agreement may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.

SECTION 12

GOVERNING LAW AND ENFORCEMENT

36.         GOVERNING LAW

This Agreement shall be governed by and shall be construed in accordance with the laws of Hong Kong.

37.         ENFORCEMENT

37.1       Jurisdiction of Hong Kong Courts

(a)             The courts of Hong Kong have exclusive jurisdiction to settle any dispute arising out of or in connection with this Agreement (including a dispute regarding the existence, validity or termination of this Agreement) (a “Dispute”).

(b)             The Parties agree that the courts of Hong Kong are the most appropriate and convenient courts to settle Disputes and accordingly no Party will argue to the contrary.

37.2       Service of process

Without prejudice to any other mode of service allowed under any relevant law, each Obligor party hereto:

(a)             irrevocably appoints International Petroleum Services Corporation Limited of 1/F., Sunning Plaza, 10 Hysan Avenue, Causeway Bay, Hong Kong as its agent for service of process in relation to any proceedings before the Hong Kong courts in connection with any Finance Document; and

(b)             agrees that failure by a process agent to notify that Obligor of any process will not invalidate the proceedings concerned.

37.3       Waiver of immunity

Each Obligor party hereto waives generally all immunity it or its assets or revenues may otherwise have in any jurisdiction, including immunity in respect of:

(a)             the giving of any relief by way of injunction or order for specific performance or for the recovery of assets or revenues; and/or

(b)             the issue of any process against its assets or revenues for the enforcement of a judgment or, in an action in rem, for the arrest, detention or sale of any of its assets and revenues.

38.         EFFECTIVENESS

This Agreement shall take effect as from the date of this Agreement.

39.         REGISTRATION AND APPROVALS

39.1       Foreign debt registration

To the extent that any indebtedness of the Borrower under this Agreement constitutes or becomes “foreign debt” for the purposes of PRC laws and regulations, the Borrower shall, in accordance with the requirements under Article 18 of Chapter 3 of the Foreign Exchange Administration Regulations of the PRC as amended and promulgated on 5 August 2009, effect foreign debt registration in respect of this Agreement with the relevant local branch of SAFE.  The registration documentation issued by the relevant local branch of SAFE shall become one of the essential legal documents in connection with this Agreement.

39.2       Approvals and other procedures

(a)             To the extent that any indebtedness of the Borrower under this Agreement constitutes or becomes “foreign debt” for the purpose of PRC laws and regulations, without prejudice to or modifying any of the obligations of the Borrower hereunder, the Borrower shall ensure that all approvals required by the competent authorities of the PRC responsible for the administration of foreign exchange in respect of all the payment obligations of the Borrower in foreign exchange under the Finance Documents (including, without limitation, payment of interest and principal repayment) will be obtained in a timely manner.

(b)             Without prejudice to the generality of paragraph (a), to the extent that any indebtedness of the Borrower under this Agreement constitutes or becomes “foreign debt” for the purposes of PRC laws and regulations, the Borrower shall comply with the procedures for the repayment of principal and payment of interest in respect of foreign debts in accordance with the Provisions Governing the Administration of the Settlement, Sale and Payment of Foreign Exchange promulgated in 1996 and other applicable PRC laws and regulations and SAFE requirements, if any.

40.         LANGUAGE

This Agreement is written and executed in the English language.  In the event that the Borrower is required, for the purpose of its compliance with the requirements of the laws of the PRC, to submit to any PRC authority (including, without limitation, SAFE) a Chinese translation of this Agreement or a summary in the Chinese language of the terms hereof, the Borrower shall (a) do so at its own costs; (b) ensure that any translation or summary so prepared by it is accurate; (c) forward to the Facility Agent in sufficient copies for the Lenders copies of such translation or summary at the time when the Borrower submits the same to any PRC authority; and (d) indemnify each Finance Party against any liability which such Finance Party may sustain or incur by reason of any inaccuracy of any translation or summary prepared by the Borrower.

This Agreement has been entered into on the date stated at the beginning of this Agreement.

SCHEDULE 1

THE ORIGINAL TRANCHE ONE LENDERS

Name of Original Lender	Commitment (US$)
Deutsche Bank AG, Hong Kong Branch	12,000,000
Triple Wise Asset Holdings Ltd.	22,000,000
Sequoia Capital China Growth Fund I, L.P.	10,466,400
Sequoia Capital China Growth Partners Fund I, L.P.	249,600
Sequoia Capital China GF Principals Fund I, L.P.	1,284,000
Good Merit International Limited	4,000,000
Total: 50,000,000

SCHEDULE 2

CONDITIONS PRECEDENT FOR INITIAL UTILISATION

1.           Obligors (other than the Sponsor)

In respect of each Obligor (other than the Sponsor):

(a)             A copy of the constitutional documents of that Obligor including without limitation:

(i)           in the case of each Obligor incorporated in the British Virgin Islands:

(A)       its certificate of incorporation and its current memorandum of association and articles of association; and

(B)       the registered agent’s certificate certifying, among other things, register of members, register of directors and officers, register of mortgages and charges and good standing of that Obligor;

(ii)          in the case of each Obligor incorporated in Hong Kong:

(A)       its certificate of incorporation (and each certificate of change of name); and

(B)       its memorandum and articles of association; and

(C)       its current (renewed) business registration certificate that is in full force and effect; and

(iii)         in the case of each Obligor incorporated in the PRC:

(A)       its articles of association and any amendments thereof;

(B)       approval letter issued by MOFCOM of Tianjin in respect of its articles of association;

(C)       its certificate of approval for establishment of enterprises with foreign investment issued by MOFCOM of Tianjin;

(D)       its business licence issued by SAIC;

(E)        its organisation code certificate;

(F)        its local tax registration certificate issued by the relevant local taxation bureau;

(G)       its state tax registration certificate issued by the relevant local taxation bureau;

(H)       its foreign exchange registration certificate issued by SAFE; and

(I)         capital verification reports issued by certified public accountants confirming that the registered capital of the Borrower has been paid up in full.

(b)            Copies of the resolution(s) of the board of directors of that Obligor:

(i)           approving the terms of, and the transactions contemplated by, the Transaction Documents to which it is a party and resolving that it execute the Transaction Documents to which it is a party;

(ii)          authorising a specified person or persons to execute the Transaction Documents to which it is a party on its behalf;

(iii)         (without prejudice to the foregoing) approving increases in the aggregate principal amount of the Facility (pursuant to Lender Accession Memorandum(s) delivered or to be delivered) up to US$65,000,000; and

(iv)        authorising a specified person or persons, on its behalf, to sign and/or despatch all documents and notices (including, if relevant, any Utilisation Request) to be signed and/or despatched by it under or in connection with the Transaction Documents to which it is a party.

(c)             A specimen of the signature of each person authorised by the resolution(s) of the board of directors of that Obligor referred to in paragraph (b) above.

(d)            (In the case of Parentco) a copy of a resolution signed by all the holders of the issued shares in Parentco approving the terms of, and transactions contemplated by, the Transaction Documents to which it is a party.

(e)             A certificate of that Obligor (signed on behalf of that Obligor by a person authorised by the board of directors of that Obligor) confirming that borrowing, guaranteeing or securing, as appropriate, the Total Commitments (including without limitation any increase thereto pursuant to the delivery of Lender Accession Memorandum(s)) would not cause any borrowing, guaranteeing or similar limit binding on that Obligor to be exceeded.

(f)             A certificate of an authorised signatory of that Obligor certifying that each copy document specified in this Schedule 2 and/or any document or evidence delivered hereunder in copy form is correct, complete and in full force and effect as at a date no earlier than the date of this Agreement.

2.           Sponsor

A copy (certified by the Sponsor to be true, complete and up-to-date) of the personal identification card, the passport and the household register of the Sponsor.

3.           Transaction Documents

(a)             Each of the Finance Documents duly executed by the parties thereto, except for the Security Documents.

(b)            Each of the following Security Documents, duly executed by the parties thereto:

(i)           the Security Trust Deed;

(ii)          the Share Charge over Holdco;

(iii)         the Equity Pledge over Borrower;

(iv)        the Holdco Debenture (incorporating a share charge over all of the shares in Parentco);

(v)         the Parentco Debenture;

(vi)        the Account Control Agreement;

(vii)       the Mortgage over LHD Units in respect of the Existing LHD Unit;

(viii)      the Pledge over Receivables in respect of the Current LHD Contracts;

(ix)         a Subordination Deed entered into between Premium Sino as subordinated borrower, Wise Worldwide as subordinated lender and the Security Agent with respect to any indebtedness from time to time owing by Premium Sino to Wise Worldwide (including any indebtedness under the Intercompany Loan Agreement); and

(x)          a Subordination Deed entered into between Parentco as subordinated borrower, the Sponsor as subordinated lender and the Security Agent with respect to any indebtedness from time to time owing by Parentco to the Sponsor.

(c)             All documents and evidence required, pursuant to the terms of any of the Security Documents referred to in paragraph (b) above, to be delivered promptly upon execution of such Security Document or otherwise prior to the Initial Utilisation Date.

(d)            Each of the Transaction Warrant Documents duly executed by the parties thereto.

4.           Legal opinions

(a)             A legal opinion of Clifford Chance, Hong Kong legal advisers to the Arranger in form and substance satisfactory to the Facility Agent.

(b)            A legal opinion of King and Wood, legal advisers in the PRC to the Arranger in form and substance satisfactory to the Facility Agent.

(c)             A legal opinion of Walkers, legal advisers in the British Virgin Islands to the Arranger in form and substance satisfactory to the Facility Agent.

5.           Business

(a)             Evidence that the available foreign debt quota of the Borrower is not less than US$50,000,000.

(b)            Evidence that the articles of association of the Borrower have been amended in form and substance satisfactory to the Facility Agent.

(c)             Copies of the Current LHD Contracts and the Current MD Contracts.

(d)            Copies of LHD Contracts signed by the Borrower and third party customers (that provide for the use and deployment of at least 2 LHD Units that are the subject of the Upcoming LHD Acquisition Agreement (such LHD Units being “Upcoming LHD Units” and such LHD Contracts being “Upcoming LHD Contracts”), which LHD Units are not Financed LHD Units and Existing LHD Units) which Upcoming LHD Contracts comply with the LHD Contract Requirements and the requirements of Clause 21.20 (Material Contracts).

(e)             Copies of memorandum(s) of understanding signed by the Borrower and at least two third party customers in respect of Financed LHD Contracts for the use and deployment of 6 Financed LHD Units and which comply (x) (in respect of at least 3 Financed LHD Units) with the LHD Contract Requirements and (y) the requirements of Clause 21.20 (Material Contracts).

(f)             A copy of the Technology Transfer (Patent) Contract dated 29 September 2009 entered into between the Borrower and the Patent Owner (the “MD Patent Acquisition Agreement”).

(g)            Undertaking from Sponsor in favour of the Borrower and the Group that the Sponsor does not and will not engage in any business competing with the Borrower or the Group whether in or outside the PRC (“Sponsor Non-Compete Undertaking”).

(h)            Amendments to the LHD Exclusivity Agreement in agreed form, which amendments should include (among other things) the addition of Trinity Energy Holdings, LLC (“Trinity”) as a party to the LHD Exclusivity Agreement, the undertaking by Trinity (in such amended LHD Exclusivity Agreement) to ensure that none of it or its existing or future Subsidiaries (other than Power Hydraulics) will have the right to exercise all or any part of the exclusive marketing right assigned to it or them by Daniel Jacobson under the Assignment of Exclusive Marketing Agreement dated 2 June 2009 and entered into between Daniel Jacobson and Redial Drilling Technologies I, LLC.

(i)              Evidence of physical loss and damage, all risks and machinery breakdown insurance on each of the Existing LHD Units (in each case for full reinstatement value thereof) (to the extent that such insurance is available on reasonable commercial terms).

(j)              A copy of the Financed LHD Acquisition Agreement, with a total purchase consideration for each LHD Unit not exceeding RMB46,000,000.

(k)             A copy of the sale and purchase documentation between the LHD Vendor and Power Hydraulics in respect of the sale and purchase of the Financed LHD Units (“Power Hydraulics Financed LHD Supply Contract”).

(l)              A copy of the Upcoming LHD Acquisition Agreement.

(m)            A copy of a supplemental agreement (relating to the Upcoming LHD Acquisition Agreement) providing for a 1-year warranty for the Upcoming LHD Units from the LHD Vendor to the Borrower.

(n)            A copy of the sale and purchase documentation between the LHD Vendor and Power Hydraulics in respect of the sale and purchase of the Upcoming LHD Units (“Power Hydraulics Upcoming LHD Supply Contract” and, together with the Power Hydraulics Financed LHD Supply Contract, the “Power Hydraulics Supply Contracts”).

6.           Other documents and evidence

(a)             The Group Structure Chart.

(b)            A copy of the Original Financial Statements.

(c)             The Base Case Model.

(d)            Evidence (including without limitation the account numbers) that the following accounts have been opened and maintained by the Borrower (and, in the case of the LHD Vendor Joint Account, the Borrower and the LHD Vendor):

(i)           the Onshore Controlled Account;

(ii)          the Onshore USD Project Account;

(iii)         the Onshore RMB Project Account;

(iv)        the Onshore Cash Collateral Account;

(v)         the DSRA; and

(vi)        the LHD Vendor Joint Account.

(e)             Evidence that the Borrower is one of the signatories to the LHD Vendor Joint Account whose consent is required to authorise any withdrawal from such account.

(f)             Evidence (including without limitation the account numbers) that the Parentco Controlled Account has been opened and maintained by Parentco.

(g)            The Approved Project Capex Schedule.

(h)            The Approved Opex Budget and the Approved Capex Budget in respect of the Initial Budget Period.

(i)              A copy (certified by the Borrower to be true, complete and up-to-date) of the foreign debt registration certificate issued by SAFE in respect of the Facility provided under this Agreement.

(j)              A copy of the application to MOFCOM for approval of the Equity Pledge over Borrower.

(k)             A copy of the application to SAFE for registration and to MOFCOM for approval of the Mortgage over LHD Units.

(l)              A copy of the application to SAFE for registration and to MOFCOM for approval of the Pledge over Receivables.

(m)            Evidence of the discharge of (i) the memorandum of charge dated 19 June 2008 granted by Premium Sino in favour of UOB Kay Hian Finance Limited and (ii) the underlying liabilities owed by premium Sino to UOB Kay Hian Finance Limited to which the foregoing memorandum of charge relates.

(n)            All documentation and other evidence as is reasonably requested by the Facility Agent (for any or all of the Finance Parties) in order for any or all of the Finance Parties to carry out and be satisfied with the results of all necessary “know your customer”, anti-money laundering and/or other similar checks under all applicable laws and regulations in connection with any or all the Finance Documents and/or the transactions contemplated thereunder.

(o)            Evidence that each of the process agents (which is not a member of the Group) referred to in Clause 37.2 (Service of Process) and/or in any other Finance Documents has accepted its appointment.

(p)            Evidence that the fees, costs and/or expenses then due from any Obligor pursuant to Clause 17 (Costs and expenses) and/or Clause 13.5 (Stamp taxes) and/or any Fee Letter have been paid or will be paid by the date falling 10 Business Days after the Initial Utilisation Date.

(q)            A copy of any other Authorisation or other document, opinion or assurance which the Facility Agent considers to be necessary or desirable (if it has notified the Borrower accordingly) in connection with (i) the entry into and/or performance of the transactions contemplated by any Transaction Finance Document and/or (ii) for the legality, validity and/or enforceability of any Transaction Finance Document.

SCHEDULE 3

FORM OF UTILISATION REQUEST

From:	[name of Borrower]

To:	[name of Facility Agent] as Facility Agent

Dated:

Dear Sirs

Facility Agreement dated [                          ] and made between, among others, Tianjin New Highland Science and Technology Development Co., Ltd. as Borrower and Deutsche Bank AG, Hong Kong Branch as Arranger and the Facility Agent (as amended and restated pursuant to an amendment agreement dated [           ] and a second amendment agreement dated [      ] and as amended from time to time, the “Facility Agreement”)

1.           We refer to the Facility Agreement.  This is a Utilisation Request.  Terms defined in or construed for the purposes of the Facility Agreement have the same meaning in this Utilisation Request unless given a different meaning in this Utilisation Request.

2.           We wish to borrow a Loan under Tranche [              ] on the following terms:

Proposed Utilisation Date:	[ ] (or, if that is not a Business Day, the next Business Day)

Currency of Loan:	US dollars

Amount:	[ ] or, if less, the Available Facility for the above-mentioned Tranche

Interest Period:	Six Months, subject to the provisions of the Agreement

3.           We confirm that each condition specified in Clause 5.2 (Further conditions precedent) of the Facility Agreement is satisfied on the date of this Utilisation Request.

4.           The proceeds of this Loan shall be deposited into the following account of the Borrower: insert account details of the Onshore USD Project Account.

5.           This Utilisation Request is irrevocable.

Yours faithfully

authorised signatory for
[name of Borrower]

SCHEDULE 4

FORM OF TRANSFER CERTIFICATE

To:	[name of Facility Agent] as Facility Agent

[name of Security Agent] as Security Agent

From:	[The Existing Lender] (the “Existing Lender”) and [The New Lender] (the “New Lender”)

Dated:

Facility Agreement dated [                   ] and made between, among others, Tianjin New Highland Science and Technology Development Co., Ltd. as Borrower and Deutsche Bank AG, Hong Kong Branch as Arranger and the Facility Agent (as amended and restated pursuant to an amendment agreement dated [               ] and a second amendment agreement dated [               ] and as amended from time to time, the “Facility Agreement”)

Security Trust Deed dated [                 ] between, among others, Deutsche Bank AG, Hong Kong Branch as facility agent, Deutsche Bank AG, Hong Kong Branch as facility calculation agent, DB Trustees (Hong Kong) Limited as security trustee and Deutsche Bank AG, Hong Kong Branch as arranger (as amended from time to time, the “Security Trust Deed”)

1.           We refer to the Facility Agreement and the Security Trust Deed. This is a Transfer Certificate. Terms defined in or construed for the purposes of the Security Trust Deed have the same meaning in this Transfer Certificate unless given a different meaning in this Transfer Certificate, provided that for the purposes of paragraph 2 and the Schedule hereto, terms defined in or construed for the purposes of the Facility Agreement have the same meaning in paragraph 2 and the Schedule hereto unless otherwise defined in this Transfer Certificate.

2.           We refer to Clause 23.5 (Procedure for transfer) of the Facility Agreement:

(a)             The Existing Lender and the New Lender agree to the Existing Lender transferring to the New Lender by novation all or part of the Existing Lender’s Commitment in respect of any or all of the Tranches (including the commitment represented thereby), and rights and obligations referred to in the Schedule, in accordance with Clause 23.5 (Procedure for transfer) of the Facility Agreement.

(b)             The Existing Lender hereby assigns to the New Lender, with effect from the Transfer Date, a portion of the rights held by it (in its capacity as Lender) under or in connection with the Finance Documents (other than the Facility Agreement) which corresponds with the rights and obligations under the Facility Agreement transferred pursuant hereto.

(c)             The proposed Transfer Date is [          ].

(d)             The Facility Office(s) and address, fax number and attention details for notices of the New Lender for the purposes of Clause 30.2 (Addresses) of the Facility Agreement and Clause 15.2 (Addresses for notice) of the Security Trust Deed are set out in the Schedule.

3.           The New Lender agrees to become party to the Security Trust Deed as a “Lender” pursuant to Clause 9.2 (Accession of New Lender) of the Security Trust Deed.

4.           The New Lender expressly acknowledges the limitations on the obligations of (a) the Existing Lender and/or the other Finance Parties set out in Clause 23.4 (Limitation of responsibility of Existing Lenders) of the Facility Agreement and (b) the Existing Lender and the other Secured Parties set out in Clause 9.3 (Limitation of responsibility of Existing Lender and Secured Parties) of the Security Trust Deed.

5.           This Transfer Certificate may be executed in any number of counterparts and this has the same effect as if the signatures and/or execution on the counterparts were on a single copy of this Transfer Certificate.

6.           This Transfer Certificate is governed by and construed in accordance with the laws of Hong Kong.

THE SCHEDULE

Commitment(s)/rights and obligations to be transferred

Commitment(s)/rights and obligations to be transferred:

Tranche: [ ]
Commitment under such Tranche to be transferred: [ ]
Participation in Loan(s) under such Tranche to be transferred: [ ]

and rights and obligations under the Facility Agreement as a Lender corresponding to the above-mentioned Commitment and/or participation in Loan(s)*

Administration Details:

New Lender’s receiving account: [         ]

Address: [         ]

Telephone: [         ]

Facsimile: [         ]

Attn/Ref: [         ]

IN WITNESS WHEREOF this Transfer Certificate has been duly executed by the Existing Lender and the New Lender and shall (for the purposes of the Security Trust Deed and accession of the New Lender thereto) take effect as a deed and is intended to be delivered and is hereby delivered on the date first above written.

* Repeat for each relevant Tranche.

[THE COMMON SEAL of	)
[the Existing Lender]	)
was hereunto affixed	)
in the presence of	)

(Name of witness)
Name:

[SIGNED, SEALED and DELIVERED	)
as a DEED for and on behalf of	)
[the Existing Lender]	)
by	)
[name of signatory]	)]

[THE COMMON SEAL of	)
[the New Lender]	)
was hereunto affixed	)
in the presence of	)

(Name of witness)
Name:

[SIGNED, SEALED and DELIVERED	)
as a DEED for and on behalf of	)
[the New Lender]	)
by	)
[name of signatory]	)]

This Transfer Certificate is accepted by the Facility Agent and the Transfer Date is confirmed as [         ].

[name of Facility Agent] as Facility Agent

By:

SCHEDULE 5

FORM OF COMPLIANCE CERTIFICATE

From:	[name of Borrower]

To:	[name of Facility Agent] as Facility Agent

Dated:

Dear Sirs

Facility Agreement dated [                  ] and made between, among others, Tianjin New Highland Science and Technology Development Co., Ltd. as Borrower and Deutsche Bank AG, Hong Kong Branch as Arranger and the Facility Agent (as amended and restated pursuant to an amendment agreement dated [             ] and a second amendment agreement dated [             ] and as amended from time to time, the “Facility Agreement”)

1.           We refer to the Facility Agreement. This is a Compliance Certificate. Terms defined in or construed for the purposes of the Facility Agreement have the same meaning in this Compliance Certificate unless given a different meaning in this Compliance Certificate

2.           We confirm that:

[insert details of financial covenants and whether such financial covenants have been complied with]

Computations demonstrating such financial covenants are attached to this Compliance Certificate.

3.           We confirm that:

(a)             as at the commencement of the Relevant Period ending [         ], the Injection Amount (as defined in Clause 20.1 (Financial definitions) of the Facility Agreement) is [         ]; and

(b)            as at the end of such Relevant Period, the Injection Amount (as so defined) is [         ].

Computations demonstrating the same are attached to this Compliance Certificate.

4.           We confirm that no Default is continuing.*

Signed:

name and title

For and on behalf of

[name of Borrower]

* If this statement cannot be made, the Compliance Certificate should identify each of the Defaults that are continuing and the steps, if any, being taken to remedy the same.

name and title

For and on behalf of

[name of Borrower]

SCHEDULE 6

BANK ACCOUNTS

1.           Accounts

(a)             With effect from no later than the delivery of the first Utilisation Request under this Agreement, the Borrower shall maintain the following accounts at all times:

(i)        the Onshore Controlled Account;

(ii)       the Onshore USD Project Account;

(iii)      the Onshore RMB Project Account;

(iv)      the Onshore Cash Collateral Account;

(v)       the DSRA; and

(vi)      the LHD Vendor Joint Account (provided that the LHD Vendor Joint Account shall be jointly established and maintained by the Borrower and the LHD Vendor).

(b)            With effect from no later than the delivery of the first Utilisation Request under this Agreement, Parentco shall maintain the Parentco Controlled Account at all times.

(c)             None of the accounts referred to in this paragraph 1 may go into overdraft.

(d)            The Facility Agent shall (through the Security Agent) notify the AM of the DSRA Amount and the RMB equivalent thereof (calculated using the DSRA Determination Exchange Rate as at the latest date of determination by the Facility Agent pursuant to paragraph (b) or (c) of Clause 9.4 (Notification of rates of interest and DSRA Amount)) in accordance with Clause 9.4 (Notification of rates of interest and DSRA Amount)). AM shall be entitled to rely on the latest such notification from the Facility Agent or Security Agent for the purpose of any applicable transfer contemplated by this Schedule 6.  Such notification by the Facility Agent or the Security Agent shall not in any way affect the obligation of any Obligor to pay any amount that is due and payable under any Transaction Document in the applicable currency in which such amount is due and payable.

2.           Onshore Controlled Account

(a)             Main operating account

The Onshore Controlled Account shall be the main operating account of the Borrower.

(b)            Receipts

The Borrower shall ensure that all sale proceeds and other amounts received or recovered under the Borrower’s contracts with its customers (including without limitation all LHD Contracts and MD Contracts) shall be deposited directly into the Onshore Controlled Account (and, if otherwise received or recovered by the Borrower in any manner other than by direct payment into the Onshore Controlled Account, shall be transferred into the Onshore Controlled Account within 3 Business Days of such receipt or recovery).

(c)             Withdrawals

Without prejudice to the rights of the Security Agent under the Security Documents:

(i)        subject to paragraphs (l) and (m), the Borrower may (but may only) request for a withdrawal from the Onshore Controlled Account in accordance with paragraph (d), (f), (h), (i), (j) or (k); and

(ii)       any withdrawal or transfer from, and any other instructions relating to, the Onshore Controlled Account must be authorised by the AM in writing in order for the same to be effective.

(d)            Withdrawals - Operating Expenditure

The Borrower may by not less than 3 Business Days’ prior written notice to the AM (with a copy to each of the Facility Agent and the Security Agent), request the AM to authorise a withdrawal from the Onshore Controlled Account for the payment of Operating Expenditure incurred by the Borrower pursuant to an Opex Withdrawal Request duly completed and executed by the Borrower.  Subject to paragraphs (l) and (m), the AM shall authorise such withdrawal if:

(i)        the proposed amount, the proposed date of withdrawal and payment instructions containing the details of the payee of such amount (“Opex Payee”) are specified in such Opex Withdrawal Request; and

(ii)       the Borrower certifies in such Opex Withdrawal Request (A) that the amount to be so withdrawn shall be applied towards Operating Expenditure incurred by the Borrower and (B) that no amount has been previous withdrawn or transferred from the Onshore Controlled Account for such Operating Expenditure; and

(iii)      either:

(A)          the amount to be so withdrawn, when aggregated with all other amounts withdrawn and/or requested to be withdrawn (pursuant to Opex Withdrawal Requests) from the Onshore Controlled Account during the calendar month in which such first-mentioned withdrawal is to occur (excluding any amount approved pursuant to paragraph (d)(iii)(B)), does not exceed the Permitted Opex Limit for such month; or

(B)          the amount to be so withdrawn has been approved by the Facility Agent (acting on the instructions of the Majority Lenders) upon written application (with no less than 10 Business Days’ notice prior to the proposed date of such withdrawal) by the Borrower, it being expressly stated in such application stating that it is an application for approval of a one-off withdrawal pursuant to this paragraph (d)(iii)(B) during the applicable calendar month in which such withdrawal is proposed to occur.

Any amount so withdrawn shall be paid directly from the Onshore Controlled Account to the applicable Opex Payee in accordance with the payment instructions set out in such Opex Withdrawal Request. For the avoidance of doubt, and without prejudice to any paragraphs in this Schedule, the Borrower may be an Opex Payee.

(e)             Permitted Opex Limit

(i)        The “Permitted Opex Limit” for each month shall be the sum of:

(A)         the aggregate amount of approved Operating Expenditure for such month which is permitted to be funded from the Onshore Controlled Account as set out in the Approved Opex Budget for such month; and

(B)          any Unusued Opex Limit for the immediately previous month as determined in accordance with paragraph (e)(ii).

For the purposes of the month in which the Initial Utilisation Date occurs, the amount in paragraph (B) shall be deemed to be zero.

(ii)       With effect from the Initial Utilisation Date:

(A)         if any amount is withdrawn and/or transferred from the Onshore Controlled Account during a calendar month in connection with any Opex Withdrawal Request (excluding any amount approved pursuant to paragraph (d)(iii)(B)), the Borrower shall be deemed to have utilised the Permitted Opex Limit for such month to the extent of such amount so withdrawn or transferred (and within such Permitted Opex Limit for such month, the Borrower shall be deemed to have utilised the portion thereof falling within paragraph (B) of the definition of “Permitted Opex Limit” first prior to utilising the portion thereof falling with paragraph (A) of the definition of “Permitted Opex Limit”); and

(B)          to the extent that, as at the end of a month, any portion of the Permitted Opex Limit for such month (falling within paragraph (A) of the definition of “Permitted Opex Limit”) remains unutilised by the Borrower (as determined in accordance with paragraph (e)(ii)(A)), such unutilised portion of the Permitted Opex Limit for such month (falling within paragraph (A) of the definition of “Permitted Opex Limit”) shall constitute the “Unused Opex Limit” for such month. For the avoidance of doubt, any unutilised portion of the Permitted Opex Limit for any month falling within paragraph (B) of the definition of “Permitted Opex Limit” shall not form any part of the Unused Opex Limit for such month.

(f)             Withdrawals - Capital Expenditure

The Borrower may by not less than 3 Business Days’ prior written notice to the AM (with a copy to each of the Facility Agent and the Security Agent), request the AM to authorise a withdrawal from the Onshore Controlled Account for the payment of Capital Expenditure incurred by the Borrower pursuant to a Capex Withdrawal Request duly completed and executed by the Borrower.  Subject to paragraphs (l) and (m), the AM shall authorise such withdrawal if:

(i)        the proposed amount, the proposed date of withdrawal, payment instructions containing the details of the payee of such amount (“Capex Payee”), and the details of the contract between the Borrower and such Capex Payee under which such Capital Expenditure is incurred (“Capex Contract”) are specified in such Capex Withdrawal Request (provided that where such Capex Payee is the LHD Vendor, such payment instructions must specify that such amount so withdrawn must be directly paid into the LHD Vendor Joint Account);

(ii)       the Borrower certifies in such Capex Withdrawal Request:

(A)          that the amount to be so withdrawn shall be applied towards Capital Expenditure incurred by the Borrower;

(B)          the nature of such Capital Expenditure;

(C)          whether such Capital Expenditure constitutes Project Capital Expenditure (in the event where the Borrower certifies in such Capex Withdrawal Request that such Capital Expenditure is Project Capital Expenditure, such Capex Withdrawal Request shall be a “Special Capex Withdrawal Request”, and in the event where the Borrower certifies in such Capex Withdrawal Request that such Capital Expenditure is not Project Capital Expenditure, such Capex Withdrawal Request shall be a “General Capex Withdrawal Request”) (provided that in the case of a Special Capex Withdrawal Request, such Capex Payee must be the LHD Vendor); and

(D)          that no amount has been previous withdrawn or transferred from the Onshore Controlled Account, the Onshore USD Project Account or the Onshore RMB Project Account for such Capital Expenditure;

(iii)      such Capex Withdrawal Request is accompanied by (in the case of a Special Capex Withdrawal Request):

(A)         a copy of the invoice (for an amount not less than such amount to be so withdrawn) issued by the LHD Vendor to the Borrower, which invoice must be an invoice under the Financed LHD Acquisition Agreement or, as the case may be, the Upcoming LHD Acquisition Agreement or (in the case of a General Withdrawal Request) a copy of the invoice (for an amount not less than such amount to be so withdrawn) issued by such Capex Payee; and

(B)          a copy of the invoice (for an amount not less than such amount to be so withdrawn or the equivalent thereof in US dollars) from Power Hydraulics to the LHD Vendor, which invoice must be an invoice under the Power Hydraulics Financed LHD Supply Contact (in the case where an invoice relating to the Financed LHD Acquisition Agreement is delivered under paragraph (iii)(A)) or the Power Hydraulics Upcoming LHD Supply Contract (in the case where an invoice relating to the Financed LHD Acquisition Agreement is delivered under paragraph (iii)(A));

(iv)      (in the case of a Special Capex Withdrawal Request) either:

(A)          the amount to be so withdrawn, when aggregated with (x) all other amounts withdrawn and/or requested to be withdrawn (pursuant to Special Capex Withdrawal Requests) from the Onshore Controlled Account during the calendar month in which such first-mentioned withdrawal is to occur (but excluding any amount approved pursuant to paragraph (f)(iv)(B)) and (y) all amounts withdrawn and/or requested to be withdrawn from the Onshore RMB Project Account pursuant to paragraph 3(e) during the calendar month in which such first-mentioned withdrawal is to occur (but excluding any amount approved pursuant to paragraph 3(e)(iv)(B)), does not exceed the Permitted Project Capex Limit (as defined in paragraph 3(f)) for such month; or

(B)          the amount to be so withdrawn has been approved by the Facility Agent (acting on the instructions of the Majority Lenders) upon written application (with no less than 10 Business Days’ notice prior to the proposed date of such withdrawal) by the Borrower, it being expressly stated in such application stating that it is an application for approval of a one-off withdrawal pursuant to this paragraph (f)(iv)(B) during the applicable calendar month in which such withdrawal is proposed to occur; and

(v)       (in the case of a General Capex Withdrawal Request) either:

(A)          the amount to be so withdrawn, when aggregated with all other amounts withdrawn and/or requested to be withdrawn (pursuant to General Capex Withdrawal Requests) from the Onshore

Controlled Account during the calendar month in which such first-mentioned withdrawal is to occur (but excluding any amount approved pursuant to paragraph (f)(v)(B)), does not exceed the Permitted Capex Limit for such month; or

(B)          the amount to be so withdrawn has been approved by the Facility Agent (acting on the instructions of the Majority Lenders) upon written application (with no less than 10 Business Days’ notice prior to the proposed date of such withdrawal) by the Borrower, it being expressly stated in such application stating that it is an application for approval of a one-off withdrawal pursuant to this paragraph (f)(v)(B) during the applicable calendar month in which such withdrawal is proposed to occur, provided that no withdrawal shall be made from the Onshore Controlled Account pursuant to or in respect of any Special Capex Withdrawal Request unless the balance standing to both Onshore Project Accounts will be zero (after giving effect to any withdrawal from the Onshore RMB Project Account but disregarding, at any time prior to the last day of the first Interest Period for the first Loan, any DSRA Amount retained in the Onshore USD Project Account in accordance with paragraph 3(d)(i)(A)) on the proposed date of withdrawal specified in such Special Capex Withdrawal Request.

Any amount so withdrawn shall be paid directly from the Onshore Controlled Account to the applicable Capex Payee in accordance with the payment instructions set out in such Capex Withdrawal Request (provided that where such Capex Payee is the LHD Vendor, such amount so withdrawn must be directly paid into the LHD Vendor Joint Account).

(g)            Permitted Capex Limit

(i)        The “Permitted Capex Limit” for each month shall be the sum of:

(A)         the aggregate amount of approved Capital Expenditure for such month which is permitted to be funded from the Onshore Controlled Account as set out in the Approved Capex Budget for such month; and

(B)          any Unusued Capex Limit for the immediately previous month as determined in accordance with paragraph (g)(ii).

For the purposes of the month in which the Initial Utilisation Date occurs, the amount in paragraph (B) shall be deemed to be zero.

(ii)       With effect from the Initial Utilisation Date:

(A)         if any amount is withdrawn and/or transferred from the Onshore Controlled Account during a calendar month in connection with any General Capex Withdrawal Request (but excluding any amount approved pursuant to paragraph (f)(v)(B)), the Borrower shall be deemed to have utilised the Permitted Capex Limit for such month to the extent of such amount so withdrawn or transferred; (and within such Permitted Capex Limit for such month, the Borrower shall be deemed to have utilised the portion thereof falling within paragraph (B) of the definition of “Permitted Capex Limit” first prior to utilising the portion thereof falling with paragraph (A) of the definition of “Permitted Capex Limit”); and

(B)          to the extent that, as at the end of a month, any portion of the Permitted Capex Limit for such month (failing within paragraph (A) of the definition of “Permitted Capex Limit”) remains unutilised by the Borrower (as determined in accordance with paragraph (g)(ii)(A)), such unutilised portion of the Permitted Capex Limit for such month (failing within paragraph (A) of the definition of “Permitted Capex Limit”) shall constitute the “Unused Capex Limit” for such month. For the avoidance of doubt, any unutilised portion of the Permitted Capex Limit for any month falling within paragraph (B) of the definition of “Permitted Capex Limited” shall not form any part of the Unused Capex Limit for such month.

(h)            Withdrawals — payment under Transaction Finance Documents

Without prejudice to the rights of the Security Agent under the Security Documents, the Borrower may by not less than three Business Days’ notice request the AM (with a copy to each of the Facility Agent and the Security Agent) to authorise a withdrawal from the Onshore Controlled Account for the payment to the Facility Agent (for and on behalf of the applicable Finance Parties) or any Swap Counterparty of all or any of the Secured Onshore Obligations that are due and payable (which Secured Onshore Obligations do not constitute Operating Expenditure) pursuant to a Finance Document Withdrawal Request duly completed and executed by the Borrower. Subject to paragraphs (l) and (m), the AM shall authorise such withdrawal if:

(i)        the proposed amount, the proposed date of withdrawal, payment instructions containing the details of the payee of such amount (“Transaction Finance Payee”) are specified in such Finance Document Withdrawal Request;

(ii)       the Borrower certifies in such Finance Document Withdrawal Request:

(A)         that the amount to be so withdrawn shall be applied towards payment of (1) all or any of the Secured Onshore Obligations due and payable to the Finance Parties under the Finance Documents or (2) all or any of the Secured Onshore Obligations due and payable to any Swap Counterparty under any Hedging Agreement; and

(B)          that no amount has been previously withdrawn or transferred from the Onshore Controlled Account for such Secured Onshore Obligations; and

(iii)      such Transaction Finance Payee is (in the case where the Borrower certifies in such Finance Document Withdrawal Request that such amount is to be applied towards Secured Onshore Obligations due and payable to the Finance Parties) the Facility Agent or (in the case where the Borrower certifies in such Finance Document Withdrawal Request that such amount is to be applied towards Secured Onshore Obligations due and payable to any Swap Counterparty) such Swap Counterparty.

Any amount so withdrawn shall be paid directly from the Onshore Controlled Account to the applicable Transaction Finance Payee in accordance with the payment instructions set out in such Finance Document Withdrawal Request.

(i)              Withdrawals — Dividends

Without prejudice to the rights of the Security Agent under the Security Documents, the Borrower may by not less than three Business Days’ notice request the AM (with a copy to each of the Facility Agent and the Security Agent) to authorise a withdrawal from the Onshore Controlled Account for the payment of dividends in cash by the Borrower to Parentco as permitted under paragraph (d) of Clause 21.14 (Restricted payments) pursuant to a Dividend Withdrawal Request duly completed and executed by the Borrower. Subject to paragraphs (l) and (m), the AM shall authorise such withdrawal if:

(i)        the proposed amount, the proposed date of withdrawal and payment instructions are specified in such Dividend Withdrawal Request (provided that such Dividend Withdrawal Request must specify that any amount so withdrawn shall be directly paid into the Parentco Controlled Account); and

(ii)       the Borrower certifies in such Dividend Withdrawal Request that the amount to be so withdrawn shall be applied towards payment of dividends in cash by the Borrower to Parentco as permitted under Clause 21.14 (Restricted payments).

Any amount so withdrawn shall be paid directly from the Onshore Controlled Account to the Parentco Controlled Account.

(j)              Withdrawals — transfer to Cash Collateral Account

Without prejudice to the rights of the Security Agent under the Security Documents, the Borrower may by not less than three Business Days’ notice request the AM (with a copy to each of the Facility Agent and the Security Agent) to authorise a transfer from the Onshore Controlled Account to the Onshore Cash Collateral Account.   Subject to paragraphs (l) and (m), the AM shall authorise such withdrawal.

(k)             Withdrawals — transfer to DSRA

Without prejudice to the rights of the Security Agent under the Security Documents, the Borrower may by not less than three Business Days’ notice request the AM (with a copy to each of the Facility Agent and the Security Agent) to authorise a transfer from the Onshore Controlled Account to the DSRA.   Subject to paragraphs (l) and (m), the AM shall authorise such withdrawal.

(l)              Events of Default

If an Event of Default has occurred and is continuing, the Security Agent may, and shall if so directed by the requisite Secured Party or Secured Parties in accordance with the Security Trust Deeds, give notice to AM that no further amount may be withdrawn or transferred from the Onshore Controlled Account except upon the instructions of the Security Agent as so directed by the requisite Secured Party or Secured Parties in accordance with the Security Trust Deed. With effect from the giving of such notice to AM, no further withdrawal or transfer may be made from the Onshore Controlled Account except upon the instructions of the Security Agent (as so directed by the requisite Secured Party or Secured Parties in accordance with the Security Trust Deed), and AM shall not accept or act on the instructions of the Borrower or any person (other than the Security Agent) with respect to the Onshore Controlled Account.

(m)            Priority of withdrawals

In the event that the Onshore Controlled Account does not sufficient balance standing to the credit thereto to enable withdrawals or payments to be made pursuant to this paragraphs 2(d), (f), (h), (i), (j) and/or (k), the balance standing to the credit of the Onshore Controlled Account shall (subject to paragraph (l)) be applied to satisfy withdrawals from the Onshore Controlled Account in the following order of priority:

(i)        first, withdrawals under paragraph 2(j);

(ii)       second, withdrawals under paragraph 2(h);

(iii)      third, withdrawals under paragraph (k);

(iv)      fourth, withdrawals under paragraphs 2(d) and/or (f); and

(v)       fifth, withdrawals under paragraph 2(i).

(n)             Monitoring

(i)        Within 10 Business Days of the end of each month, AM shall provide to each of the Facility Agent and the Security Agent an account statement in respect of the Onshore Controlled Account for such month.

(ii)       Without prejudice to paragraph (n)(i), AM shall set out in each account statement (for the month ending on the last day of any Calculation Period)

in respect of the Onshore Controlled Account (A) the aggregate amount deposited into the Onshore Controlled Account for such Calculation Period and (B) whether such aggregate amount is less than 60% of the projected cash inflow of the Borrower for such Calculation Period as set out in the Base Case Model.

3.           Onshore Project Accounts

(a)             Withdrawals

Without prejudice to the rights of the Security Agent under the Security Documents and subject to paragraphs (g) and (h):

(i)        the Borrower may (but may only) request for a withdrawal from an Onshore Project Account in accordance with paragraphs (b) to (e); and

(ii)       any withdrawal or transfer from, and any other instructions relating to, any Onshore Project Account must be authorised by the AM in writing in order for the same to be effective.

(b)            Withdrawals — transaction expenses

(i)        Within 10 Business Days after the Initial Utilisation Date, the Borrower shall by not less than three Business Days’ notice request the AM (with a copy to the Facility Agent and the Security Agent) to authorise a withdrawal from the Onshore USD Project Account for the payment of all costs and expenses (including without limitation legal fees) properly incurred by any or all of the Calculation Agent, the Facility Agent, the Security Agent and the Arranger which are due on or about the Initial Utilisation Date pursuant to a Transaction Expense Withdrawal Notice duly completed by and executed by the Borrower.

(ii)       Subject to paragraph (h), the Security Agent shall authorise such withdrawal if:

(A)          the proposed amount, the proposed date of withdrawal and payment instructions are specified in such Transaction Expense Withdrawal Request;

(B)          the Borrower certifies in such Transaction Expense Withdrawal Request that the amount to be so withdrawn shall be applied in accordance with paragraph (b)(i);

(C)          such Transaction Expense Withdrawal Request specifies that all of the amount so withdrawn shall be directly to an account of Facility Agent; and

(D)         the aggregate balance standing to the credit of the Onshore USD Project Account after such withdrawal is not less than the DSRA Amount at the time of such withdrawal.

Any amount so withdrawn shall be paid directly from the Onshore USD Project Account to the account of the Facility Agent specified in such Transaction Expense Withdrawal Request.

(c)             Withdrawals — interest payment

(i)        The Borrower may by not less than three Business Days’ notice request the AM (with a copy to the Facility Agent and the Security Agent) to authorise a withdrawal from the Onshore USD Project Account for the payment of interest due and payable on any Loan(s) on the last day of the first Interest Period relating to the first Loan, pursuant to a USD Account Withdrawal Request duly completed by and executed by the Borrower.

(ii)       Subject to paragraph (h), the AM shall authorise such withdrawal if:

(A)         the proposed amount, the proposed date of withdrawal and payment instructions are specified in such USD Account Withdrawal Request;

(B)          the Borrower certifies in such USD Account Withdrawal Request that the amount to be so withdrawn shall be applied in accordance with paragraph (c)(i); and

(C)          such USD Account Withdrawal Request specifies that all of the amount so withdrawn shall be directly to an account of Facility Agent.

Any amount so withdrawn shall be paid directly from the Onshore USD Project Account to the account of the Facility Agent specified in such USD Account Withdrawal Request.

(d)            Withdrawals — Onshore USD Project Account / Transfer

(i)        As soon as the proceeds of any Loan utilised pursuant to this Agreement have been paid into the Onshore USD Project Account, the Borrower shall ensure that:

(A)         firstly, (in the case of the first Loan) an amount equal to the DSRA Amount is set aside in the Onshore USD Project Account for application in accordance with paragraph (c)(i);

(B)          secondly, (in the case of the first Loan) an amount required to comply with paragraph (b)(i) is set aside in the Onshore USD Project Account for application in accordance with paragraph (b)(i) (for the avoidance of doubt, such amount is in addition to the amount to be retained in the Onshore USD Project Account pursuant to paragraph (d)(i)(A)); and

(C)          thirdly, upon verification by SAFE, an amount as verified by SAFE out of the remainder of such proceeds so paid into the Onshore USD Project Account (after the setting aside of any amounts under paragraphs (d)(i)(A) and (d)(i)(B)) is converted into RMB and transferred into the Onshore RMB Project Account.

(ii)       The Borrower may by not less than 3 Business Days’ prior written notice to the AM (with a copy to each of the Facility Agent and the Security Agent), request the AM to authorise a withdrawal from the Onshore USD Project Account for application in accordance with paragraph (d)(i)(C) pursuant to a USD Account Withdrawal Request duly completed and executed by the Borrower. Subject to paragraph (h), the AM shall authorise such withdrawal if:

(A)         the proposed amount, the proposed date of withdrawal, payment instructions containing the details of the payee of such amount are specified in such USD Account Withdrawal Request;

(B)          the Borrower certifies in such USD Account Withdrawal Request that the amount to be so withdrawn shall be applied in accordance with paragraph (d)(i)(C);

(C)          (1) the Borrower specifies in such USD Account Withdrawal Request that all such amount so withdrawn is to be converted by the AM into RMB and paid directly to the Onshore RMB Project Account and (2) the Borrower provides evidence that the applicable SAFE verification with respect to such withdrawal, conversion and transfer into the Onshore RMB Project Account has been completed; and

(D)         (in the case where such withdrawal is to be made on or prior to the last day of the first Interest Period for the first Loan) the aggregate balance standing to the credit of the Onshore USD Project Account after such withdrawal is not less than the DSRA Amount at the time of such withdrawal.

Any amount so withdrawn shall be paid directly from the Onshore USD Project Account to the AM for conversion into RMB and for deposit of the proceeds of such conversion into the Onshore RMB Project Account.

(e)             Withdrawals — Onshore RMB Project Account / Approved Project Capex Schedule

The Borrower may by not less than 3 Business Days’ prior written notice to the AM (with a copy to each of the Facility Agent and the Security Agent), request the AM to authorise a withdrawal from the Onshore RMB Project Account for the payment of Project Capital Expenditure incurred by the Borrower pursuant to a Project Capex Withdrawal Request duly completed and executed by the Borrower.  Subject to paragraph (h), the AM shall authorise such withdrawal if:

(i)        the proposed amount, the proposed date of withdrawal and payment instructions containing the details of the payee of such amount (“Project

Capex Payee”), provided that such Project Capex Payee must be the LHD Vendor and such payment instructions must specify that such amount so withdrawn must be directly paid into the LHD Vendor Joint Account;

(ii)       the Borrower certifies in such Project Capex Withdrawal Request (A) that the amount to be so withdrawn shall be applied towards Project Capital Expenditure incurred by the Borrower under (x) the Financed LHD Acquisition Agreement in respect of the acquisition of Financed LHD Units thereunder or (y) the Upcoming LHD Acquisition Agreement in respect of the acquisition of Upcoming LHD Units thereunder, (B) that such Project Capex Payee is the LHD Vendor and is the person entitled to receive such amount under the Financed LHD Acquisition Agreement or, as the case may be, the Upcoming LHD Acquisition Agreement and (C) that no amount has been previous withdrawn or transferred from the Onshore RMB Project Account or the Onshore Controlled Account for such Capital Expenditure;

(iii)      such Project Capex Withdrawal Request is accompanied by:

(A)          a copy of the invoice (for an amount not less than such amount to be so withdrawn) issued by the LHD Vendor to the Borrower, which invoice must be an invoice under the Financed LHD Acquisition Agreement or, as the case may be, the Upcoming LHD Acquisition Agreement; and

(B)          a copy of the invoice (for an amount not less than such amount to be so withdrawn or the equivalent thereof in US dollars) from Power Hydraulics to the LHD Vendor, which invoice must be an invoice under the Power Hydraulics Financed LHD Supply Contact (in the case where an invoice relating to the Financed LHD Acquisition Agreement is delivered under paragraph (iii)(A)) or the Power Hydraulics Upcoming LHD Supply Contract (in the case where an invoice relating to the Financed LHD Acquisition Agreement is delivered under paragraph (iii)(A)); and

(iv)      either:

(A)          the amount to be so withdrawn, when aggregated with (x) all other amounts withdrawn and/or requested to be withdrawn from the Onshore RMB Project Account pursuant to this (e) during the calendar month in which such first-mentioned withdrawal is to occur (excluding any amount approved pursuant to paragraph (e)(iv)(B)) and (y) all amounts withdrawn and/or requested to be withdrawn from the Onshore Controlled Account during the calendar month in which such first-mentioned withdrawal is to occur pursuant to Special Capex Withdrawal Requests (excluding any amount approved pursuant to paragraph 2(f)(iv)(B)), does not exceed (or the equivalent thereof in RMB) the Permitted Project

Capex Limit for such month; or

(B)          the amount to be so withdrawn has been approved by the Facility Agent (acting on the instructions of the Majority Lenders) upon written application (with no less than 10 Business Days’ notice prior to the proposed date of such withdrawal) by the Borrower, it being expressly stated in such application stating that it is an application for approval of a one-off withdrawal pursuant to this paragraph (e)(iv)(B) during the applicable calendar month in which such withdrawal is proposed to occur.

Any amount so withdrawn shall be paid directly from the applicable Onshore RMB Project Account into the LHD Vendor Joint Account.

(f)             Permitted Project Capex Limit

(i)        The “Permitted Project Capex Limit” for each month shall be the sum of:

(A)         the aggregate amount of approved Capital Expenditure for such month as set out in the Approved Project Capex Schedule; and

(B)          any Unusued Project Capex Limit for the immediately previous month as determined in accordance with paragraph (f)(ii).

For the purposes of the month in which the Initial Utilisation Date occurs, the amount in paragraph (B) shall be deemed to be zero.

(ii)       With effect from the Initial Utilisation Date:

(A)         if (x) any amount is withdrawn and/or transferred from the Onshore RMB Project Account during a calendar month in connection with any Project Capex Withdrawal Request (excluding any amount approved pursuant to paragraph (e)(iv)(B)) and/or (y) any amount is withdrawn and/or transferred from the Onshore Controlled Account during a calendar month in connection with any Special Capex Withdrawal Request (excluding any amount approved pursuant to paragraph 2(f)(iv)(B)), the Borrower shall be deemed to have utilised the Permitted Project Capex Limit for such month to the extent of such amount so withdrawn or transferred (or the equivalent thereof in RMB); and

(B)          to the extent that, as at the end of a month, any portion of the Permitted Project Capex Limit for such month remains unutilised by the Borrower (as determined in accordance with paragraph (f)(ii)(A)), such unutilised portion of the Permitted Project Capex Limit for such month shall constitute the “Unused Project Capex Limit” for such month.

(iii)      For the avoidance of doubt, any Unused Project Capex for any month may be allowed to carry forward indefinitely to subsequent months in accordance with this paragraph (f).

(g)            Withdrawals — Onshore RMB Project Account / Unused balance

Subject to paragraph (h), when all payments contemplated under the entire Approved Project Capex Schedule (not, for the avoidance of doubt, payments for a particular month covered by the Approved Project Capex Schedule) have been fully made, if there is any balance then standing to the credit of the Onshore RMB Project, all of such balance shall be transferred to the Onshore Controlled Account pursuant to the terms of the Account Control Agreement.

(h)            Events of Default

If an Event of Default has occurred and is continuing, the Security Agent may, and shall if so directed by the requisite instructing Secured Party or Secured Parties in accordance with the provisions of the Security Trust Deed, give notice to AM that no further amount may be withdrawn or transferred from any Onshore Project Account except upon the instructions of the Security Agent as so directed by the requisite instructing Secured Party or Secured Parties in accordance with the provisions of the Security Trust Deed.  With effect from the giving of such notice to AM, no further withdrawal or transfer may be made from such Onshore Project Account except upon the instructions of the Security Agent as so directed by the requisite instructing Secured Party or Secured Parties in accordance with the provisions of the Security Trust Deed, and AM shall not accept or act on the instructions of the Borrower or any person (other than the Security Agent) with respect to such Onshore Project Account.

(i)              Monitoring

Within 10 Business Days of the end of each month, AM shall provide to each of the Facility Agent and the Security Agent an account statement in respect of each Onshore Project Account for such month.

4.           Onshore Cash Collateral Account

(a)             Sole signing authority

The Security Agent shall have sole signing authority with respect to the Onshore Cash Collateral Account.  Any withdrawal or transfer from, and any other instructions relating to, the Onshore Cash Collateral Account shall require the written instructions of the Security Agent.

(b)            Receipts

(i)        The Borrower shall procure deposits into the Onshore Cash Collateral Account in accordance with paragraph 1 of Schedule 13 (Conditions subsequent).

(ii)       AM shall promptly notify each of the Facility Agent and the Security

Agent whether the deposit required to be made into the Onshore Cash Collateral Account on each of the dates falling 6 Months and 9 Months after the Initial Utilisation Date respectively in accordance with paragraph 1 of Schedule 13 (Conditions subsequent) has been made by 3pm (Tianjin time) on such date.

(c)             Withdrawals

Without prejudice to the rights of the Security Agent under the Security Documents, provided that (A) no Event of Default is continuing and (B) the aggregate amount paid into the Onshore Cash Collateral Account in accordance with paragraph 1 of Schedule 13 (Conditions subsequent) is not less than minimum amount required thereunder (as at the date falling 9 Months after the Initial Utilisation Date):

(i)        the Borrower may, in the event of any voluntary prepayment under Clause 8.5 (Voluntary prepayment of Loans) which is not made by an amount withdrawn from the Onshore Cash Collateral Account pursuant to this paragraph (i), request the Security Agent (by not less than three Business Days’ notice to the Security Agent, such notice expiring on the date on which such voluntary prepayment is made) to authorise a withdrawal from the Onshore Cash Collateral Account in an aggregate amount not exceeding the equivalent in RMB of 15% of the amount of such prepayment to be applied towards voluntary repayment under Clause 8.5 (Voluntary prepayment of Loans);

(ii)       the Security Agent shall authorise such withdrawal from the Onshore Cash Collateral Account requested by the Borrower in accordance with paragraph (c)(i); and

(iii)      the amount so withdrawn shall be paid to an account designated by the Facility Agent for the purpose of paragraph (c)(i).

(d)            Monitoring

Within 10 Business Days of the end of each month, AM shall provide to each of the Facility Agent and the Security Agent an account statement in respect of the Onshore Cash Collateral Account for such month.

5.           Debt Service Reserve Account

(a)             Sole signing authority

The Security Agent shall have sole signing authority with respect to the DSRA.  Any withdrawal or transfer from, and any other instructions relating to, the DSRA shall require the written instructions of the Security Agent.

(b)            Withdrawals

Without prejudice to the rights of the Security Agent under the Security Documents, the Security Agent may from time to time apply amounts standing to the credit of the DSRA towards the payment of (or conversion into the applicable currency or currencies for application towards the payment of) amounts that are due and payable but unpaid under the Transaction Finance Documents (or any of them).  For the avoidance of doubt, the applicable Obligor(s) shall remain liable for the payment of any amount that is due and payable under the Transaction Finance Documents to the extent that any amount so withdrawn or the proceeds of conversion of any amount so withdrawn are insufficient to discharge such amount that is due and payable under the Transaction Finance Documents.

6.           Parento Controlled Account

(a)             Withdrawals

Without prejudice to the rights of the Security Agent under the Security Documents and subject to paragraph (c):

(i)        Parentco may (but may only) request for a withdrawal from the Parentco Controlled Account in accordance with paragraph (b); and

(ii)       any withdrawal or transfer from, and any other instructions relating to, the Parentco Controlled Account must be authorised by the Security Agent in writing in order for the same to be effective.

(b)            Withdrawals - dividends, reinvestment or repayment of Permitted Sponsor Subordinated Debt

Without prejudice to the rights of the Security Agent under the Security Documents:

(i)        Parentco may by not less than three Business Days’ notice request the Security Agent (with a copy to the Facility Agent) to authorise a withdrawal from the Parentco Controlled Account for:

(A)         the payment of dividends in cash by Parentco to Holdco as permitted under paragraph (c) of Clause 21.14 (Restricted payments);

(B)          the injection of any amount by Parentco into any wholly-owned Subsidiary of Parentco established or to be established in the PRC (provided that the written consent of the Facility Agent (acting on the instructions of the Majority Lenders), in respect of the establishment of such Subsidiary and such injection shall have been obtained); or

(C)          the repayment in cash by Parentco to the Sponsor of any Permitted Sponsor Subordinated Debt, which repayment is permitted under paragraph (h) of Clause 21.14 (Restricted payments) and the terms of the applicable Subordination Deed relating to such Permitted Sponsor Subordinated Debt, in each case pursuant to a Parentco Withdrawal Request duly completed and executed by Parentco; and

(ii)       subject to paragraph (c), the Security Agent shall authorise such withdrawal if:

(A)          the proposed amount, the proposed date of withdrawal and payment instructions are specified in such Parentco Withdrawal Request;

(B)          Parentco certifies in such Parentco Withdrawal Request that the amount to be so withdrawn shall be applied in accordance with paragraph (b)(i)(A) or (b)(i)(B) or (b)(i)(C);

(C)          (in the case where Parentco certifies in such Parentco Withdrawal Request that the amount to be so withdrawn shall be applied in accordance with paragraph (b)(i)(A)) such Parentco Withdrawal Request specifies that all of the amount so withdrawn shall be remitted directly to an account of Holdco and shall be accompanied by a copy of the written notification of the Calculation Agent that the Calculation Agent is (based on the audited financial statements of the Borrower for the applicable Financial Year supplied by the Borrower pursuant to paragraph (a) of Clause 19.1 (Financial statements)) satisfied that the payment of dividends by Parentco to Holdco out of the amount to be so withdrawn is permitted under paragraph (c) of Clause 21.14 (Restricted payments).  The Calculation Agent shall, as soon as reasonably practicable after it has received (1) written request by the Borrower and Parentco, (2) the applicable financial statements of the Borrower under paragraph (a) of Clause 19.1 (Financial statements), and (3) certification by the Borrower (setting out reasonable details) in such form as the Calculation Agent may require (acting reasonably) for the purpose of verifying compliance with paragraph (c) of Clause 21.14 (Restricted payments), if the Calculation Agent is so satisfied that such dividends are permitted under paragraph (c) of Clause 21.14 (Restricted payments), issue such written notification;

(D)          (in the case where Parentco certifies in such Parentco Withdrawal Request that the amount to be so withdrawn shall be applied in accordance with paragraph (b)(i)(B)) such Parentco Withdrawal Request shall be accompanied by a copy of the written consent of the Facility Agent with respect to such withdrawal and the account into which such amount so withdrawn is to be paid (as set out in such Parentco Withdrawal Request) complies with the terms of such written consent of the Facility Agent (acting on the instructions of the Majority Lenders); and

(E)           (in the case where Parentco certifies in such Parentco Withdrawal

Request that the amount to be so withdrawn shall be applied in accordance with paragraph (b)(i)(C)) such Parentco Withdrawal Request specifies that (1) all of the amount so withdrawn shall be remitted directly to an account of the Sponsor, (2) the amount of Permitted Loan(s) has been reduced (through repayment in cash) by an amount not less than the amount to be so withdrawn and (3) no withdrawal (other than the withdrawal that is the subject of such Parentco Withdrawal Request) from the Parentco Controlled Account has been made or requested on account of or in connection with such reduction in the amount of Permitted Loan(s), and such Parentco Withdrawal Request shall be accompanied by a copy of a written notification from the Facility Agent to the effect that the Facility Agent (acting on the instructions of the Majority Lenders) is satisfied that (x) the application of the amount to be so withdrawn in accordance with paragraph (b)(i)(C) is permitted under paragraph (h) of Clause 21.14 (Restricted payments), (y) the amount of Permitted Loan(s) has been reduced (through repayment in cash) by an amount not less than the amount to be so withdrawn and (z) no withdrawal (other than the withdrawal that is the subject of such Parentco Withdrawal Request) from the Parentco Controlled Account has been made or requested on account of or in connection with such reduction in the amount of Permitted Loan(s).

Any amount so withdrawn shall be paid directly from the Parentco Controlled Account to (1) (in the case where Parentco certifies in such Parentco Withdrawal Request that the amount to be so withdrawn shall be applied in accordance with paragraph (b)(i)(A)) an account of Holdco specified in such Parentco Withdrawal Request or (2) (in the case where Parentco certifies in such Parentco Withdrawal Request that the amount to be so withdrawn shall be applied in accordance with paragraph (b)(i)(B)) the account specified in such Parentco Withdrawal Request or (3) (in the case where Parentco certifies in such Parentco Withdrawal Request that the amount to be so withdrawn shall be applied in accordance with paragraph (b)(i)(C)) an account of the Sponsor specified in such Parentco Withdrawal Request. Neither the Calculation Agent nor the Facility Agent shall have any liability or responsibility to any Secured Party, any Obligor or any member of the Group for any inaccuracy in its calculations or for accepting or relying on any evidence or confirmation that it may think fit at its discretion for the purposes of giving (or refraining from giving) such notification under paragraph (C) or (E).  A Transaction Agent may (but is under no obligation to) notify the Lenders or any other Finance Party of the issuance (or refusal to issue) of any such notification.

(c)             Events of Default

If an Event of Default has occurred and is continuing, no further amount may be withdrawn or transferred from the Parentco Controlled Account except upon the instructions of the Security Agent (acting on the instructions of the Majority Lenders).

7.           Other Accounts

The Borrower shall:

(a)             notify each of the Facility Agent and the Security Agent of each of its accounts (other than the accounts specified in paragraph 1(a)) promptly upon the establishment of such account; and

(b)            provide each of the Facility Agent and the Security Agent a monthly statement in respect of each such account (including without limitation details on the balance standing to the credit thereof and transactions during the applicable month) within 10 Business Days after the end of each month.

8.           Currency conversion

In the event that the currency in which any payment (to which any amount withdrawn from any of the Onshore Controlled Account, the Onshore USD Project Account, the Onshore RMB Project Account, the Onshore Cash Collateral Account and/or the DSRA pursuant to this Schedule is to be applied) is due is different from the currency of such amount so withdrawn, the Borrower shall be responsible to convert such amount withdrawn into such currency in which such payment is due at a prevailing market rate of exchange.

SCHEDULE 7

INTENTIONALLY LEFT BLANK

SCHEDULE 8

FORM OF NOTICE OF INTENTION TO PUT

To:          [name of Facility Agent] as Facility Agent

From:      [name of Lender]

Facility Agreement dated [                              ] and made between, among others, Tianjin New Highland Science and Technology Development Co., Ltd. as Borrower and Deutsche Bank AG, Hong Kong Branch as Arranger and Facility Agent (as amended and restated pursuant to an amendment agreement dated [              ] and a second amendment agreement dated [              ] and as amended from time to time, the “Facility Agreement”)

1.           We refer to the Facility Agreement.  This is a Notice of Intention to Put.  Terms and expressions defined in and or construed for the purposes of the Agreement have the same meaning when used herein.

2.           Pursuant to Clause 8.2 (Lenders’ Put Option) of the Facility Agreement, we hereby give you notice that we require all of our participation in each of the Loans to be repaid by the Borrower on the Put Option Date.

Yours faithfully

authorised signatory
for and on behalf of
[Name of Lender]

SCHEDULE 9
FORM OF LENDER ACCESSION MEMORANDUM

To:          [name of Facility Agent] as Facility Agent

[name of Security Agent] as Security Agent

From:      Deutsche Bank AG, Hong Kong Branch (the “Arranger”)

The persons listed in the Schedule hereto (the “Acceding Lenders”)

Date:

Dear Sirs

Facility Agreement dated [                                ] and made between, among others, Tianjin New Highland Science and Technology Development Co., Ltd. as Borrower and Deutsche Bank AG, Hong Kong Branch as Arranger and the Facility Agent (as amended and restated pursuant to an amendment agreement dated [           ] and a second amendment agreement dated [            ] and as amended from time to time, the “Facility Agreement”)

Security Trust Deed dated [                ] between, among others, Deutsche Bank AG, Hong Kong Branch as facility agent, Deutsche Bank AG, Hong Kong Branch as facility calculation agent,  DB Trustees (Hong Kong) Limited as security trustee and Deutsche Bank AG, Hong Kong Branch as arranger (as amended from time to time, the “Security Trust Deed”)

1.           We refer to the Facility Agreement and Security Trust Deed.  This is a Lender Accession Memorandum.  Terms and expressions defined in or construed for the purposes of the Security Trust Deed shall bear the same meaning herein, provided that for the purposes of paragraphs 2 and 3 and the Schedule hereto, terms and expressions defined in or construed for the purposes of the Facility Agreement shall bear the same meaning in paragraphs 2 and 3 and the Schedule hereto unless otherwise defined in this Lender Accession Memorandum.

2.           This Lender Accession Memorandum relates to and is delivered in respect of a Tranche (and the commitments represented by the Commitments of the Acceding Lenders specified in the Schedule hereto shall constitute or form part of a Tranche), with Tranche Number                       *.  Each of the Acceding Lenders and the Arranger hereby delivers this Lender Accession Memorandum pursuant to Clause 4.1 (Accession) of the Facility Agreement.

3.           Each of the Acceding Lenders agree and confirms that it shall, upon becoming a Party to the Facility Agreement in accordance with pursuant to Clause 4 (Accession of Lenders) thereof, be bound by the terms of the Facility Agreement as a Lender with a Commitment in respect of Tranche                       * as set out beside its name under the heading “Commitment” in the Schedule hereto (in addition to any Commitment for any Tranche that it may already have).

* Insert relevant Tranche Number e.g. “Two”, “Three” or “Four” etc.

4.           Each Acceding Lender agrees to become party to the Security Trust Deed as a “Lender” pursuant to Clause 9.2 (Accession of New Lender) of the Security Trust Deed.

5.           The address, fax number and attention details for notices for each of the Acceding Lender for the purposes of 30.2 (Addresses) of the Facility Agreement and Clause 15.2 (Addresses for notices) of the Security Trust Deed are set out in the signature block of each Acceding Lender in this Lender Accession Memorandum.

6.           Each Acceding Lender expressly acknowledges the limitations on the obligations of the Secured Parties set out in Clause 9.3 (Limitation of responsibility of Existing Lender and Secured Parties) of the Security Trust Deed.

7.           This Lender Accession Memorandum may be executed in any number of counterparts and this has the same effect as if the signatures and/or execution on the counterparts were on a single copy of this Lender Accession Memorandum.

8.           This Lender Accession Memorandum shall be governed by and construed in accordance with the laws of Hong Kong.

THE SCHEDULE

Name of Acceding Lender	Commitment (US$)

[insert name of each Acceding Lender]

IN WITNESS WHEREOF this Lender Accession Memorandum has been duly executed by the Arranger and each Acceding Lender and shall (for the purposes of the Security Trust Deed and accession of each Acceding Lender thereto) take effect as a deed and is intended to be delivered and is hereby delivered on the date first above written.

Arranger

SIGNED, SEALED and DELIVERED

as a DEED for and on behalf of

DEUTSCHE BANK AG, HONG KONG BRANCH

by

[name of signatory]]

Acceding Lender

[THE COMMON SEAL of	)
[the applicable Acceding Lender]	)
was hereunto affixed	)
in the presence of	)

Signature of witness:

Name of witness:

Address:

Fax:

Attention:]

[SIGNED, SEALED and DELIVERED	)
as a DEED for and on behalf of	)
[the applicable Acceding Lender]	)
by	)
[name of signatory]	)

Address:

Fax:

Attention:]

This Lender Accession Memorandum is accepted by the Facility Agent and the Facility Agent hereby confirms that the Accession Date with respect to this Lender Accession Memorandum is [insert date].

[name of Facility Agent] as Facility Agent

By:

SCHEDULE 10
INTENTIONALLY LEFT BLANK

SCHEDULE 11
INTENTIONALLY LEFT BLANK

SCHEDULE 12
CONDITIONS PRECEDENT FOR SUBSEQUENT TRANCHES

In respect of any Tranche (other than Tranche One):

1.           Evidence that the available foreign debt quota of the Borrower is not less than US$50,000,000 plus the aggregate Commitments of the Lenders in respect of each Tranche (other than Tranche One), provided that in calculating the aggregate Commitments of the Lenders in respect of any Tranche, the aggregate maximum Commitments of the Lenders in respect of such Tranche shall be used irrespective of any subsequent reduction in any such Commitment.

2.           A copy of the foreign debt registration certificate issued by SAFE in respect of the supplement to this Agreement for such Tranche unless the Security Agent is satisfied (upon advice by its PRC counsel) that the foreign debt registration referred to in paragraph 6(i) of Schedule 2 (Conditions Precedent for initial Utilisation) is sufficient to cover such Tranche.

3.           A copy of any other Authorisation or other document, opinion or assurance which the Facility Agent considers to be necessary or desirable (upon the advice of its PRC counsel) in connection with such Tranche.

4.           A legal opinion of legal counsel to the Facility Agent in the PRC, in form and substance satisfactory to the Facility Agent.

5.           A certificate of an authorised signatory of the Borrower certifying that each copy document specified in this Schedule 12 and/or any document or evidence delivered hereunder in copy form is correct, complete and in full force and effect as at a date no earlier than the date of the last Lender Accession Memorandum delivered in respect of such Tranche.

SCHEDULE 13
CONDITIONS SUBSEQUENT

Part I  General

Each Obligor party hereto shall:

1.           ensure that:

(a)             an amount of not less than RMB25,000,000 shall be deposited into the Onshore Cash Collateral Account on or after the Initial Utilisation Date but on or prior to the date falling 6 Months of the Initial Utilisation Date; and

(b)            (in addition to paragraph 1(a)) an additional amount of not less than RMB25,000,000 shall be deposited into the Onshore Cash Collateral Account on or after the Initial Utilisation Date but on or prior to the date falling 9 Months of the Initial Utilisation Date; and

(c)             certificates of deposit are promptly issued by the AM (and such issuance promptly notified in writing to the Security Agent) and each such certificate of deposit relating to the Onshore Cash Collateral Account is promptly pledged in favour of, and delivered to the possession of, the Security Agent pursuant to the Pledge over Deposit Certificates;

2.           ensure that by no later than the time when the payment of the third instalment (or, if earlier, the final instalment) of the purchase consideration payable by the Borrower under the Financed LHD Acquisition Agreement is paid, the Borrower shall have entered into Financed LHD Contracts that together provide the use or deployment of at least 6 Financed LHD Units, and shall have delivered copies (certified to be true, complete and up-to-date) thereof to the Arranger;

3.           deliver to the Arranger by no later than 30 days after the Initial Utilisation Date evidence in form and substance satisfactory to the Arranger that the two Upcoming LHD Units have been shipped out of a port at the United States of America;

4.           ensure that the Sky Non-Compete Undertaking is entered into by the parties thereto, and deliver to the Arranger a certified copy thereof, by no later than the earlier of (i) the Qualifying IPO and (ii) the date falling six Months after the Initial Utilisation Date;

5.           deliver to the Arranger by no later than the date falling 60 days after the Initial Utilisation Date a copy of the licensing agreement entered into between the Borrower as owner of the MD Patent and  as licensee in respect of the manufacture and supply of MD solution to the Borrower on an exclusive basis (the “MD Licensing Agreement”), including without limitation restrictions on any licensing, supply or sub-licensing of the MD or any rights thereto by ; and

6.           procure that there shall be delivered to the Arranger, by no later than the date falling 60 days after the Initial Utilisation Date:

(a)             evidence of the completion the acquisition of the MD Patent by the Borrower;

(b)            evidence of the completion of registration of the MD Patent with SIPO in the name of the Borrower; and

(c)             the MD Patent related documents pursuant to the MD Patent Acquisition Agreement,

in each case in form and substance satisfactory to the Arranger.

Part II  Security

Each Obligor party hereto shall:

7.           procure that there shall be delivered to the Facility Agent within 30 days after the Initial Utilisation Date:

(a)             a copy (certified by the Borrower to be true, complete and up-to-date) of the approval of MOFCOM in respect of the Equity Pledge over Borrower;

(b)            evidence (in form and substance satisfactory to the Facility Agent) that the Equity Pledge over Borrower has been duly registered with SAIC; and

(c)             a legal opinion (with respect the Equity Pledge over Borrower) issued by PRC counsel to the Facility Agent and in form and substance satisfactory to the Facility Agent;

8.           procure that (in the case where any supplement relating to the Equity Pledge over Borrower has been executed after the date of the Equity Pledge over Borrower in accordance with any Finance Document and/or to the extent required under PRC law or by the relevant PRC authorities) there shall be delivered to the Facility Agent within 30 days after the date of such supplement:

(a)             a copy (certified by the Borrower to be true, complete and up-to-date) of the approval of MOFCOM in respect of such supplement;

(b)            evidence (in form and substance satisfactory to the Facility Agent) that such supplement has been duly registered with SAIC; and

(c)             a legal opinion (with respect such supplement) issued by PRC counsel to the Facility Agent and in form and substance satisfactory to the Facility Agent;

9.           in respect of the Mortgage over LHD Units relating to the 2 Existing LHD Units:

(a)             procure that there shall be delivered to the Facility Agent within 30 days after the Initial Utilisation Date, a copy (certified by the Borrower to be true, complete and up-to-date) of the registration with SAIC in respect of the Mortgage over LHD Units;

(b)            use its best efforts to procure that there shall be delivered to the Facility Agent within 90 days after the Initial Utilisation Date, a copy (certified by the Borrower to be true, complete and up-to-date) of the registration with SAFE in respect of the Mortgage over LHD Units and a copy (certified by the Borrower to be true, complete and up-to-date) of the approval of MOFCOM in respect of the Mortgage over LHD Units, provided that if the Borrower fails to obtain (upon using its best efforts) such registration and approval, the Borrower shall use its best effort to procure that there shall be delivered to the Facility Agent within 90 days after the Initial Utilisation Date, a copy (certified by the Borrower to be true, complete and up-to-date) of the rejection of the application for registration issued by SAFE in respect of the Mortgage over LHD Units and a copy (certified by the Borrower to be true, complete and up-to-date) of the rejection of the application for approval issued by MOFCOM in respect of the Mortgage over LHD Units; provided further that if the Borrower still fails (upon using its best efforts) to obtain such rejection of application, the Borrower shall procure that there shall be delivered to the Facility Agent within 90 days after the Initial Utilisation Date, a copy (certified by the Borrower to be true, complete and up-to-date) of the postmarked receipt of the registration mail(s) evidencing that applications to SAFE and MOFCOM for the registration and approval in respect of the Mortgage over LHD Units have been delivered to SAFE and MOFCOM respectively; and

(c)             procure that there shall be delivered to the Facility Agent within 90 days after the Initial Utilisation Date, a legal opinion (with respect the Mortgage over LHD Units) issued by PRC counsel to the Facility Agent and in form and substance satisfactory to the Facility Agent;

10.         in respect of the Mortgage over LHD Units relating to the 2 Upcoming LHD Units:

(a)             procure that there shall be delivered to the Facility Agent within 30 days after the date of the completion of the customs clearance (in the PRC) of the 2 Upcoming LHD Units, supplement(s) to the Mortgage over LHD Units relating to the 2 Upcoming LHD Units;

(b)            procure that there shall be delivered to the Facility Agent within 60 days after the date of the completion of the customs clearance (in the PRC) of the 2 Upcoming LHD Units, a copy (certified by the Borrower to be true, complete and up-to-date) of the registration with SAIC in respect of the Mortgage over LHD Units relating to the 2 Upcoming LHD Units;

(c)             use its best efforts to procure that there shall be delivered to the Facility Agent within 90 days after the date of the completion of the customs clearance (in the PRC) of the 2 Upcoming LHD Units, a copy (certified by the Borrower to be true, complete and up-to-date) of the registration with SAFE in respect of the Mortgage over LHD Units relating to the 2 Upcoming LHD Units and a copy (certified by the Borrower to be true, complete and up-to-date) of the approval of MOFCOM in respect of the Mortgage over LHD Units relating to the 2 Upcoming LHD Units, provided that if the Borrower fails to obtain (upon using its best efforts) such registration and approval, the Borrower shall use its best effort to procure that there shall be delivered to the Facility Agent within 90 days after the date of the completion of the customs clearance (in the PRC) of the 2 Upcoming LHD Units, a copy (certified by the Borrower to be true, complete and up-to-date) of the rejection of the application for registration issued by SAFE in respect of the Mortgage over LHD Units relating to the 2 Upcoming LHD Units and a copy (certified by the Borrower to be true, complete and up-to-date) of the rejection of the application for approval issued by MOFCOM in respect of the Mortgage over LHD Units relating to the 2 Upcoming LHD Units; provided further that if the Borrower still fails (upon using its best efforts) to obtain such rejection of application, the Borrower shall procure that there shall be delivered to the Facility Agent within 90 days after the date of the completion of the customs clearance of the 2 Upcoming LHD Units, a copy (certified by the Borrower to be true, complete and up-to-date) of the postmarked receipt of the registration mail(s) evidencing that applications to SAFE and MOFCOM for the registration and approval in respect of the Mortgage over LHD Units relating to the 2 Upcoming LHD Units have been delivered to SAFE and MOFCOM respectively;

(d)                                     procure that there shall be delivered to the Facility Agent within 90 days after the date of the completion of the customs clearance (in the PRC) of the 2 Upcoming LHD Units, a legal opinion (with respect the Mortgage over LHD Units relating to the 2 Upcoming LHD Units) issued by PRC counsel to the Facility Agent and in form and substance satisfactory to the Facility Agent;

11.                           in respect of the Mortgage over LHD Units relating to the 6 Financed LHD Units:

(a)                                      procure that there shall be delivered to the Facility Agent within 30 days after the date of the completion of the customs clearance (in the PRC) of the 6 Financed LHD Units, supplement(s) to the Mortgage over LHD Units relating to the 6 Financed LHD Units;

(b)                                     procure that there shall be delivered to the Facility Agent within 60 days after the date of the completion of the customs clearance (in the PRC) of the 6 Financed LHD Units, a copy (certified by the Borrower to be true, complete and up-to-date) of the registration with SAIC in respect of the Mortgage over LHD Units relating to the 6 Financed LHD Units;

(c)                                      use its best efforts to procure that there shall be delivered to the Facility Agent within 90 days after the date of the completion of the customs clearance(in the PRC) of the 6 Financed LHD Units, a copy (certified by the Borrower to be true, complete and up-to-date) of the registration with SAFE in respect of the Mortgage over LHD Units relating to the 6 Financed LHD Units and a copy (certified by the Borrower to be true, complete and up-to-date) of the approval of MOFCOM in respect of the Mortgage over LHD Units relating to the 6 Financed LHD Units, provided that if the Borrower fails to obtain (upon using its best efforts) such registration and approval, the Borrower shall use its best effort to procure that there shall be delivered to the Facility Agent within 90 days after the date of the completion of the customs clearance of the 6 Financed LHD Units, a copy (certified by the Borrower to be true, complete and up-to-date) of the rejection of the application for registration issued by SAFE in respect of the Mortgage over LHD Units relating to the 6 Financed LHD Units and a copy (certified by the Borrower to be true, complete and up-to-date) of the rejection of the application for approval issued by MOFCOM in respect of the Mortgage over LHD Units relating to the 6 Financed LHD Units; provided further that if the Borrower still fails (upon using its best efforts) to obtain such rejection of application, the Borrower shall procure that there shall be delivered to the Facility Agent within 90 days after the date of the completion of the customs clearance (in the PRC) of the 6 Financed LHD Units, a copy (certified by the Borrower to be true, complete and up-to-date) of the postmarked receipt of the registration mail(s) evidencing that applications to SAFE and MOFCOM for the registration and approval in respect of the Mortgage over LHD Units relating to the 6 Financed LHD Units have been delivered to SAFE and MOFCOM respectively; and

(d)                                     procure that there shall be delivered to the Facility Agent within 90 days after the date of the completion of the customs clearance (in the PRC) of the 6 Financed LHD Units, a legal opinion (with respect the Mortgage over LHD Units relating to the 6 Financed LHD Units) issued by PRC counsel to the Facility Agent and in form and substance satisfactory to the Facility Agent;

12.                           in respect of any other supplement relating to the Mortgage over LHD Units which is executed after the date of the Mortgage over LHD Units in accordance with any Finance Document and/or to the extent required under PRC law or by the relevant PRC authorities:

(a)                                      procure that there shall be delivered to the Facility Agent within 30 days after the date of such supplement a copy (certified by the Borrower to be true, complete and up-to-date) of the registration with SAIC in respect of such supplement;

(b)                                     use its best efforts to procure that there shall be delivered to the Facility Agent within 90 days after the date of such supplement, a copy (certified by the Borrower to be true, complete and up-to-date) of the registration with SAFE in respect of the Mortgage over LHD Units relating to such supplement and a copy (certified by the Borrower to be true, complete and up-to-date) of the approval of MOFCOM in respect of the Mortgage over LHD Units relating such supplement, provided that if the Borrower fails to obtain (upon using its best efforts) such registration and approval, the Borrower shall use its best effort to procure that there shall be delivered to the Facility Agent within 90 days after the date of such supplement, a copy (certified by the Borrower to be true, complete and up-to-date) of the rejection of the application for registration issued by SAFE in respect of the Mortgage over LHD Units relating to such supplement and a copy (certified by the Borrower to be true, complete and up-to-date) of the rejection of the application for approval issued by MOFCOM in respect of the Mortgage over LHD Units relating such supplement; provided further that if the Borrower still fails (upon using its best efforts) to obtain such rejection of application, the Borrower shall procure that there shall be delivered to the Facility Agent within 90 days after the date of such supplement, a copy

(certified by the Borrower to be true, complete and up-to-date) of the postmarked receipt of the registration mail(s) evidencing that applications to SAFE and MOFCOM for the registration and approval in respect of the Mortgage over LHD Units relating to such supplement have been delivered to SAFE and MOFCOM respectively; and

(c)                                      procure that there shall be delivered to the Facility Agent within 90 days after the date of such supplement a legal opinion (with respect such supplement) issued by PRC counsel to the Facility Agent and in form and substance satisfactory to the Facility Agent;

13.                           in respect of the Pledge over Receivables relating to the 2 Existing LHD Contracts:

(a)                                      procure that there shall be delivered to the Facility Agent within 14 days after the Initial Utilisation Date, a copy (certified by the Borrower to be true, complete and up-to-date) of the registration certificate issued by the  People’s Bank of China in respect of the Pledge over Receivables;

(b)                                     use its best efforts to procure that there shall be delivered to the Facility Agent within 90 days after the Initial Utilisation Date, a copy (certified by the Borrower to be true, complete and up-to-date) of the registrations with SAFE and SAIC in respect of the Pledge over Receivables and a copy (certified by the Borrower to be true, complete and up-to-date) of the approval of MOFCOM in respect of the Pledge over Receivables, provided that if the Borrower fails to obtain (upon using its best efforts) such registrations and approval, the Borrower shall use its best effort to procure that there shall be delivered to the Facility Agent within 90 days after the Initial Utilisation Date, a copy (certified by the Borrower to be true, complete and up-to-date) of the rejections of the application for registration issued by SAFE and SAIC in respect of the Pledge over Receivables and a copy (certified by the Borrower to be true, complete and up-to-date) of the rejections of the application for approval issued by MOFCOM in respect of the Pledge over Receivables; provided further that if the Borrower still fails (upon using its best efforts) to obtain such rejections of application, the Borrower shall procure that there shall be delivered to the Facility Agent within 90 days after the Initial Utilisation Date, a copy (certified by the Borrower to be true, complete and up-to-date) of the postmarked receipt of the registration mail(s) evidencing that applications to SAFE, SAIC and MOFCOM for the registration and approval in respect of the Pledge over Receivables have been delivered to SAFE, SAIC and MOFCOM respectively; and

(c)                                      procure that there shall be delivered to the Facility Agent within 90 days after the Initial Utilisation Date, a legal opinion (with respect the Pledge over Receivables) issued by PRC counsel to the Facility Agent and in form and substance satisfactory to the Facility Agent;

14.                           in respect of the Pledge over Receivables relating to the Upcoming LHD Contracts:

(a)                                      procure that there shall be delivered to the Facility Agent within 14 days after (i) the execution of the Upcoming LHD Contracts or (ii) the date of completion of the customs clearance (in the PRC) of the Upcoming LHD Units, whichever is later, supplement(s) to the Pledge over Receivables relating to such Upcoming LHD Contracts;

(b)                                     procure that there shall be delivered to the Facility Agent within 14 days after (i) the execution of such Upcoming LHD Contracts or (ii) the date of completion of the customs clearance (in the PRC) of the Upcoming LHD Units, whichever is later, a copy (certified by the Borrower to be true, complete and up-to-date) of the registration certificate issued by the  People’s Bank of China in respect of the Pledge over Receivables relating to such Upcoming LHD Contracts;

(c)                                      use its best efforts to procure that there shall be delivered to the Facility Agent within 90 days after (i) the execution of such Upcoming LHD Contracts or (ii) the date of completion of the customs clearance (in the PRC) of the Upcoming LHD Units, whichever is later, a copy (certified by the Borrower to be true, complete and up-to-date) of the registrations with SAFE and SAIC in respect of the Pledge over Receivables relating to such Upcoming LHD Contracts and a copy (certified by the Borrower to be true, complete and up-to-date) of the approval of MOFCOM in respect of the Pledge over Receivables relating to such Upcoming LHD Contracts, provided that if the Borrower fails to obtain (upon using its best efforts) such registrations and approval, the Borrower shall use its best effort to procure that there shall be delivered to the Facility Agent within 90 days after (i) the execution of such Upcoming LHD Contracts or (ii) the date of completion of the customs clearance (in the PRC) of the Upcoming LHD Units, whichever is later, a copy (certified by the Borrower to be true, complete and up-to-date) of the rejections of the application for registration issued by SAFE and SAIC in respect of the Pledge over Receivables relating to such Upcoming LHD Contracts and a copy (certified by the Borrower to be true, complete and up-to-date) of the rejections of the application for approval issued by MOFCOM in respect of the Pledge over Receivables relating to such Upcoming LHD Contracts; provided further that if the Borrower still fails (upon using its best efforts) to obtain such rejections of application, the Borrower shall procure that there shall be delivered to the Facility Agent within 90 days after (i) the execution of such Upcoming LHD Contracts or (ii) the date of completion of the customs clearance (in the PRC) of the Upcoming LHD Units, whichever is later, a copy (certified by the Borrower to be true, complete and up-to-date) of the postmarked receipt of the registration mail(s) evidencing that applications to SAFE, SAIC and MOFCOM for the registration and approval in respect of the Pledge over Receivables relating to such Upcoming LHD Contracts have been delivered to SAFE, SAIC and MOFCOM respectively; and

(d)                                     procure that there shall be delivered to the Facility Agent within 90 days after (i) the execution of such Upcoming LHD Contracts or (ii) the date of completion of the customs clearance (in the PRC) of the Upcoming LHD Units, whichever is later, a legal opinion (with respect the Pledge over Receivables)

issued by PRC counsel to the Facility Agent and in form and substance satisfactory to the Facility Agent;

15.                           in respect of the Pledge over Receivables relating to the Financed LHD Contracts relating to 6 Financed LHD Units (as referred to in paragraph 2):

(a)                                      procure that there shall be delivered to the Facility Agent within 14 days after (i) the execution of such Financed LHD Contracts or (ii) the date of completion of the customs clearance (in the PRC) of the Financed LHD Units, whichever is later, supplement(s) to the Pledge over Receivables relating to such Financed LHD Contracts;

(b)                                     procure that there shall be delivered to the Facility Agent within 14 days after (i) the execution of such Financed LHD Contracts or (ii) the date of completion of the customs clearance (in the PRC) of the Financed LHD Units, whichever is later, a copy (certified by the Borrower to be true, complete and up-to-date) of the registration certificate issued by the  People’s Bank of China in respect of the Pledge over Receivables relating to such Financed LHD Contracts;

(c)                                      use its best efforts to procure that there shall be delivered to the Facility Agent within 90 days after (i) the execution of such Financed LHD Contracts or (ii) the date of completion of the customs clearance (in the PRC) of the Financed LHD Units, whichever is later, a copy (certified by the Borrower to be true, complete and up-to-date) of the registrations with SAFE and SAIC in respect of the Pledge over Receivables relating to such Financed LHD Contracts and a copy (certified by the Borrower to be true, complete and up-to-date) of the approval of MOFCOM in respect of the Pledge over Receivables relating to such Financed LHD Contracts, provided that if the Borrower fails to obtain (upon using its best efforts) such registrations and approval, the Borrower shall use its best effort to procure that there shall be delivered to the Facility Agent within 90 days after (i) the execution of such Financed LHD Contracts or (ii) the date of completion of the customs clearance (in the PRC) of the Finance LHD Units, whichever is later, a copy (certified by the Borrower to be true, complete and up-to-date) of the rejections of the application for registration issued by SAFE and SAIC in respect of the Pledge over Receivables relating to such Financed LHD Contracts and a copy (certified by the Borrower to be true, complete and up-to-date) of the rejections of the application for approval issued by MOFCOM in respect of the Pledge over Receivables relating to such Financed LHD Contracts; provided further that if the Borrower still fails (upon using its best efforts) to obtain such rejections of application, the Borrower shall procure that there shall be delivered to the Facility Agent within 90 days after (i) the execution of such Financed LHD Contracts or (ii) the date of completion of the customs clearance (in the PRC) of the Finance LHD Units, whichever is later, a copy (certified by the Borrower to be true, complete and up-to-date) of the postmarked receipt of the registration mail(s) evidencing that applications to SAFE, SAIC and MOFCOM for the registration and approval in respect of the Pledge over Receivables relating to such Financed LHD Contracts have been delivered to SAFE, SAIC and MOFCOM respectively; and

(d)                                     procure that there shall be delivered to the Facility Agent within 90 days after (i) the execution of such Financed LHD Contracts or (ii) the date of completion of the customs clearance (in the PRC) of the Financed LHD Units, whichever is later, a legal opinion (with respect the Pledge over Receivables) issued by PRC counsel to the Facility Agent and in form and substance satisfactory to the Facility Agent;

16.                           in respect of the Pledge over Receivables relating to any other Material Sales Contract:

(a)                                      procure that there shall be delivered to the Facility Agent within 14 days after the execution of such Material Sales Contract, a supplement to the Pledge over Receivables relating to such Material Sales Contract;

(b)                                     procure that there shall be delivered to the Facility Agent within 14 days after the execution of such Material Sales Contract, a copy (certified by the Borrower to be true, complete and up-to-date) of the registration certificate issued by the  People’s Bank of China in respect of such supplement;

(c)                                      use its best efforts to procure that there shall be delivered to the Facility Agent within 90 days after the execution of such Material Sales Contract, a copy (certified by the Borrower to be true, complete and up-to-date) of the registrations with SAFE and SAIC in respect of the Pledge over Receivables relating to such supplement and a copy (certified by the Borrower to be true, complete and up-to-date) of the approval of MOFCOM in respect of the Pledge over Receivables relating to such supplement, provided that if the Borrower fails to obtain (upon using its best efforts) such registrations and approval, the Borrower shall use its best effort to procure that there shall be delivered to the Facility Agent within 90 days after the execution of such Material Sales Contract, a copy (certified by the Borrower to be true, complete and up-to-date) of the rejections of the application for registration issued by SAFE and SAIC in respect of the Pledge over Receivables relating to such supplement and a copy (certified by the Borrower to be true, complete and up-to-date) of the rejections of the application for approval issued by MOFCOM in respect of such supplement; provided further that if the Borrower still fails (upon using its best efforts) to obtain such rejections of application, the Borrower shall procure that there shall be delivered to the Facility Agent within 90 days after the execution of such Material Sales Contract, a copy (certified by the Borrower to be true, complete and up-to-date) of the postmarked receipt of the registration mail(s) evidencing that applications to SAFE, SAIC and MOFCOM for the registration and approval in respect of the Pledge over Receivables relating to such supplement have been delivered to SAFE, SAIC and MOFCOM respectively; and

(d)                                     procure that there shall be delivered to the Facility Agent within 90 days after the execution of such Material Sales Contract, a legal opinion (with respect the Pledge over Receivables) issued by PRC counsel to the Facility Agent and in form and substance satisfactory to the Facility Agent;

17.                           in respect of any other supplement relating to the Pledge over Receivables which is executed after the date of the Pledge over Receivables in accordance with any Finance Document and/or to the extent required under PRC law or by the relevant PRC authorities:

(a)                                      procure that there shall be delivered to the Facility Agent within 14 days after the execution of such supplement, a copy (certified by the Borrower to be true, complete and up-to-date) of the registration certificate issued by the  People’s Bank of China in respect of such supplement;

(b)                                     use its best efforts to procure that there shall be delivered to the Facility Agent within 90 days after the execution of such supplement, a copy (certified by the Borrower to be true, complete and up-to-date) of the registrations with SAFE and SAIC in respect of the Pledge over Receivables relating to such supplement and a copy (certified by the Borrower to be true, complete and up-to-date) of the approval of MOFCOM in respect of the Pledge over Receivables relating to such supplement, provided that if the Borrower fails to obtain (upon using its best efforts) such registrations and approval, the Borrower shall use its best effort to procure that there shall be delivered to the Facility Agent within 90 days after the execution of such supplement, a copy (certified by the Borrower to be true, complete and up-to-date) of the rejections of the application for registration issued by SAFE and SAIC in respect of the Pledge over Receivables relating to such supplement and a copy (certified by the Borrower to be true, complete and up-to-date) of the rejections of the application for approval issued by MOFCOM in respect of such supplement; provided further that if the Borrower still fails (upon using its best efforts) to obtain such rejections of application, the Borrower shall procure that there shall be delivered to the Facility Agent within 90 days after the execution of such supplement, a copy (certified by the Borrower to be true, complete and up-to-date) of the postmarked receipt of the registration mail(s) evidencing that applications to SAFE, SAIC and MOFCOM for the registration and approval in respect of the Pledge over Receivables relating to such supplement have been delivered to SAFE, SAIC and MOFCOM respectively; and

(c)                                      procure that there shall be delivered to the Facility Agent within 90 days after the execution of such supplement, a legal opinion (with respect the Pledge over Receivables) issued by PRC counsel to the Facility Agent and in form and substance satisfactory to the Facility Agent;

18.                           in respect of the Onshore Cash Collateral Account:

(a)                                      within 5 Business Days upon the deposit of the amount into the Onshore Cash Collateral Account in accordance with Clause 1(a) of this Schedule 13, procure that there shall be delivered to the Facility Agent the Pledge over Deposit Certificates, duly executed by the parties thereto;

(b)                                     use its best efforts to procure that there shall be delivered to the Facility Agent within 90 days after the Initial Utilisation Date, a copy (certified by the Borrower to be true, complete and up-to-date) of the registrations with SAFE and SAIC in respect of the Pledge over Deposit Certificates relating to such deposit and a copy (certified by the Borrower to be true, complete and up-to-date) of the approval of MOFCOM in respect of the Pledge over Deposit Certificates relating to such deposit, provided that if the Borrower fails to obtain (upon using its best efforts) such registrations and approval, the Borrower shall use its best effort to procure that there shall be delivered to the Facility Agent within 90 days after the Initial Utilisation Date, a copy (certified by the Borrower to be true, complete and up-to-date) of the rejections of the application for registration issued by SAFE and SAIC in respect of the Pledge over Deposit Certificates relating to such deposit and a copy (certified by the Borrower to be true, complete and up-to-date) of the rejections of the application for approval issued by MOFCOM in respect of the Pledge over Deposit Certificates relating to such deposit; provided further that if the Borrower still fails (upon using its best efforts) to obtain such rejections of application, the Borrower shall procure that there shall be delivered to the Facility Agent within 90 days after the Initial Utilisation Date, a copy (certified by the Borrower to be true, complete and up-to-date) of the postmarked receipt of the registration mail(s) evidencing that applications to SAFE, SAIC and MOFCOM for the registration and approval in respect of the Pledge over Deposit Certificates relating to such deposit have been delivered to SAFE, SAIC and MOFCOM respectively; and

(c)                                      procure that there shall be delivered to the Facility Agent within 90 days after the Initial Utilisation Date, a legal opinion (with respect the Pledge over Deposit Certificates) issued by PRC counsel to the Facility Agent and in form and substance satisfactory to the Facility Agent;

19.                           in respect of each of (i) the deposit of an additional amount into the Onshore Cash Collateral Account in accordance with paragraph 1(b) of this Schedule 13 and (ii) any withdrawal from the Onshore Cash Collateral Account in accordance with paragraph 4(c)(i) of Schedule 6 (Bank Accounts):

(a)                                      within 5 Business Days after such change in balance standing to the credit of the Onshore Cash Collateral Account, procure that there shall be delivered to the Facility Agent a supplement to the Pledge over Deposit Certificates, duly executed by the parties to the Pledge over Deposit Certificates;

(b)                                     use its best efforts to procure that there shall be delivered to the Facility Agent within 90 days after the date of such change in balance, a copy (certified by the Borrower to be true, complete and up-to-date) of the registrations with SAFE and SAIC in respect of the Pledge over Deposit Certificates of such supplement and a copy (certified by the Borrower to be true, complete and up-to-date) of the approval of MOFCOM in respect of the Pledge over Deposit Certificates relating to such supplement, provided that if the Borrower fails to obtain (upon using its best efforts) such registrations and approval, the Borrower shall use its best effort to procure that there shall be delivered to the Facility Agent within 90 days after the date of such change in balance, a copy (certified by the Borrower to be true, complete and up-to-date) of the rejections of the application for registration issued by SAFE and SAIC in respect of the Pledge over Deposit Certificates of such supplement and a copy (certified by the Borrower to be true, complete and up-to-date) of the rejections of the application for approval issued by MOFCOM in respect of the Pledge over Deposit Certificates relating to such supplement; provided further that if the Borrower still fails (upon using its best efforts) to obtain such rejections of application, the Borrower shall procure that there shall be delivered to the Facility Agent within 90 days after the date of such change in balance, a copy (certified by the Borrower to be true, complete and up-to-date) of the postmarked receipt of the registration mail(s) evidencing that applications to SAFE, SAIC and MOFCOM for the registration and approval in respect of the Pledge over Deposit Certificates of such supplement have been delivered to SAFE, SAIC and MOFCOM respectively; and

(c)                                      procure that there shall be delivered to the Facility Agent within 90 days after the date of such change in balance, a legal opinion (with respect the Pledge over Deposit Certificates) issued by PRC counsel to the Facility Agent and in form and substance satisfactory to the Facility Agent;

20.                           in respect of any other supplement relating to the Pledge over Deposit Certificates which is executed after the date of the Pledge over Deposit Certificates in accordance with any Finance Document:

(a)                                      use its best efforts to procure that there shall be delivered to the Facility Agent within 90 days after the date of such supplement, a copy (certified by the Borrower to be true, complete and up-to-date) of the registrations with SAFE and SAIC in respect of the Pledge over Deposit Certificates of such supplement and a copy (certified by the Borrower to be true, complete and up-to-date) of the approval of MOFCOM in respect of the Pledge over Deposit Certificates relating to such supplement, provided that if the Borrower fails to obtain (upon using its best efforts) such registrations and approval, the Borrower shall use its best effort to procure that there shall be delivered to the Facility Agent within 90 days after the date of such supplement, a copy (certified by the Borrower to be true, complete and up-to-date) of the rejections of the application for registration issued by SAFE and SAIC in respect of the Pledge over Deposit Certificates of such supplement and a copy (certified by the Borrower to be true, complete and up-to-date) of the rejections of the application for approval issued by MOFCOM in respect of the Pledge over Deposit Certificates relating to such supplement; provided further that if the Borrower still fails (upon using its best efforts) to obtain such rejections of application, the Borrower shall procure that there shall be delivered to the Facility Agent within 90 days after the date of such supplement, a copy (certified by the Borrower to be true, complete and up-to-date) of the postmarked receipt of the registration mail(s) evidencing that applications to SAFE, SAIC and MOFCOM for the registration and approval in respect of the Pledge over Deposit Certificates of such supplement have been delivered to SAFE, SAIC and MOFCOM respectively; and

(b)                                     procure that there shall be delivered to the Facility Agent within 90 days after the date of such supplement, a legal opinion (with respect the Pledge over Deposit Certificates) issued by PRC counsel to the Facility Agent and in form and substance satisfactory to the Facility Agent;

21.                           ensure that, immediately after the execution of the Share Charge over Holdco, a copy of the updated register of members and register of transfers of Holdco, as certified by its registered agent, is delivered to the Security Agent;

22.                           ensure that (in the case where any Lender Accession Memorandum relating to any Tranche is delivered in accordance with Clause 4 (Accession of Lenders)) that, to the extent required by the Facility Agent (upon the advice of its legal counsel), within 90 days after the Utilisation of such Tranche:

(a)                                      all applicable Authorisations evidencing that each Lender (that has become party hereto pursuant to any Lender Accession Memorandum relating to such Tranche) has become one of the beneficiaries of the Transaction Security shall have been obtained and effected, and copies of such Authorisations shall have been delivered to the Facility Agent; and

(b)                                     a legal opinion issued by PRC counsel to the Facility Agent and in form and substance satisfactory to the Facility Agent shall have been delivered to the Facility Agent (in respect of, among other things, the Authorisations referred to in paragraph 22(a)).

Part III         Other documents and evidence

Each Obligor party hereto shall ensure that there shall be delivered to the Facility Agent, in respect of each Security Document entered into pursuant to any paragraph under Part II (Security) above (other than those delivered under Schedule 2 (Conditions Precedent for initial Utilisation)), each of the following in form and substance satisfactory to the Facility Agent (such delivery to be made by no later than 5 Business Days after the execution of such Security Document or such later date as the Facility Agent may agree):

23.                           such Security Document duly executed (where appropriate, under seal) and delivered by each Obligor party thereto (each an “Applicable Obligor”);

24.                           in respect of each Applicable Obligor:

(a)                                      copies of the constitutional documents of that Applicable Obligor;

(b)                                     copies of the resolution(s) of the board of directors (or equivalent body) of, and/or resolution(s) (as appropriate, based on the advice of counsel to the Facility Agent) signed by all holders of the issued shares and/or equity interests in, that Applicable Obligor:

(i)                       approving the terms of, and the transactions contemplated by, the Finance Documents to which it is a party and resolving that it execute the Finance Documents to which it is a party;

(ii)                    authorising a specified person or persons to execute the Finance

Documents to which it is a party on its behalf; and

(iii)                 authorising a specified person or persons, on its behalf, to sign and/or despatch all documents and notices to be signed and/or despatched by it under or in connection with the Finance Documents to which it is a party;

(c)                                      a specimen signature of each person authorised by the resolution(s) referred to in paragraph 24(b) above;

(d)                                     a certificate of that Applicable Obligor (signed on behalf of that Applicable Obligor by the resolution(s) referred to in paragraph  24(b) above) confirming that guaranteeing and/or securing, as appropriate, the Total Commitments (including any increase thereto pursuant to the delivery of Lender Accession Memorandum(s) from time to time) would not cause any guarantee, security or similar limit binding on that Applicable Obligor to be exceeded; and

(e)                                      a certificate of an authorised signatory of that Applicable Obligor certifying that each copy document specified in this Schedule and/or any document or evidence delivered hereunder in copy form is correct, complete and in full force and effect as at a date no earlier than the date of such certificate; and

25.                           the following legal opinions (if not already covered under Part II (Security) above):

(a)                                      a legal opinion of the legal advisers to the Facility Agent in the jurisdiction of incorporation or establishment of each Applicable Obligor, in form and substance satisfactory to the Facility Agent; and

(b)                                     a legal opinion of the legal advisers to the Facility Agent in the jurisdiction of any laws that are expressed to govern such Security Document, in form and substance satisfactory to the Security Agent.

Part IV        Relevant Permitted Reorganisation

26.                           Each Obligor party hereto shall ensure that there shall be delivered to the Facility Agent, promptly (but in any event by no later than 5 Business Days) after completion of the Relevant Permitted Reorganisation, each of the following in form and substance satisfactory to the Facility Agent:

(a)                                      a certified copy of the register of members of Cayman Co evidencing that the entire issued share capital of Cayman Co is owned as to 90% by Premium Sino, as to 4.5% by Wise Worldwide, as to 1.5% by King Da and as to 4% by Prosperia; and

(b)                                     a certified copy of the Register of Members (as defined in the New Share Charge over Holdco) of Holdco evidencing that the entire issued share capital of Holdco is owned by Cayman Co, together with evidence that such Register of Members has been filed with the Registrar of Corporate Affairs (as defined in the New Share Charge over Holdco).

27.                           If application to SAFE for the filing of the particulars of the Second Amendment

Agreement and this Agreement is advised by the legal advisers in the PRC to the Facility Agent to be necessary or desirable (and evidence of such application is required to be delivered to the Facility Agent pursuant to paragraph 6(b) of Schedule 1 (Conditions Precedent) to the Second Amendment Agreement), the Borrower shall ensure that there shall be delivered to the Facility Agent, promptly (but in any event by no later than such timing as notified by the Facility Agent to the Borrower in writing (acting on the advice of its legal advisers in the PRC)) evidence (in form and substance satisfactory to the Facility Agent) of acceptance of such filing by SAFE.

SIGNATURES

THE BORROWER

TIANJIN NEW HIGHLAND SCIENCE AND TECHNOLOGY DEVELOPMENT CO., LTD.

/s/ Liu Qingzeng

(Name of Authorized Signatory)

Name: Liu Qingzeng

Address:

Telephone:	+86-22-6635-1185

Fax:	+86-22-6635-1181

Attention:	Mr Liu Qingzeng

SIGNATURE PAGE TO THE SECOND AMENDMENT AGREEMENT

PARENTCO

INTERNATIONAL PETROLEUM SERVICES CORPORATION LIMITED

/s/ Liu Qingzeng

(Name of Authorized Signatory)

Name: Liu Qingzeng

Address:

Telephone:	+86-10-8712-5567

Fax:	+86-10-8712-5500

Attention:	Mr Liu Qingzeng

SIGNATURE PAGE TO THE SECOND AMENDMENT AGREEMENT

HOLDCO

SUPERPORT LIMITED

/s/ Liu Qingzeng

(Name of Authorized Signatory)

Name: Liu Qingzeng

Address:

Telephone:	+86-22-6635-1185

Fax:	+86-22-6635-1181

Attention:	Mr Liu Qingzeng

SIGNATURE PAGE TO THE SECOND AMENDMENT AGREEMENT

CAYMAN CO

SINOTECH ENERGY LIMITED

/s/ Liu Qingzeng

(Name of Authorized Signatory)

Name: Liu Qingzheng

Address:	3/F, No. 19 Ronghua South Road
Beijing Economic-Technological Development Area
Beijing 100176, People’s Republic of China

Telephone:	+86 10 8712 5555
Fax:	+86 10 8712 5500

Attention:	Chief Executive Officer

SIGNATURE PAGE TO THE SECOND AMENDMENT AGREEMENT

THE FACILITY AGENT

DEUTSCHE BANK AG, HONG KONG BRANCH

/s/ Aric Kay-Russell	/s/Ng Yue Min

(Name of Authorized Signatory)

Name:

Address:	48/F, Cheung Kong Center, 2 Queen’s Road Central, Hong Kong

Fax:	+852 2203 7320/7323

Attention:	Trust and Securities Services

SIGNATURE PAGE TO THE SECOND AMENDMENT AGREEMENT

THE CALCULATION AGENT

DEUTSCHE BANK AG, HONG KONG BRANCH

/s/ Aric Kay-Russell	/s/Ng Yue Min

(Name of Authorized Signatory)

Name:

Address:	55th Floor, Cheung Kong Center, Queen’s Road Central, Hong Kong

Telephone:	+852-2203-8787

Fax:	+852-2203-7266

SIGNATURE PAGE TO THE SECOND AMENDMENT AGREEMENT

THE SECURITY AGENT

DB TRUSTEES (HONG KONG) LIMITED

/s/ Aric Kay-Russell	/s/Ng Yue Min

(Name of Authorized Signatory)

Name:

Address:	48/F, Cheung Kong Center, 2 Queen’s Road Central, Hong Kong

Fax:	+852 2203 7320/7323

Attention:	Managing Director

SIGNATURE PAGE TO THE SECOND AMENDMENT AGREEMENT